UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes

Your Global Investment Authority

PIMCO Equity Series®

Semiannual Report

December 31, 2012

PIMCO Dividend and Income Builder Fund

PIMCO EqS® Dividend Fund

PIMCO EqS® Emerging Markets Fund

PIMCO EqS® Long/Short Fund

PIMCO Emerging Multi-Asset Fund

PIMCO EqS Pathfinder Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

Fund	Insights from the Portfolio Managers	Fund Summary	Schedule of Investments

PIMCO Dividend and Income Builder Fund	5	8	45
PIMCO EqS® Dividend Fund	9	12	52
PIMCO EqS® Emerging Markets Fund	13	15	56
PIMCO EqS® Long/Short Fund	16	18	63
PIMCO Emerging Multi-Asset Fund	19	22	66
PIMCO EqS Pathfinder Fund®	23	26	70

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2012. On the following pages are specific details about the investment performance of each fund and a discussion of the factors that influenced performance during the reporting period. In addition, the letters from the portfolio managers provide a further review of such factors as well as an overview of each fund’s investment strategy.

Over the six-month reporting period, equity markets posted positive returns, helped by expanded monetary policies announced by the Western central banks designed to stimulate economic growth. As a result, low yields in “safe assets1” (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The Federal Reserve (“Fed”) initiated a third round of quantitative easing, referred to as QE3, which expanded the types of assets the Fed can purchase beyond U.S. Treasuries to include Agency mortgage-backed securities. In an unprecedented move, the Fed also announced that it would tie forward policy guidance to unemployment and inflation targets. Within Europe, the European Central Bank (“ECB”) announced the Outright Monetary Transactions (“OMT”) program, which spurred investor confidence in European policymakers’ ability and willingness to stabilize the euro and the eurozone. The OMT program would entail unlimited, but conditional, purchases of eurozone-member government bonds in the secondary market that have maturities of one to three years.

Signs of improving investor sentiment, positive U.S. housing starts, and the resolution of the U.S. Presidential election also contributed to increased investor risk appetite. Just outside of the reporting period, the U.S. Congress largely averted going over the “fiscal cliff” by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to their delay of the sequestration and debt ceiling debate. In response, both Moody’s and Standard & Poor’s (two independent ratings agencies) noted that while the compromise reduces near-term economic risk, meaningful deficit reduction measures would be needed in order for them to remove their “rating-risk” opinion on U.S. sovereign debt.

Highlights of the financial markets during our six-month reporting period include:

■

U.S. equities, as measured by the S&P 500 Index, returned 5.95% despite a volatile period marked by uncertainty over the “fiscal cliff” and the U.S. Presidential election. Global equities, as represented by the MSCI All Country World Index and MSCI World Index, returned 9.91% and 9.36%, respectively. Emerging market equities, as represented by the MSCI Emerging Markets Index, returned 13.75%. This differential in performance increased over the period, as the fiscal cliff began to drag on U.S. equity returns, while improved industrial production figures and more positive sentiment led Chinese equity performance, which benefited emerging market equities.

■

U.S. interest rates declined to their lowest level in July 2012, but rose thereafter to end the period higher. The benchmark ten-year U.S. Treasury note yielded 1.76% at the end of the reporting period, as compared to 1.64% on June 30, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.80% for the period.

[1]	All investments contain risk and may lose value

2	PIMCO EQUITY SERIES

All of our active equity strategies are global, high-conviction portfolios that are unconstrained by geography, benchmark or market capitalization and incorporate downside risk management. Each strategy is managed by experienced equity investors who benefit from PIMCO’s global investment resources and macroeconomic insights. We believe the long-term potential of equities to grow earnings and dividends is an important component of an investor’s overall portfolio. As such, we remain committed to a steady and focused build-out of PIMCO’s actively managed equity suite and look forward to keeping you informed of our progress.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series January 24, 2013

SEMIANNUAL REPORT	DECEMBER 31, 2012	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company currently consisting of six separate investment portfolios (the “Funds”). Each Fund is an actively managed equity strategy. While we believe that equity funds have an important role to play in a well diversified investment portfolio, they are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, convertible securities risk, tax risk, subsidiary risk and issuer non-diversification risk. A complete description of these risks and other risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Funds could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Dividend and Income Builder Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO EqS® Dividend Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO EqS® Emerging Markets Fund	03/22/11	03/22/11	03/22/11	04/19/11	03/22/11	03/22/11	03/22/11	03/22/11
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	—	04/30/12	04/30/12	04/30/12	—
PIMCO Emerging Multi-Asset Fund	04/12/11	04/12/11	04/12/11	04/19/11	04/12/11	04/12/11	04/12/11	04/12/11
PIMCO EqS Pathfinder Fund®	04/14/10	04/14/10	04/14/10	—	04/14/10	04/14/10	04/14/10	04/14/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at http://www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at http://www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Effective January 25, 2013, Neel T. Kashkari no longer serves as President or Trustee of the Trust.

4	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Dividend and Income Builder Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2012, the MSCI All Country World Index (the “Index”), which tracks the performance of stocks in developed and emerging markets countries, returned 9.91%. While overall market performance was positive, the intra-period performance was volatile due to political uncertainty in the U.S. and Europe.

Global equity market performance was strong during most of the third quarter of 2012 after Mario Draghi, President of the European Central Bank, vowed on July 26 to do “whatever it takes” to stabilize Europe. Following the U.S. Federal Reserve’s (“Fed”) announcement of plans for more stimulus action in mid-September 2012, however, global equity markets declined and remained volatile through October 2012, possibly implying a decreasing effectiveness of Fed actions. Global equity markets resumed the decline during the first half of November 2012 following the U.S. presidential election as the focus turned to the “fiscal cliff” in the U.S. Markets began to rally in mid-November 2012 as hope grew that U.S. lawmakers could reach an agreement that would avoid the $600 billion of automatic tax hikes and spending cuts that were scheduled to take effect in the new year. Market performance faded at the end of December 2012 as hope for an agreement waned before a deal was finally reached in early January 2013.

While global equity market performance was positive in each of the ten Global Industry Classification Standard (“GICS”) sectors, performance was strongest in the more economically sensitive financials, materials, and consumer discretionary sectors. Utilities, telecommunication services, and information technology were the poorest performing sectors. Europe was the strongest performing region globally, while U.S. equities lagged most other major markets. U.S. dividend stocks trailed global equities as investors worried about an increased tax rate on qualified dividends in the U.S.; however, we did not see this dynamic for dividend-paying stocks in international markets.

Fund Review

During the reporting period, the Fund paid ordinary quarterly dividends of 17.4 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses. For the twelve months ended December 31, 2012, the Fund paid ordinary quarterly dividends of 41.3 cents per share on its Institutional Class shares. Over time, we seek to grow the total dividends paid by the Fund each year, while pursuing our other goals of providing an attractive current yield and total returns.

The net asset value of the Fund’s Institutional Class shares increased by $0.73 per share (from $10.47 to $11.20) over the reporting period.

On a relative basis, the Fund underperformed its primary benchmark (MSCI All Country World Index) but outperformed its blended secondary benchmark index (a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate Index). For the most part, the Fund’s equity holdings participated in the global equity rally, while the Fund’s fixed income holdings outperformed the Barclays Global Aggregate Index. Given PIMCO’s secular outlook for lower global economic growth and coupled with where we are finding value in individual companies, we are conservatively positioned and selectively opportunistic. Over time, we seek to participate in market upsides and limit losses in market downsides.

From a holdings perspective, the Fund’s position in Baxter International, a U.S.-based pharmaceutical and medical device company, was the largest contributor to relative performance. Baxter’s stock outperformed as its core blood and kidney therapies continued to perform well, and the market began to expect positive data in 2013 on its potential therapy to treat Alzheimer’s disease, which could possibly open up a significant new market for the company. In late November 2012, Baxter disclosed that the company was in advanced talks to acquire privately-owned Gambro AB. The deal would significantly expand the company’s presence in the dialysis equipment market. We have trimmed our position after the most recent advance.

Marathon Petroleum was another top contributor to performance. The U.S. oil refining and marketing company outperformed after announcing quarterly earnings in November 2012 that exceeded market expectations as it continues to benefit from growing oil production in America’s heartland. The company also announced that it had entered into a $500 million share repurchase program.

The largest detractor from performance for the reporting period was the Fund’s holding of Poseidon Concepts. The Canada-based fluid management company underperformed after announcing quarterly earnings in November 2012 that were below consensus estimates. The disappointment was due mainly to a decline in water tank utilization, lower North American rig counts, and a revision to the company’s ability to collect accounts receivable fully. Our concerns, including that the company might eliminate its dividend, prompted us to exit the position.

SEMIANNUAL REPORT	DECEMBER 31, 2012	5

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund (Cont.)

Microsoft was another detractor from performance. The U.S.-based software company underperformed in response to the tepid sales of its newest operating system, Windows 8. The company also announced that its longtime Windows division president was leaving the company. Over time, we anticipate that future tablets and ultrabooks developed by the marketplace will adopt the new operating system, improving uptake. The PIMCO Dividend team continues to like Microsoft’s core business and strong, growing cash flow generation.

The Fund’s fixed income holdings outperformed the Barclays Global Aggregate Index. Performance was helped mostly by an overweight position to investment grade credit, high yield, and emerging market securities, as spreads within these sectors narrowed over the reporting period.

Investment Process and Portfolio Construction

Our bottom-up investment strategy is focused on providing attractive income today and long-term capital appreciation. As we seek to achieve these goals, we employ fundamental research that aims to identify attractively priced companies exhibiting the ability and willingness to increase dividend payments. We then construct a portfolio that is diversified across three types of businesses:

■	Consistent Earners: Blue-chip industry leaders that consistently create value year after year.

■	Basic Value: Traditional value companies such as cyclicals, turnarounds, and companies with low valuations.

■	Emerging Franchises: Companies with the potential to be significantly larger over time.

Our total return focused approach to dividend investing means that we do not advocate selecting equity investments based on yield alone. Instead, we believe that an investment process that seeks out attractively valued income generating opportunities is critical in an environment where certain sectors commonly targeted by investors for yield are expensive relative to history. Additionally, we believe that dividend growth is a vital ingredient to investment success with benefits including excess returns over the broad market and an increasing yield on cost over time.

Conclusion

We maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given PIMCO’s secular outlook for lower returns across asset classes. With ten-year U.S. Treasury yields at historical lows, the dividend yield on global stocks can be particularly attractive, in our opinion.

The Fund remains defensively positioned, though we do intend to be selectively opportunistic through allocations to Basic Value (i.e. more cyclical) and Emerging Franchise (i.e. growth) companies. We continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

We thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar	Cliff Remily, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Eve Tournier
Fixed Income Portfolio Manager

6	PIMCO EQUITY SERIES

Top 10 Holdings1

Roche Holding AG	3.6%
Pfizer, Inc.	3.2%
Microsoft Corp.	3.2%
Medtronic, Inc.	2.8%
Baxter International, Inc.	2.6%
Marathon Petroleum Corp.	2.5%
Total S.A.	2.5%
Enagas S.A.	2.4%
JPMorgan Chase & Co.	2.4%
Walgreen Co.	2.4%

Geographic Breakdown1

United States	37.3%
United Kingdom	10.2%
South Africa	6.3%
Switzerland	6.0%
France	4.8%
Brazil	2.6%
Canada	2.5%
Spain	2.4%
Netherlands	2.4%
Hong Kong	2.3%
Germany	2.2%
Australia	2.2%
Norway	1.8%
Cyprus	1.6%
Other	8.9%

Sector Breakdown1

Health Care	17.8%
Financials	14.4%
Industrials	14.4%
Energy	9.9%
Telecommunication Services	8.1%
Information Technology	6.4%
Utilities	6.2%
Consumer Staples	5.2%
Materials	4.0%
Consumer Discretionary	3.6%
Mortgage-Backed Securities	2.3%
Other	1.2%

[1]

% of Total Investments as of 12/31/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2012	7

PIMCO Dividend and Income Builder Fund

Institutional Class - PQIIX	Class A - PQIZX
Class P - PQIPX	Class C - PQICX
Class D - PQIDX	Class R - PQIBX

Cumulative Returns Through December 31, 2012

Average Annual Total Return for the period ended December 31, 2012
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Builder Fund Institutional Class	8.87%	14.29%	15.88%
PIMCO Dividend and Income Builder Fund Class P	8.82%	14.29%	15.87%
PIMCO Dividend and Income Builder Fund Class D	8.71%	13.94%	15.52%
PIMCO Dividend and Income Builder Fund Class A	8.71%	13.83%	15.52%
PIMCO Dividend and Income Builder Fund Class A (adjusted)	2.73%	7.57%	9.44%
PIMCO Dividend and Income Builder Fund Class C	8.37%	13.08%	14.65%
PIMCO Dividend and Income Builder Fund Class C (adjusted)	7.37%	12.08%	14.65%
PIMCO Dividend and Income Builder Fund Class R	8.60%	13.69%	15.26%
MSCI All Country World Index Net USD±**	9.91%	16.13%	19.24%
MSCI World Index**	9.36%	15.83%	19.29%
75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged±±**	8.10%	13.22%	15.69%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Barclays Global Aggregate USD Unhedged Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

** Prior to July 17, 2012, the Fund’s primary benchmark was the MSCI World Index and the Fund’s secondary benchmark was the 75% MSCI World Index/25% Barclays Capital Global Aggregate USD Unhedged Index. The primary benchmark was changed from the MSCI World Index to the MSCI All Country World Index Net USD because the MSCI All Country World Index Net USD contains both developed markets and emerging markets securities, and thus more accurately represents the Fund’s investable universe than the MSCI World Index, which contains only developed markets securities. The secondary blended benchmark was changed accordingly to reflect the updated primary benchmark.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.99% for the Institutional Class shares, 1.09% for the Class P shares, 1.34% for the Class D shares, 1.34% for the Class A shares, 2.09% for the Class C shares and 1.59% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Dividend and Income Builder Fund seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time, with a secondary objective to seek to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»

The Fund’s Institutional Class shares returned 8.87% after fees, and the Fund’s benchmark index, the MSCI All Country World Index, returned 9.91%, and the Fund’s secondary benchmark index, a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate Index, returned 8.10%.

»

During the reporting period, the Fund paid ordinary quarterly dividends of 17.4 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses. The net asset value of the Fund’s Institutional Class shares increased by $0.73 per share (from $10.47 to $11.20) over the reporting period, bringing the six-month total return to 8.87%.

»	Security selection contributed to performance. The largest single contributor to relative performance was the Fund’s holding of Baxter, the U.S.-based pharmaceutical and medical device company.

»

The largest single detractor from relative performance was the Fund’s holding of Poseidon Concepts. The Canada-based fluid management company underperformed after announcing quarterly earnings in November 2012 that were below consensus estimates. The earnings disappointment was due mainly to a decline in water tank utilization, lower North American rig counts, and a revision on the company’s ability to fully collect accounts receivable.

»	The Fund’s defensive equity sector positioning was a drag on relative performance. Specifically, the Fund’s underweight to financials detracted from relative performance.

»

The Fund’s fixed income allocation performed positively, driven mainly by an overweight to investment grade, high yield, and emerging market credit securities, as these sectors outperformed during the reporting period.

8	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS® Dividend Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Dividend Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2012, the MSCI All Country World Index (the “Index”), which tracks the performance of stocks in developed and emerging markets countries, returned 9.91%. While overall market performance was positive, the intra-period performance was volatile due to political uncertainty in the U.S. and Europe.

Global equity market performance was strong during most of the third quarter of 2012 after Mario Draghi, President of the European Central Bank, vowed on July 26 to do “whatever it takes” to stabilize Europe. Following the U.S. Federal Reserve’s (“Fed”) announcement of plans for more stimulus action in mid-September 2012, however, global equity markets declined and remained volatile through October, possibly implying a decreasing effectiveness of Fed actions. Global equity markets resumed the decline during the first half of November 2012 following the U.S. presidential election as the focus turned to the “fiscal cliff” in the U.S. Markets began to rally in mid-November 2012 as hope grew that U.S. lawmakers could reach an agreement that would avoid the $600 billion of automatic tax hikes and spending cuts that were scheduled to take effect in the new year. Market performance faded at the end of December 2012 as hope for an agreement waned before a deal was finally reached in early January 2013.

While global equity market performance was positive in each of the ten Global Industry Classification Standard (“GICS”) sectors, performance was strongest in the more economically sensitive financials, materials, and consumer discretionary sectors. Utilities, telecommunication services, and information technology were the poorest performing sectors. Europe was the strongest performing region globally, while U.S. equities lagged most other major markets. U.S. dividend stocks trailed global equities as investors worried about an increased tax rate on qualified dividends in the U.S.; however, we did not see this dynamic for dividend-paying stocks in international markets.

Fund Review

During the reporting period, the Fund paid ordinary quarterly dividends of 14.4 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses. For the twelve months ended December 31, 2012, the Fund paid ordinary quarterly dividends of 36.8 cents per share on its Institutional Class shares. Over time, we seek to provide attractive current yield and total returns.

The net asset value of the Fund’s Institutional Class shares increased by $0.71 per share (from $10.47 to $11.18) over the reporting period.

On a relative basis, the Fund underperformed the MSCI All Country World Index. One driver of our underperformance was the nature of the strong equity market. While the Fund participated in the risk rally towards the end of the period, our more conservative positioning and less economically sensitive holdings caused the Fund to underperform its benchmark index. Given PIMCO’s secular outlook for lower global economic growth, coupled with where we are finding value in individual companies, we remain conservatively positioned and selectively opportunistic. Over time, we seek to participate in market upsides and limit losses in market downsides.

From a holdings perspective, the Fund’s position in Baxter International, a U.S.-based pharmaceutical and medical device company, was the largest contributor to relative performance. Baxter’s stock outperformed as its core blood and kidney therapies continued to perform well and the market began to expect positive data in 2013 on its potential therapy to treat Alzheimer’s disease, which could possibly open up a significant new market for the company. In late November 2012, Baxter disclosed that the company was in advanced talks to acquire privately-owned Gambro AB. The deal would significantly expand the company’s presence in the dialysis equipment market. We have trimmed our position after the most recent advance in the stock price.

Marathon Petroleum was another top contributor to performance. The U.S. oil refining and marketing company outperformed after announcing quarterly earnings in November 2012 that exceeded market expectations as it continues to benefit from growing oil production in America’s heartland. The company also announced that it had entered into a $500 million share repurchase program.

The largest detractor from performance for the reporting period was the Fund’s holding of Poseidon Concepts. The Canada-based fluid management company underperformed after announcing quarterly earnings in November 2012 that were below consensus estimates. The disappointment was due mainly to a decline in water tank utilization, lower North American rig counts, and a revision to the company’s ability to fully collect accounts receivable. Our concerns, including that the company might eliminate its dividend, prompted us to exit the position.

Microsoft was another detractor from performance. The U.S.-based software company underperformed in response to the tepid sales of its

SEMIANNUAL REPORT	DECEMBER 31, 2012	9

Insights from the Portfolio Managers PIMCO EqS® Dividend Fund (Cont.)

newest operating system, Windows 8. The company also announced that its longtime Windows division president was leaving the company. Over time, we anticipate that future tablets and ultrabooks developed by the marketplace will adopt the new operating system, potentially improving uptake. The PIMCO Dividend team continues to like Microsoft’s core business and strong, growing cash flow generation.

Investment Process and Portfolio Construction

Our bottom-up investment strategy is focused on providing attractive income today and long-term capital appreciation. As we seek to achieve these goals, we employ fundamental research that aims to identify attractively priced companies exhibiting the ability and willingness to increase dividend payments. We then construct a portfolio that is diversified across three types of businesses:

■	Consistent Earners: Blue-chip industry leaders that consistently create value year after year.

■	Basic Value: Traditional value companies such as cyclicals, turnarounds, and companies with low valuations.

■	Emerging Franchises: Companies with the potential to be significantly larger over time.

Our total return focused approach to dividend investing means that we do not advocate selecting equity investments based on yield alone. Instead, we believe that an investment process that seeks out attractively valued income generating opportunities is critical in an environment where certain sectors commonly targeted by investors for yield are expensive relative to history. Additionally, we believe that dividend growth is a vital ingredient to investment success with benefits including excess returns over the broad market and an increasing yield on cost over time.

Conclusion

Despite the Fund’s relative underperformance compared to its benchmark index over the reporting period, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given PIMCO’s secular outlook for lower returns across asset classes. With ten-year U.S. Treasury yields at historical lows, the dividend yield on global stocks can be particularly attractive, in our opinion.

The Fund remains defensively positioned, though we do intend to be selectively opportunistic through allocations to Basic Value (i.e. more cyclical) and Emerging Franchise (i.e. growth) companies. We continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

We thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar Co-Portfolio Manager	Cliff Remily, CFA Co-Portfolio Manager

Top 10 Holdings1

Roche Holding AG	4.5%
Pfizer, Inc.	3.6%
Microsoft Corp.	3.6%
Baxter International, Inc.	3.5%
Marathon Petroleum Corp.	3.4%
Medtronic, Inc.	3.2%
Walgreen Co.	3.1%
Enagas S.A.	3.1%
JPMorgan Chase & Co.	3.1%
Cisco Systems, Inc.	2.7%

Geographic Breakdown1

United States	39.8%
United Kingdom	10.9%
South Africa	7.7%
Switzerland	6.9%
France	5.1%
Spain	3.1%
Brazil	2.8%
Netherlands	2.5%
Canada	2.4%
Hong Kong	2.2%
Australia	2.1%
Norway	2.0%

10	PIMCO EQUITY SERIES

Geographic Breakdown1 (Cont.)

Panama	1.9%
Cyprus	1.9%
Other	6.0%

Sector Breakdown1

Health Care	21.3%
Financials	13.5%
Industrials	12.6%
Energy	12.0%
Telecommunication Services	8.9%
Information Technology	7.9%
Consumer Staples	6.7%
Utilities	5.5%
Materials	4.7%
Consumer Discretionary	4.2%

[1]

% of Total Investments as of 12/31/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2012	11

PIMCO EqS® Dividend Fund

Institutional Class - PQDIX	Class A - PQDAX
Class P - PQDPX	Class C - PQDCX
Class D - PQDDX	Class R - PQDRX

Cumulative Returns Through December 31, 2012

Average Annual Total Return for the period ended December 31, 2012
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO EqS® Dividend Fund Institutional Class	8.42%	13.88%	15.20%
PIMCO EqS® Dividend Fund Class P	8.37%	13.88%	15.19%
PIMCO EqS® Dividend Fund Class D	8.25%	13.63%	14.94%
PIMCO EqS® Dividend Fund Class A	8.25%	13.63%	14.94%
PIMCO EqS® Dividend Fund Class A (adjusted)	2.30%	7.38%	8.89%
PIMCO EqS® Dividend Fund Class C	7.93%	12.58%	13.91%
PIMCO EqS® Dividend Fund Class C (adjusted)	6.93%	11.58%	13.91%
PIMCO EqS® Dividend Fund Class R	8.15%	13.28%	14.59%
MSCI All Country World Index Net USD±**	9.91%	16.13%	19.24%
MSCI World Index	9.36%	15.83%	19.29%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

** Prior to July 17, 2012, the Fund’s primary benchmark was the MSCI World Index. The benchmark was changed from the MSCI World Index to the MSCI All Country World Index Net USD because the MSCI All Country World Index Net USD contains both developed markets and emerging markets securities, and thus more accurately represents the Fund’s investable universe than the MSCI World Index, which contains only developed markets securities.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.99% for the Institutional Class shares, 1.09% for the Class P shares, 1.34% for the Class D shares, 1.34% for the Class A shares, 2.09% for the Class C shares and 1.59% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS® Dividend Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund’s Institutional Class shares returned 8.42% after fees, and the Fund’s benchmark index, the MSCI All Country World Index, returned 9.91%.

»

During the reporting period, the Fund paid ordinary quarterly dividends of 14.4 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses. The net asset value of the Fund’s Institutional Class shares increased by $0.71 per share (from $10.47 to $11.18) over the reporting period, bringing the six-month total return to 8.42%.

»	Security selection contributed to performance. The largest single contributor to relative performance was the Fund’s holding of Baxter, the U.S.-based pharmaceutical and medical device company.

»

The largest single detractor from performance was the Fund’s holding of Poseidon Concepts. The Canada-based fluid management company underperformed after announcing quarterly earnings in November 2012 that were below consensus estimates. The earnings disappointment was due mainly to a decline in water tank utilization, lower North American rig counts, and a revision on the company’s ability to fully collect accounts receivable.

»	The Fund’s defensive sector positioning was a drag on relative performance. Specifically, the Fund’s underweight to financials detracted from relative performance.

12	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS® Emerging Markets Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Emerging Markets Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of recent portfolio performance.

Market Overview

Over the six-month reporting period, equity markets rallied, as central bank actions designed to stimulate economic growth were announced, and a more positive growth outlook emerged. While concerns over a Greek exit from the eurozone had weighed on markets in the previous twelve months, the actions by the European Central Bank in September 2012, which announced a plan to purchase bonds of the peripheral nations, spurred risk taking. At a similar time, the Federal Reserve announced further purchases of mortgage debt and maintained its pledge to keep interest rates low. These announcements induced a risk asset rally in which emerging market equities outperformed developed markets. This differential in performance increased over the period, as the fiscal cliff began to drag on U.S. equity returns, while improved industrial production figures and more positive sentiment led Chinese equity performance.

The outperformance of emerging markets over developed markets during the period is consistent with our long-term view, which maintains that emerging market economic growth will exceed that of developed markets. We believe that the advantages of emerging market economies, including higher current account balances and foreign currency reserves, together with a lower degree of indebtedness, should provide long-term support for emerging market companies, in our opinion. Furthermore, while emerging market equity returns have outperformed the developed markets over the past six months, we believe that valuations remain attractive on a historical basis.

Fund Review

In this environment, the PIMCO EqS® Emerging Markets Fund underperformed its benchmark index over the reporting period. This underperformance can in part be explained by our early move into more cyclical companies. As global economic prospects stalled in early 2012, investors became increasingly wary of sectors that were more highly leveraged to the business cycle, and instead focused on more defensive sectors with earnings less dependent on economic growth. This led to an increase in valuations among less cyclical sectors, such as consumer staples, and a decrease in valuations among more cyclical sectors, such as materials and industrials. We believed that these cyclical sectors were trading at attractive levels and hence increased our exposure moving into the second half of 2012. While it is always difficult to judge the stage of a business cycle, in retrospect we made this move too early, and certain positions in materials and industrials detracted from Fund performance. However, towards the end of the period we began to see a turnaround in some of these firms, partly spurred by better growth prospects in China.

This improved outlook in China had contrasting effects on our portfolio over the period. On the one hand we benefited from positions in the consumer discretionary sector, notably in Chinese casinos. We continue to view real wage growth as one of the key components of future earnings growth and are focused on identifying companies that we believe will benefit from this trend. We also saw strong performance in certain consumer discretionary holdings in Brazil. On the other hand, the improved outlook in China led to a rally in the Chinese banking sector, in which we maintain an underweight position. While we agree with an improved economic outlook, we continue to avoid Chinese banks given the dramatic expansion in credit witnessed in recent years, and the potential for sharp rises in non-performing loans.

In terms of specific holdings, the top contributor for the period was Sakari Resources, a coal producer in South East Asia, which was acquired by its parent company, PTT International, at a significant premium to the market price. The largest detractor for the reporting period was TNK-BP, a Russian energy company. In October 2012, the British oil company BP announced it would sell its stake in TNK-BP to Rosneft, a government-owned Russian firm. This triggered a fall in the share price due to concerns that Rosneft would cut TNK’s dividend. While this has been a recent detractor from Fund performance, we believe that the dividend will be retained and that there remains attractive value in the investment.

Conclusion

At the end of 2012, we remain mindful of the continued headwinds to global economic growth, but are more cautiously optimistic, driven by an improved cyclical outlook in China. We believe that emerging market equities remain attractively valued on a historical basis and that real wage growth and an emerging consuming class should continue to drive equity returns. To take advantage of these trends we are focusing our positioning on the consumer sectors, where instead of buying richly valued consumer staples, we are looking for what we believe are high quality consumer discretionary companies demonstrating attractive returns on capital and free cash flow generation. Two sectors in which we anticipate finding opportunities include Chinese gaming and autos. Within consumer staples we continue to avoid richly valued names and are instead looking for developed market companies with emerging market exposure, and turnarounds. In addition, we continue to see attractive value in high quality cyclical companies in the industrial and materials sectors.

SEMIANNUAL REPORT	DECEMBER 31, 2012	13

Insights from the Portfolio Managers PIMCO EqS® Emerging Markets Fund (Cont.)

Again, we thank you for your continued investment in the Fund and we look forward to serving your investment needs.

Sincerely,

Maria (Masha) Gordon Portfolio Manager

Top 10 Holdings1

Samsung Electronics Co. Ltd.	5.5%
Itau Unibanco Holding S.A. SP—ADR	2.8%
China Mobile Ltd.	2.8%
Cia de Bebidas das Americas SP—ADR	2.4%
NovaTek OAO SP—GDR	2.3%
Israel Chemicals Ltd.	2.3%
Kia Motors Corp.	2.2%
China Shenhua Energy Co. Ltd.	2.2%
Dongfeng Motor Group Co. Ltd.	2.1%
Iluka Resources Ltd.	2.1%

Geographic Breakdown1

China	12.8%
South Korea	8.8%
Russia	8.3%
Hong Kong	8.1%
Brazil	6.4%
India	3.6%
United Kingdom	3.6%
Israel	3.4%
Mexico	2.4%
Thailand	2.2%

Geographic Breakdown1 (Cont.)

South Africa	2.2%
Cyprus	2.1%
Kazakhstan	2.1%
Australia	2.0%
Peru	2.0%
Norway	2.0%
Denmark	2.0%
Taiwan	1.8%
Macau	1.7%
Italy	1.7%
Japan	1.7%
Netherlands	1.7%
Luxembourg	1.6%
Other	9.1%

Sector Breakdown1

Financials	20.8%
Consumer Discretionary	15.5%
Consumer Staples	12.9%
Materials	9.1%
Information Technology	9.1%
Telecommunication Services	7.9%
Energy	7.3%
Industrials	5.7%
Exchange-Traded Funds	2.8%
Other	2.1%

[1]

% of Total Investments as of 12/31/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

14	PIMCO EQUITY SERIES

PIMCO EqS® Emerging Markets Fund

Institutional Class - PEQWX	Class A - PEQAX
Class P - PEQQX	Class C - PEQEX
Administrative Class - PEQTX	Class R - PEQHX
Class D - PEQDX

Cumulative Returns Through December 31, 2012

Average Annual Total Return for the period ended December 31, 2012
	6 Months*	1 Year	Fund Inception (03/22/11)
PIMCO EqS® Emerging Markets Fund Institutional Class	12.41%	12.84%	-5.81%
PIMCO EqS® Emerging Markets Fund Class P	12.32%	12.61%	-5.86%
PIMCO EqS® Emerging Markets Fund Administrative Class	12.22%	12.50%	-6.10%
PIMCO EqS® Emerging Markets Fund Class D	12.19%	12.34%	-6.18%
PIMCO EqS® Emerging Markets Fund Class A	12.24%	12.38%	-6.20%
PIMCO EqS® Emerging Markets Fund Class A (adjusted)	6.09%	6.22%	-9.13%
PIMCO EqS® Emerging Markets Fund Class C	11.84%	11.55%	-6.80%
PIMCO EqS® Emerging Markets Fund Class C (adjusted)	10.84%	10.55%	-6.80%
PIMCO EqS® Emerging Markets Fund Class R	12.04%	12.04%	-6.37%
MSCI Emerging Markets Index±	13.75%	18.22%	-0.65%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.49% for the Institutional Class shares, 1.59% for the Class P shares, 1.74% for the Administrative Class shares, 1.84% for the Class D shares, 1.84% for the Class A shares, 2.59% for the Class C shares and 2.09% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS® Emerging Markets Fund seeks capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

»	The Fund’s Institutional Class shares returned 12.41% after fees, and the Fund’s benchmark index, the MSCI Emerging Markets Index, returned 13.75%.

»

From a sector perspective, positioning in the utilities and energy sectors contributed to relative performance. In the energy sector, our avoidance of state-owned enterprises together with positions in an Asian coal mining company and an African oil and gas company were positive drivers of performance.

»

The Fund also benefited from stock selection in consumer discretionary firms in Asia, specifically in the retail and gaming sectors. The outlooks for these companies improved on the back of a more optimistic growth outlook in China that developed during the reporting period.

»

On the downside, an underweight to financials detracted from performance as the sector outperformed the Fund’s benchmark index. Stock selection within the financial sector also detracted from performance, as did certain industrials and materials holdings, which suffered due to ongoing concerns about muted world economic growth.

»

From a country perspective, stock selection in Brazil and Singapore contributed to relative performance. In Brazil, holdings in consumer discretionary and utilities firms contributed to performance, while in Singapore, the notable driver of performance was exposure to an Asian coal mining company that significantly outperformed the Fund’s benchmark index.

»

On the downside, stock selection in Russia and China detracted from performance. In Russia, notable detractors included an energy joint venture that suffered when a takeover by a state owned enterprise was announced, while in China, an underweight to Chinese banks and positions in technology companies detracted from performance.

SEMIANNUAL REPORT	DECEMBER 31, 2012	15

Insights from the Portfolio Managers PIMCO EqS® Long/Short Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Long/Short Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

Over the six-month reporting period, equity markets rallied, as central bank actions designed to stimulate economic growth were announced, and a more positive growth outlook emerged. While concerns over a Greek exit from the eurozone had weighed on markets in the previous twelve months, the actions by the European Central Bank in September 2012, which announced a plan to purchase bonds of the peripheral nations, spurred risk taking. At a similar time, the Federal Reserve announced further purchases of mortgage debt and maintained its pledge to keep interest rates low. These announcements induced a rally in risk assets as equity markets rose meaningfully over the past six months.

Fund Review

In this environment, the PIMCO EqS® Long/Short Fund underperformed its benchmark index over the reporting period. The relative underperformance resulted from a combination of underinvestment to an upward trending market and stock-specific events. Earlier in the year, we continued to believe risks in Europe were high and the benefits of the previous round of quantitative easing were fading. As a result, we maintained a relatively low net equity market exposure, approximately 32% as of June 30, 2012. As we perceived these risks declining, we have been increasing the portfolio’s net equity exposure. However, given the market rally, the high cash position ultimately weighed on performance relative to the broader market.

The underperformance was also due to stock specific issues. In terms of specific holdings, one of our largest positions was in Herbalife, a health and nutritional supplements company, which detracted from performance during the reporting period. Prior to the Fund initiating a position in Herbalife, the company announced that its growth rate was moderating and shares traded off meaningfully as a result. At the time of the Fund’s purchase, our investment thesis was that the company continued to have attractive growth prospects but also a depressed valuation multiple versus its peer group. Since that time, multiples for Herbalife’s peers have also contracted and we believe the controversial headlines for the company make it less likely that the multiple expands in the near future. As a result, we believe the opportunity is less compelling and have decided to exit the position.

Another top holding, Spirit Airlines also detracted from performance. The company is an ultra-low cost carrier, which we believe will benefit in a moderate to slow growth environment as consumers look for ways to lower travel expenses. Shares of Spirit Airlines fell during the summer after the company reported earnings that were slightly below market expectations. The company has been successful in carving out a market niche with the lowest fares for its routes by charging for everything beyond basic fares. We continue to believe Spirit Airlines will be able to expand its footprint using this business model resulting in attractive earnings growth.

On the positive side, Apple was the top contributor to performance during the period. While we continue to view Apple positively, we sold out of the position as we believe the company’s growth rates may have reached an inflection point and will likely slow as smartphone penetration reaches saturation levels in key markets. With an anticipated slowdown in growth we find the current valuation less compelling.

Domino’s Pizza also contributed to performance. Shares of Domino’s Pizza rose after the company reported strong international expansion and improving operating margins, driven in part by an increasing percentage of earnings coming from franchisees and less company-owned stores. We believe Domino’s Pizza continues to have attractive opportunities to expand internationally, particularly in rapidly growing emerging markets. In addition, we believe the company’s conversion to more franchisees will improve operating margins and partially insulate earnings from moves in commodity prices. Going forward, an important theme in the portfolio is identifying higher yielding equities that also have capital appreciation potential. We believe such opportunities are attractive as investors seek to enhance yield in the current low rate environment.

Conclusion

Since the Fund’s inception, we have employed a combination of fundamental bottom-up and top-down research, with a focus on balancing capital appreciation and capital preservation. While we expect the Fund to perform well in most market environments, we would expect it to perform best when economic trends are clearly positive or negative as these periods allow stock selection to most directly drive performance. The Fund is unlikely to perform as well at economic inflection points or during periods when the direction of the economy is unclear. However, we believe our approach of opportunistically buying fundamentally strong companies, selectively shorting and managing equity market exposure can generate (and has historically generated) attractive risk-adjusted returns over the long term.

16	PIMCO EQUITY SERIES

Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Geoffrey Johnson, CFA

Portfolio Manager

Top 10 Holdings1

Iron Mountain, Inc.	6.9%
Corrections Corp. of America	6.8%
Spirit Airlines, Inc.	6.2%
Northern Tier Energy LP	4.8%
Enstar Group Ltd.	4.4%
Noble Corp.	4.4%
Oaktree Capital Group LLC	3.7%
Charter Communications, Inc. ‘A’	3.1%
Domino’s Pizza, Inc.	2.9%
Ocean Rig UDW, Inc.	2.3%

Sector Breakdown2

Industrials	24.5%
Energy	12.1%
Consumer Discretionary	10.7%
Financials	6.7%
Real Estate Investment Trusts	2.0%
Materials	0.6%
Information Technology	(1.6%	)

[1]

% of Total Investments as of 12/31/2012. Top Holdings solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

[2]	% of net exposure (Total Investments less Securities Sold Short). Financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2012	17

PIMCO EqS® Long/Short Fund

Institutional Class - PMHIX	Class A - PMHAX
Class P - PMHBX	Class C - PMHCX
Class D - PMHDX

Cumulative Returns Through December 31, 2012

Average Annual Total Return for the period ended December 31, 2012*
	6 Months**	1 Year	5 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	-3.02%	0.26%	3.10%	12.25%
PIMCO EqS® Long/Short Fund Class P	-2.95%	0.20%	3.00%	12.14%
PIMCO EqS® Long/Short Fund Class D	-3.16%	-0.10%	2.73%	11.86%
PIMCO EqS® Long/Short Fund Class A	-3.21%	-0.14%	2.72%	11.85%
PIMCO EqS® Long/Short Fund Class A (adjusted)	-8.49%	-5.64%	1.57%	11.22%
PIMCO EqS® Long/Short Fund Class C	-3.63%	-0.91%	1.95%	11.01%
PIMCO EqS® Long/Short Fund Class C (adjusted)	-4.59%	-1.90%	1.95%	11.01%
3 Month USD LIBOR Index±	0.21%	0.47%	1.11%	2.21%

All Fund returns are net of fees and expenses.

** Cumulative return.

± 3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.61% for the Institutional Class shares, 1.71% for the Class P shares, 1.96% for the Class D shares, 1.96% for the Class A shares, and 2.71% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Portfolio Insights

»

The PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

»	The Fund’s Institutional Class shares declined 3.02% after fees, and the Fund’s benchmark index, 3-Month USD LIBOR Index, returned 0.21%.

»

At the beginning of the reporting period, the Fund was defensively positioned with a long equity exposure of 44% and short equity exposure of 11%, resulting in a total net equity exposure of approximately 33% of net assets.

»	Over the course of the reporting period, the Fund increased its long equity positions to 59% and reduced its short equity positions to 5%, raising overall net equity exposure to 54% of net assets.

»	Broad equity markets rose during the reporting period; however, the Fund’s long equity positions declined in value in aggregate due to stock specific issues, which detracted from performance.

»	The Fund’s short holdings detracted from performance in aggregate as the overall equity markets rose during the reporting period.

18	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Emerging Multi-Asset Fund (the “Fund”). Below is our semiannual update that includes a discussion of our investment outlook with a focus on emerging markets (“EM”), as well as an update on the portfolio over the six-month reporting period ended December 31, 2012.

Emerging Market Asset Classes Benefit from Central Bank Provisions

Despite perturbations from some adverse events in Europe and the U.S., generous central bank-provided liquidity and worldwide easing measures helped spark a general risk rally in the second half of 2012. This renewed risk appetite fueled gains in EM asset classes over the reporting period.

EM equities, as represented by the MSCI Emerging Markets Index, led other asset classes with a 13.75% gain over the reporting period after a decisive December. The MSCI Emerging Markets Index gained 4.89% in December 2012, propelling it ahead of other asset classes. This strong finish also pushed EM equity returns well above the returns of developed market (“DM”) equities over the full period. The difference between EM and DM equity returns was largely driven by the U.S. Presidential election and concern over the fiscal cliff which weighed on U.S. equity returns in particular. By contrast, improved industrial production figures and more positive sentiment regarding Chinese equities helped EM equities stand out attractively and in stark contrast. Continued improvements in market sentiment, driven by monetary authorities’ support of global markets (especially in Europe) and attractive valuations encouraged us to continue to add to our equity allocation. We are now slightly overweight equities.

EM external debt followed equities with a 10.32% return over the period (as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global). The late November approval of another Greek aid package and a late December short-term bargain over the U.S. fiscal cliff led to spread compression. Record-breaking inflows into EM debt strategies—external debt in particular—pushed spreads even tighter. By the end of the period, spreads on EM external debt hovered around 150 basis points off the all-time lows of 2007 and yields reached new all-time lows at 4.48%. With U.S. Treasury interest rates already near zero, sources of future returns look limited in U.S. dollar-denominated sovereign bonds. We have thus trimmed our external debt allocation further to acknowledge the relatively full valuations of the asset class, but we have substituted in tactical allocations to EM corporates where we see more appealing spreads to offset some of that reduction.

EM local debt markets also fared well, benefiting from the same improved risk sentiment and supportive investor inflows. Though several EM central banks appear close to the end of their easing cycles, local yields in many EM countries continued to decline. The attraction of emerging markets’ higher nominal and real yields, relative to those found in developed markets, was a key driver of these inflows and returns. We continue to maintain an overweight to EM local rates as well since we believe select yield curves offer attractive carry and roll opportunities and choice emerging market countries retain greater flexibility to respond with both fiscal and monetary stimuli. In addition, floating exchange rates may add a tailwind to performance during strong risk appetite periods, while helping to preserve competiveness and economic flexibility during economic contractions.

EM to Continue Growing in an Uncertain Global Landscape

PIMCO expects the global economic backdrop to remain weak in 2013 due to continued deleveraging dynamics in the U.S. and Europe. Despite their stronger balance sheets, lower debt levels, and scope for flexible policy, emerging market countries will not likely escape the gravitational pull of lower growth rates in the large, industrialized economies. In addition, the export-led growth models in many EM countries are increasingly under pressure from domestic over-investment, rising idle capacity, diminishing productivity and cost increases that are caused by importing stimulative monetary policies from the likes of the U.S. Federal Reserve, the European Central Bank, the Bank of England, and the Bank of Japan. Nonetheless, as in prior quarters, we continue to expect EM countries to grow more strongly than developed markets. Our BRIM (Brazil, Russia, India, Mexico) countries real gross domestic product (“GDP”) growth forecast for the period from the fourth quarter of 2012 through the fourth quarter of 2013 stands at 3.5% to 4.0%, representing a significant potential outperformance versus an overall global growth expectation of 1.5% to 2.0%.

In this environment, the link between political and economic outcomes is highly relevant for EM countries and the global economy’s outlook. During the first quarter of 2013, our cyclical economic stance depends critically on whether we see a structural policy breakthrough somewhere in the world: either a fiscal “grand bargain” in the U.S. or a political agreement on deeper banking and fiscal integration in Europe. Likewise, the still unaddressed structural issues in the U.S. and eurozone and the potential for a further deterioration in these regions’ economic growth will pose challenges to EM countries. Regulatory responses to the side-effects of unconventional monetary policies in the industrialized economies are also on the rise and can potentially adversely affect the investment landscape in EM. Moreover, as geopolitical events linger—from the democratic transition in Egypt to the unsettling situation in the Israeli-Palestinian conflict and in other

SEMIANNUAL REPORT	DECEMBER 31, 2012	19

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund (Cont.)

Middle Eastern countries such as Syria—they continue to be important not only for EM investment directly, but also for their repercussions in different asset classes, particularly the oil market.

Growth prospects certainly affect all asset classes, but there are some clear implications for equity markets in particular. Over the long run, the rate of corporate profit growth is constrained by the rate of GDP growth (since profits are a component of GDP). Since earnings growth is a component of total return on equities (in addition to income and multiple expansion), GDP growth rates in each country effectively put a ceiling on the prospects for local equities. For emerging markets to sustain current growth rates, rebalancing in key economies may be necessary. Growth in emerging markets has been strongly driven by exports to developed countries and to China. Household consumption has largely lagged in EM countries, but an increase may be necessary to maintain the relatively high growth rates these countries have boasted. The growth of the emerging market consumer will likely become an increasingly important driver of earnings growth and, consequently, equity returns.

In the external debt space, with increased country differentiation, we continue to favor sovereigns that are well-equipped to weather whatever market shocks may come. But amid global dislocations we see attractive risk-return opportunities in certain weaker credits that offer ample compensation for those risks assumed. We also see a growing opportunity set in Asian credit, which we believe offers yield pick-up relative to traditional bond alternatives. In general, EM corporates offer good “higher carry (incremented income), higher quality” alternatives to EM sovereigns and developed world corporates with more limited sensitivity to a duration sell-off given the generally shorter maturities of these bonds. These credits will likely benefit from a more positive tone for EM assets. At the same time, rigorous credit analysis is essential to differentiate sound versus unsound credits as not all sovereigns and companies will be reliable guardians of bondholders’ investments.

In the local markets space we see investment opportunities in countries with positive real rates, high nominal yields, steep yield curves, and credibly managed inflation expectations where central banks are focused on the risks to growth. Central banks in some countries such as Brazil have become more data-dependent, waiting for signs on developed markets and China’s economic situation as well the effects of quantitative easing in the developed world. In Brazil we expect rates to be lower-for-longer as opposed to the hiking cycle that is currently priced in by the market. In the currency space, as global quantitative easing policies in developed market central banks have underpinned expectations of weakness in major currencies, we see investment opportunities in many EM currencies. In addition, due to the currency selloff that occurred in the second half of 2011, EM policy makers now have the scope for using foreign exchange appreciation as a tool for managing monetary conditions without undue concern about competiveness becoming a constraint. In Asia for example, we favor a diversified basket of EM Asia currencies as a preferred alternative to developed currencies.

Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Curtis Mewbourne	Maria (Masha) Gordon
Portfolio Manager, Generalist	Portfolio Manager, Emerging Markets Equities

Michael Gomez	Ramin Toloui
Portfolio Manager, Emerging Markets Debt	Portfolio Manager, Emerging Markets Debt

20	PIMCO EQUITY SERIES

Top Holdings1

PIMCO EqS® Emerging Markets Fund	50.5%
PIMCO Emerging Local Bond Fund	28.9%
PIMCO Emerging Markets Bond Fund	15.6%
PIMCO Emerging Markets Corporate Bond Fund	3.3%

[1]

% of Total Investments as of 12/31/2012. Top Holdings solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2012	21

PIMCO Emerging Multi-Asset Fund

Institutional Class - PEAWX	Class A - PEAAX
Class P - PEAQX	Class C - PEACX
Administrative Class - PEAMX	Class R - PEARX
Class D - PEAEX

Cumulative Returns Through December 31, 2012

Average Annual Total Return for the period ended December 31, 2012
	6 Months*	1 Year	Fund Inception (04/12/11)
PIMCO Emerging Multi-Asset Fund Institutional Class	9.99%	11.65%	-2.15%
PIMCO Emerging Multi-Asset Fund Class P	9.93%	11.47%	-2.28%
PIMCO Emerging Multi-Asset Fund Administrative Class	9.89%	11.42%	-2.41%
PIMCO Emerging Multi-Asset Fund Class D	9.79%	11.32%	-2.46%
PIMCO Emerging Multi-Asset Fund Class A	9.76%	11.30%	-2.50%
PIMCO Emerging Multi-Asset Fund Class A (adjusted)	3.72%	5.18%	-5.65%
PIMCO Emerging Multi-Asset Fund Class C	9.47%	10.50%	-3.16%
PIMCO Emerging Multi-Asset Fund Class C (adjusted)	8.47%	9.50%	-3.16%
PIMCO Emerging Multi-Asset Fund Class R	9.62%	11.03%	-2.74%
MSCI Emerging Markets Index±	13.75%	18.22%	-3.58%
50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)±±	11.76%	18.18%	3.28%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.18% for the Institutional Class shares, 2.28% for the Class P shares, 2.43% for the Administrative Class shares, 2.53% for the Class D shares, 2.53% for the Class A shares, 3.28% for the Class C shares and 2.78% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Emerging Multi-Asset Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries. The Fund will typically invest 20% to 80% of its total assets in equity-related instruments (including investments in common stock, preferred stock, and equity-related Underlying PIMCO Funds or Acquired Funds). The Fund is designed to provide concurrent exposure to a broad spectrum of emerging market asset classes, such as equity, fixed income and currencies, and other investments, including commodities.

»

The Fund’s Institutional Class shares returned 9.99% after fees, while the Fund’s primary benchmark index (MSCI Emerging Markets Index) returned 13.75%, and the Fund’s secondary benchmark index (a blended index consisting of 50% MSCI Emerging Markets Index, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) returned 11.76%.

»

The relative performance of the PIMCO EqS Emerging Markets Fund detracted from performance as this Underlying PIMCO Fund underperformed its respective primary benchmark, the MSCI Emerging Markets Index, over the reporting period.

»

A tactical allocation to emerging market corporates detracted from relative performance as the asset class underperformed the Fund’s blended secondary benchmark over the reporting period per the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI). However, the relative performance of the PIMCO Emerging Markets Corporate Bond Fund positively contributed to performance as this Underlying PIMCO Fund outperformed its respective benchmark, the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI), over the reporting period.

»

The relative performance of the PIMCO Emerging Local Bond Fund detracted from performance as this Underlying PIMCO Fund underperformed its respective benchmark, the JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified (Unhedged), over the reporting period.

»

An asset allocation decision to underweight external debt positively contributed to performance as the JPMorgan Emerging Markets Bond Index (EMBI) Global underperformed the Fund’s blended secondary benchmark index over the reporting period.

22	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund®

Dear Shareholder,

It is our pleasure to be speaking with you again and we thank you for your investment in the PIMCO EqS Pathfinder Fund® (the “Fund”). We are committed to seeking an absolute return that beats the market over a full market cycle and doing so with less volatility than the overall market. In our following letter to you, we have organized our thoughts to provide you with a review of the equity market, the Fund itself, and our outlook for 2013.

The Last Six Months in Review

There were clearly many economic and geopolitical worries last year—the financial crisis in peripheral eurozone countries and concern about the value and viability of the euro itself, the never-ending U.S. Presidential campaign, and a slowdown in growth in the emerging markets—but, through it all the world equity indices posted strong gains for the second half of the year with the MSCI World Index returning 9.36% for the six-month reporting period. Conversely, however, if the earnings for the companies in the index come in close to street estimates, there will actually have been a decline in earnings year-over-year, which means that the increase in the price of the index was driven entirely by Price/Earnings (“PE”) multiple expansion that was mostly seen in the latter half of the year, and not by an increase in underlying corporate earnings. With the world awash in liquidity due to the beneficence of the world’s central banks and with 200-year lows in interest rates in the U.S., investors’ cash found its way into both the fixed income and equity markets. Although the Fund had a good absolute return over the reporting period, it lagged the overall broad market index as represented by the MSCI World Index.

Review of Fund Performance

We began the reporting period with a relatively cautious stance in our portfolios that included a heavy weighting in consumer staples companies such as British American Tobacco and Danone; stable, high quality business models which have evidenced consistent earnings growth and which also provide good dividend yields, in our opinion. We have a predilection to own these types of businesses as we have found that their cash flows are steady and reliable, and the stocks of these companies tend to be less volatile than the market. These companies have been held in our portfolios over the long-term (i.e. since inclusion in the Fund) and have delivered very attractive total returns.

Two notable performers in the portfolio during the reporting period were consumer staples companies Carrefour and Marine Harvest.

Carrefour is the second largest retailer in the world with dominant positions in France, Spain, Latin America, and China. Under the

leadership of the new CEO, we believe the portfolio of Carrefour is being reshaped at a greater speed and magnitude than investors anticipated. The Colombian assets were disposed at a 50% higher price than estimated and the Indonesian assets were sold at the top end of the range of estimates. More asset disposals are expected to follow soon and we believe this will give Carrefour additional financial flexibility. In our view, significant cost synergies are also expected through reducing central operating costs, giving more autonomy to store managers, streamlining the supply chain, and reallocating expenses away from advertising into providing customers “Every Day Low Prices”. At a multiple of 13X 2013 depressed earnings with a 3.2% dividend yield, we view the company’s stock price as attractively priced.

Marine Harvest is the largest salmon farmer/producer in the world with operations in Norway, Chile, Scotland and Canada and an estimated market share in excess of 20%. With a strong outlook for salmon prices in 2013 (per industry reports), anticipated flat volume growth, and expected demand growth of approximately 6% (as it has been for the last 15 years), the price of the stock rose as investors warmed to prospects for a better 2013. With the worldwide increase in grain prices, the premium at which salmon has been selling compared to other sources of proteins has disappeared, which means the consumption of salmon may accelerate. The company trades at 12X 2013 and 8.5X 2014 expected earnings, with an expected dividend yield, at current prices (as of December 31, 2012), of 5% and 8.5%, respectively.

London based Lloyd’s Banking Group was also one of our best performing stocks last year as it appreciated by 54% in the second half of 2012 on the back of an exceedingly low initial valuation and active progress towards reducing their “bad bank” as rapidly as possible. The stock recovered to trade at approximately 75% of book value and is trading at a price which we view as an attractive discount to fair value.

We also had a few stocks in the portfolio which did not perform as we expected, which included the Fund’s holdings of KPN, Nintendo and Dell.

KPN, a long held Dutch telecommunications provider, declined over the second half of the year as a result of ongoing pricing pressure in many of its end markets, paying a high price in a home market spectrum auction, and concerns over their interest coverage. Even with a substantial dividend cut, the stock continues to be in a severe operating environment that also includes the entry of a fourth mobile operator as a competitor.

SEMIANNUAL REPORT	DECEMBER 31, 2012	23

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund® (Cont.)

Nintendo is one of the world’s largest manufacturers of video game hardware and software. The company’s stock price was under pressure for much of the reporting period due to struggling sales, weaker than expected profits, and a continued shift of gamers away from portable gaming devices towards smartphones. In addition, Nintendo lost some market share in video consoles ahead of its latest product launch of Wii U. Now, post the Wii U launch, Nintendo’s sales are improving and the weaker Japanese yen is aiding sales. In addition, we believe there is potential for an upside surprise if Nintendo is able to incorporate its own game universe (called “Miiverse”) and can capitalize on its library of intellectual property. The stock is trading at a modest premium to the cash it holds on its balance sheet and we continue to hold the stock.

Dell is one of the largest personal computer (“PC”) manufacturers in the world, and offers a wide range of products in personal computers, servers and networking products, storage systems, software and peripherals. Weak PC demand from both consumers and government contractors negatively affected Dell’s sales in 2012 and the stock price declined as a result.

Looking Ahead

PIMCO expects global growth to moderate in the years ahead as developed global economies simply have too much sovereign debt. At the same time, there is in many countries an almost institutionalized unwillingness to address the problem either by its governments or its citizens. Conversely, corporate balance sheets in developed markets are generally in good health and many companies are well positioned to generate growth even in difficult times. Given the concerns facing investors in this environment—slower growth, elevated levels of developed countries’ sovereign debt, and geopolitical dysfunction—we believe our focus on quality companies provides the benefit of more consistent business performance. Better, quality businesses, we believe, also tend to have less volatility in their earnings and stock prices over time, and this lower volatility can lead to better compounding of returns over the long-term.

To close our letter, we repeat our thanks for investing with us in the PIMCO EqS Pathfinder Fund®. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

Top 10 Holdings1

SPDR Gold Trust	3.8%
Imperial Tobacco Group PLC	3.3%
British American Tobacco PLC	3.0%
Danone S.A.	2.5%
Intel Corp.	2.4%
Microsoft Corp.	2.3%
AIA Group Ltd.	2.3%
Lancashire Holdings Ltd.	2.2%
Berkshire Hathaway, Inc. ‘B’	2.0%
Carlsberg A/S ‘B’	2.0%

Geographic Breakdown1

United States	33.2%
United Kingdom	14.3%
France	10.5%
Norway	4.8%
Netherlands	4.6%
Switzerland	4.5%
Hong Kong	3.7%
Bermuda	2.9%

24	PIMCO EQUITY SERIES

Geographic Breakdown1 (Cont.)

Japan	2.3%
Germany	2.0%
Denmark	2.0%
Canada	1.7%
Other	6.7%

Sector Breakdown1

Consumer Staples	26.4%
Financials	21.6%
Energy	10.2%
Industrials	8.4%
Information Technology	8.0%
Health Care	4.8%
Exchange-Traded Funds	3.8%
Consumer Discretionary	3.4%
Materials	3.0%
Utilities	2.6%
Other	1.0%

[1]

% of Total Investments as of 12/31/2012. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2012	25

PIMCO EqS Pathfinder Fund®

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns Through December 31, 2012

Average Annual Total Return for the period ended December 31, 2012
	6 Months*	1 Year	Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund® Institutional Class	5.60%	9.95%	3.25%
PIMCO EqS Pathfinder Fund® Class P	5.53%	9.89%	3.13%
PIMCO EqS Pathfinder Fund® Class D	5.39%	9.53%	2.83%
PIMCO EqS Pathfinder Fund® Class A	5.40%	9.53%	2.85%
PIMCO EqS Pathfinder Fund® Class A (adjusted)	-0.40%	3.50%	0.73%
PIMCO EqS Pathfinder Fund® Class C	4.94%	8.65%	2.13%
PIMCO EqS Pathfinder Fund® Class C (adjusted)	3.94%	7.65%	2.13%
PIMCO EqS Pathfinder Fund® Class R	5.27%	9.20%	2.53%
MSCI World Index±	9.36%	15.83%	5.16%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.08% for the Institutional Class shares, 1.18% for the Class P shares, 1.43% for the Class D shares, 1.43% for the Class A shares, 2.18% for the Class C shares and 1.68% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS Pathfinder Fund® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Fund’s Institutional Class shares returned 5.60% after fees, and the Fund’s benchmark index, the MSCI World Index, returned 9.36%.

»

Stock selection in the energy and industrials sectors contributed positively to the Fund’s returns; however, security selection in the information technology and financials sectors detracted from returns and weighed on the Fund’s overall performance.

»	Holdings in GS Home Shopping, Lloyds Banking Group, and Carrefour were positive contributors to returns as prices on these securities appreciated during the reporting period.

»	Holdings in KPN, Intel, and Rhoen Klinikum detracted from returns as prices on these securities declined during the reporting period.

»

Given the appreciation in the equity markets over the reporting period, the Fund’s market and tail risk hedging strategies, including its position in a gold exchange-traded fund, detracted from returns as these hedging strategies declined in value or failed to keep up with the rally in the equity markets.

»

At the end of the reporting period, the Fund held approximately 88% in equities we believe are undervalued, 3% (on the long side only) in merger arbitrage investments, 7% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including an approximate 4% position in gold.

26	PIMCO EQUITY SERIES

Expense Examples

(Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2012 to December 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (07/01/12)	Ending Account Value (12/31/12)	Expenses Paid During Period*	Beginning Account Value (07/01/12)	Ending Account Value (12/31/12)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Builder Fund
Institutional Class	$1,000.00	$1,088.70	$4.42	$1,000.00	$1,020.97	$4.28	0.84%
Class P	1,000.00	1,088.20	4.95	1,000.00	1,020.47	4.79	0.94
Class D	1,000.00	1,087.10	6.26	1,000.00	1,019.21	6.06	1.19
Class A	1,000.00	1,087.10	6.26	1,000.00	1,019.21	6.06	1.19
Class C	1,000.00	1,083.70	10.19	1,000.00	1,015.43	9.86	1.94
Class R	1,000.00	1,086.00	7.57	1,000.00	1,017.95	7.32	1.44
PIMCO EqS® Dividend Fund
Institutional Class	$1,000.00	$1,084.20	$4.36	$1,000.00	$1,021.02	$4.23	0.83%
Class P	1,000.00	1,083.70	4.88	1,000.00	1,020.52	4.74	0.93
Class D	1,000.00	1,082.50	6.19	1,000.00	1,019.26	6.01	1.18
Class A	1,000.00	1,082.50	6.19	1,000.00	1,019.26	6.01	1.18
Class C	1,000.00	1,079.30	10.12	1,000.00	1,015.48	9.80	1.93
Class R	1,000.00	1,081.50	7.50	1,000.00	1,018.00	7.27	1.43

SEMIANNUAL REPORT	DECEMBER 31, 2012	27

Expense Examples (Cont.)

(Unaudited)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (07/01/12)	Ending Account Value (12/31/12)	Expenses Paid During Period*	Beginning Account Value (07/01/12)	Ending Account Value (12/31/12)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO EqS® Emerging Markets Fund
Institutional Class	$1,000.00	$1,124.10	$6.69	$1,000.00	$1,018.90	$6.36	1.25%
Class P	1,000.00	1,123.20	7.22	1,000.00	1,018.40	6.87	1.35
Administrative Class	1,000.00	1,122.20	8.02	1,000.00	1,017.64	7.63	1.50
Class D	1,000.00	1,121.90	8.56	1,000.00	1,017.14	8.13	1.60
Class A	1,000.00	1,122.40	8.56	1,000.00	1,017.14	8.13	1.60
Class C	1,000.00	1,118.40	12.55	1,000.00	1,013.36	11.93	2.35
Class R	1,000.00	1,120.40	9.89	1,000.00	1,015.88	9.40	1.85
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$969.80	$9.88	$1,000.00	$1,015.17	$10.11	1.99%
Class P	1,000.00	970.50	10.38	1,000.00	1,014.67	10.61	2.09
Class D	1,000.00	968.40	11.61	1,000.00	1,013.41	11.88	2.34
Class A	1,000.00	967.90	11.61	1,000.00	1,013.41	11.88	2.34
Class C	1,000.00	963.70	15.29	1,000.00	1,009.63	15.65	3.09
PIMCO Emerging Multi-Asset Fund
Institutional Class	$1,000.00	$1,099.90	$2.17	$1,000.00	$1,023.14	$2.09	0.41%
Class P	1,000.00	1,099.30	2.70	1,000.00	1,022.63	2.60	0.51
Administrative Class	1,000.00	1,098.90	3.49	1,000.00	1,021.88	3.36	0.66
Class D	1,000.00	1,097.90	4.02	1,000.00	1,021.37	3.87	0.76
Class A	1,000.00	1,097.60	4.02	1,000.00	1,021.37	3.87	0.76
Class C	1,000.00	1,094.70	7.97	1,000.00	1,017.59	7.68	1.51
Class R	1,000.00	1,096.20	5.34	1,000.00	1,020.11	5.14	1.01
PIMCO EqS Pathfinder Fund®
Institutional Class	$1,000.00	$1,056.00	$4.66	$1,000.00	$1,020.67	$4.58	0.90%
Class P	1,000.00	1,055.30	5.18	1,000.00	1,020.16	5.09	1.00
Class D	1,000.00	1,053.90	6.47	1,000.00	1,018.90	6.36	1.25
Class A	1,000.00	1,054.00	6.47	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,049.40	10.33	1,000.00	1,015.12	10.16	2.00
Class R	1,000.00	1,052.70	7.76	1,000.00	1,017.64	7.63	1.50

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

28	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2012	29

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Dividend and Income Builder Fund
Institutional Class
07/01/2012 - 12/31/2012+	$10.47	$0.16		$0.76	$0.92	$(0.17)	$(0.02)	$(0.19)
12/14/2011 - 06/30/2012	10.00	0.25		0.47	0.72	(0.25)	0.00	(0.25)
Class P
07/01/2012 - 12/31/2012+	10.48	0.15		0.77	0.92	(0.17)	(0.02)	(0.19)
12/14/2011 - 06/30/2012	10.00	0.30		0.42	0.72	(0.24)	0.00	(0.24)
Class D
07/01/2012 - 12/31/2012+	10.47	0.14		0.77	0.91	(0.16)	(0.02)	(0.18)
12/14/2011 - 06/30/2012	10.00	0.26		0.44	0.70	(0.23)	0.00	(0.23)
Class A
07/01/2012 - 12/31/2012+	10.47	0.14		0.77	0.91	(0.16)	(0.02)	(0.18)
12/14/2011 - 06/30/2012	10.00	0.26		0.44	0.70	(0.23)	0.00	(0.23)
Class C
07/01/2012 - 12/31/2012+	10.46	0.10		0.77	0.87	(0.12)	(0.02)	(0.14)
12/14/2011 - 06/30/2012	10.00	0.24		0.41	0.65	(0.19)	0.00	(0.19)
Class R
07/01/2012 - 12/31/2012+	10.47	0.14		0.75	0.89	(0.14)	(0.02)	(0.16)
12/14/2011 - 06/30/2012	10.00	0.25		0.43	0.68	(0.21)	0.00	(0.21)

PIMCO EqS® Dividend Fund
Institutional Class
07/01/2012 - 12/31/2012+	$10.47	$0.14		$0.74	$0.88	$(0.14)	$(0.03)	$(0.17)
12/14/2011 - 06/30/2012	10.00	0.28		0.42	0.70	(0.23)	0.00	(0.23)
Class P
07/01/2012 - 12/31/2012+	10.48	0.16		0.72	0.88	(0.14)	(0.03)	(0.17)
12/14/2011 - 06/30/2012	10.00	0.29		0.41	0.70	(0.22)	0.00	(0.22)
Class D
07/01/2012 - 12/31/2012+	10.48	0.12		0.75	0.87	(0.13)	(0.03)	(0.16)
12/14/2011 - 06/30/2012	10.00	0.30		0.39	0.69	(0.21)	0.00	(0.21)
Class A
07/01/2012 - 12/31/2012+	10.48	0.12		0.75	0.87	(0.13)	(0.03)	(0.16)
12/14/2011 - 06/30/2012	10.00	0.27		0.42	0.69	(0.21)	0.00	(0.21)
Class C
07/01/2012 - 12/31/2012+	10.45	0.08		0.75	0.83	(0.09)	(0.03)	(0.12)
12/14/2011 - 06/30/2012	10.00	0.23		0.39	0.62	(0.17)	0.00	(0.17)
Class R
07/01/2012 - 12/31/2012+	10.47	0.11		0.74	0.85	(0.11)	(0.03)	(0.14)
12/14/2011 - 06/30/2012	10.00	0.18		0.48	0.66	(0.19)	0.00	(0.19)

PIMCO EqS® Emerging Markets Fund
Institutional Class
07/01/2012 - 12/31/2012+	$7.97	$0.02		$0.97	$0.99	$(0.09)	$0.00	$(0.09)
06/30/2012	10.19	0.08		(2.27)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.05		0.14	0.19	0.00	0.00	0.00
Class P
07/01/2012 - 12/31/2012+	7.97	0.00	^	0.98	0.98	(0.09)	0.00	(0.09)
06/30/2012	10.19	0.06		(2.25)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.04		0.15	0.19	0.00	0.00	0.00
Administrative Class
07/01/2012 - 12/31/2012+	7.96	0.00	^	0.97	0.97	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.06		(2.27)	(2.21)	0.00 ^	(0.01)	(0.01)
04/19/2011 - 06/30/2011	10.51	0.04		(0.37)	(0.33)	0.00	0.00	0.00
Class D
07/01/2012 - 12/31/2012+	7.93	0.00	^	0.97	0.97	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.00	^	(2.22)	(2.22)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.06		0.12	0.18	0.00	0.00	0.00

Please see footnotes on pages 34 and 35.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Asset Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Asset Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$11.20	8.87%	$30,667	0.84	%*	1.00	%*	0.84	%*	1.00	%*	2.95	%*	28%
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35	*	28

11.21	8.82	23,477	0.94	*	1.10	*	0.94	*	1.10	*	2.78	*	28
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

11.20	8.71	13,659	1.19	*	1.35	*	1.19	*	1.35	*	2.54	*	28
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

11.20	8.71	32,667	1.19	*	1.35	*	1.19	*	1.35	*	2.50	*	28
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

11.19	8.37	18,160	1.94	*	2.10	*	1.94	*	2.10	*	1.74	*	28
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

11.20	8.60	204	1.44	*	1.60	*	1.44	*	1.60	*	2.52	*	28
10.47	6.84	415	1.43	*	2.32	*	1.43	*	2.32	*	4.30	*	28

$11.18	8.42%	$356,521	0.83	%*	0.99	%*	0.83	%*	0.99	%*	2.59	%*	35%
10.47	6.95	315,513	0.83	*	1.20	*	0.83	*	1.20	*	4.98	*	21

11.19	8.37	1,000	0.93	*	1.09	*	0.93	*	1.09	*	2.85	*	35
10.48	7.00	71	0.93	*	1.33	*	0.93	*	1.33	*	5.11	*	21

11.19	8.25	4,245	1.18	*	1.34	*	1.18	*	1.34	*	2.24	*	35
10.48	6.86	1,251	1.18	*	1.67	*	1.18	*	1.67	*	5.25	*	21

11.19	8.25	7,835	1.18	*	1.34	*	1.18	*	1.34	*	2.25	*	35
10.48	6.86	2,529	1.18	*	1.51	*	1.18	*	1.51	*	4.74	*	21

11.16	7.93	3,227	1.93	*	2.09	*	1.93	*	2.09	*	1.49	*	35
10.45	6.19	1,275	1.93	*	2.26	*	1.93	*	2.26	*	4.11	*	21

11.18	8.15	12	1.43	*	1.59	*	1.43	*	1.59	*	2.00	*	35
10.47	6.63	11	1.43	*	1.67	*	1.43	*	1.67	*	3.24	*	21

$8.87	12.41%	$594,643	1.25	%*	1.45	%*	1.25	%*	1.45	%*	0.41	%*	46%
7.97	(21.51)	514,884	1.25		1.46		1.25		1.45		0.94		92
10.19	1.90	353,099	1.25	*	1.62	*	1.25	*	1.62	*	1.77	*	41

8.86	12.32	215	1.35	*	1.55	*	1.35	*	1.55	*	0.09	*	46
7.97	(21.52)	63	1.35		1.56		1.35		1.55		0.68		92
10.19	1.90	37	1.35	*	1.94	*	1.35	*	1.94	*	1.42	*	41

8.85	12.22	46	1.50	*	1.70	*	1.50	*	1.70	*	0.12	*	46
7.96	(21.72)	34	1.50		1.72		1.50		1.72		0.74		92
10.18	(3.14)	10	1.50	*	1.90	*	1.50	*	1.90	*	1.72	*	41

8.82	12.19	1,155	1.60	*	1.80	*	1.60	*	1.80	*	0.03	*	46
7.93	(21.83)	989	1.60		1.82		1.60		1.81		(0.02)		92
10.18	1.80	1,080	1.60	*	2.11	*	1.60	*	2.11	*	1.98	*	41

Please see footnotes on pages 34 and 35.

SEMIANNUAL REPORT	DECEMBER 31, 2012	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS® Emerging Markets Fund (Cont.)
Class A
07/01/2012 - 12/31/2012+	$7.94	$0.00 ^	$0.97	$0.97	$(0.08)	$0.00	$(0.08)
06/30/2012	10.18	0.08	(2.31)	(2.23)	0.00 ^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.05	0.13	0.18	0.00	0.00	0.00
Class C
07/01/2012 - 12/31/2012+	7.88	(0.03)	0.96	0.93	(0.05)	0.00	(0.05)
06/30/2012	10.17	0.01	(2.29)	(2.28)	0.00 ^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.03	0.14	0.17	0.00	0.00	0.00
Class R
07/01/2012 - 12/31/2012+	7.93	(0.01)	0.96	0.95	(0.06)	0.00	(0.06)
06/30/2012	10.18	0.01	(2.25)	(2.24)	0.00 ^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00

PIMCO EqS® Long/Short Fund
Institutional Class
07/01/2012 - 12/31/2012+	$9.71	$0.05	$(0.34)	$(0.29)	$(0.04)	$0.00	$(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00
Class P
07/01/2012 - 12/31/2012+	9.70	0.10	(0.39)	(0.29)	(0.04)	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00
Class D
07/01/2012 - 12/31/2012+	9.70	0.02	(0.33)	(0.31)	(0.02)	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class A
07/01/2012 - 12/31/2012+	9.70	0.04	(0.35)	(0.31)	(0.03)	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class C
07/01/2012 - 12/31/2012+	9.69	0.02	(0.37)	(0.35)	(0.01)	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

PIMCO Emerging Multi-Asset Fund
Institutional Class
07/01/2012 - 12/31/2012+	$8.71	$0.17	$0.70	$0.87	$(0.27)	$0.00	$(0.27)
06/30/2012	9.89	0.14	(1.27)	(1.13)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02	(0.13)	(0.11)	0.00	0.00	0.00
Class P
07/01/2012 - 12/31/2012+	8.69	0.17	0.69	0.86	(0.26)	0.00	(0.26)
06/30/2012	9.90	0.15	(1.31)	(1.16)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02	(0.12)	(0.10)	0.00	0.00	0.00
Administrative Class
07/01/2012 - 12/31/2012+	8.69	0.29	0.57	0.86	(0.28)	0.00	(0.28)
06/30/2012	9.89	0.12	(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/19/2011 - 06/30/2011	10.02	0.02	(0.15)	(0.13)	0.00	0.00	0.00
Class D
07/01/2012 - 12/31/2012+	8.70	0.15	0.70	0.85	(0.25)	0.00	(0.25)
06/30/2012	9.89	0.11	(1.27)	(1.16)	(0.03)	0.00	(0.03)
04/12/2011 - 06/30/2011	10.00	0.02	(0.13)	(0.11)	0.00	0.00	0.00
Class A
07/01/2012 - 12/31/2012+	8.68	0.17	0.67	0.84	(0.25)	0.00	(0.25)
06/30/2012	9.88	0.12	(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/12/2011 - 06/30/2011	10.00	0.02	(0.14)	(0.12)	0.00	0.00	0.00
Class C
07/01/2012 - 12/31/2012+	8.62	0.13	0.68	0.81	(0.22)	0.00	(0.22)
06/30/2012	9.88	0.05	(1.29)	(1.24)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.00 ^	(0.12)	(0.12)	0.00	0.00	0.00

Please see footnotes on pages 34 and 35.

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Asset Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Asset Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.83	12.24%	$3,644	1.60	%*	1.80	%*	1.60	%*	1.80	%*	0.07	%*	46%
7.94	(21.89)	2,469	1.60		1.81		1.60		1.80		0.90		92
10.18	1.80	764	1.60	*	2.02	*	1.60	*	2.02	*	1.89	*	41

8.76	11.84	936	2.35	*	2.55	*	2.35	*	2.55	*	(0.70	)*	46
7.88	(22.43)	675	2.35		2.57		2.35		2.56		0.12		92
10.17	1.70	98	2.35	*	2.80	*	2.35	*	2.80	*	0.98	*	41

8.82	12.04	27	1.85	*	2.05	*	1.85	*	2.05	*	(0.18	)*	46
7.93	(22.01)	24	1.85		2.07		1.85		2.06		0.06		92
10.18	1.80	39	1.85	*	2.34	*	1.85	*	2.34	*	1.97	*	41

$9.38	(3.02)%	$261,808	1.99	%*	2.08	%*	1.40	%*	1.49	%*	0.95	%*	223%
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30	)*	113

9.37	(2.95)	2,042	2.09	*	2.18	*	1.50	*	1.59	*	2.06	*	223
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34	)*	113

9.37	(3.16)	770	2.34	*	2.43	*	1.75	*	1.84	*	0.36	*	223
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72	)*	113

9.36	(3.21)	4,990	2.34	*	2.43	*	1.75	*	1.84	*	0.91	*	223
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70	)*	113

9.33	(3.63)	1,706	3.09	*	3.18	*	2.50	*	2.59	*	0.47	*	223
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46	)*	113

$9.31	9.99%	$27,146	0.41	%*	1.35	%*	0.41	%*	1.35	%*	3.79	%*	38%
8.71	(11.45)	29,987	0.53		1.38		0.53		1.38		1.62		41
9.89	(1.10)	9,755	0.53	*	6.96	*	0.53	*	6.96	*	1.13	*	0

9.29	9.93	1,754	0.51	*	1.45	*	0.51	*	1.45	*	3.62	*	38
8.69	(11.69)	2,019	0.63		1.48		0.63		1.48		1.71		41
9.90	(1.00)	74	0.63	*	17.34	*	0.63	*	17.34	*	0.96	*	0

9.27	9.89	76	0.66	*	1.60	*	0.66	*	1.60	*	6.26	*	38
8.69	(11.75)	28	0.78		1.63		0.78		1.63		1.36		41
9.89	(1.30)	10	0.78	*	6.47	*	0.78	*	6.47	*	0.88	*	0

9.30	9.79	3,073	0.76	*	1.70	*	0.76	*	1.70	*	3.37	*	38
8.70	(11.77)	4,912	0.88		1.73		0.88		1.73		1.20		41
9.89	(1.10)	2,745	0.88	*	8.20	*	0.88	*	8.20	*	0.81	*	0

9.27	9.76	12,415	0.76	*	1.70	*	0.76	*	1.70	*	3.70	*	38
8.68	(11.72)	10,147	0.88		1.73		0.88		1.73		1.32		41
9.88	(1.20)	1,801	0.88	*	9.28	*	0.88	*	9.28	*	0.82	*	0

9.21	9.47	4,382	1.51	*	2.45	*	1.51	*	2.45	*	2.97	*	38
8.62	(12.51)	3,868	1.63		2.48		1.63		2.48		0.57		41
9.88	(1.20)	649	1.63	*	9.73	*	1.63	*	9.73	*	0.08	*	0

Please see footnotes on pages 34 and 35.

SEMIANNUAL REPORT	DECEMBER 31, 2012	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Emerging Multi-Asset Fund (Cont.)
Class R
07/01/2012 - 12/31/2012+	$8.68	$0.29	$0.54	$0.83	$(0.27)	$0.00	$(0.27)
06/30/2012	9.88	0.09	(1.27)	(1.18)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.01	(0.13)	(0.12)	0.00	0.00	0.00

PIMCO EqS Pathfinder Fund®
Institutional Class
07/01/2012 - 12/31/2012+	$10.11	$0.09	$0.48	$0.57	$(0.31)	$0.00	$(0.31)
06/30/2012	10.65	0.18	(0.62)	(0.44)	(0.07)	(0.03)	(0.10)
06/30/2011	9.23	0.19	1.34	1.53	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00	0.00
Class P
07/01/2012 - 12/31/2012+	10.09	0.09	0.47	0.56	(0.30)	0.00	(0.30)
06/30/2012	10.64	0.17	(0.63)	(0.46)	(0.06)	(0.03)	(0.09)
06/30/2011	9.23	0.18	1.34	1.52	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00	0.00
Class D
07/01/2012 - 12/31/2012+	10.05	0.08	0.46	0.54	(0.29)	0.00	(0.29)
06/30/2012	10.61	0.13	(0.61)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.21	0.16	1.34	1.50	(0.08)	(0.02)	(0.10)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00
Class A
07/01/2012 - 12/31/2012+	10.08	0.08	0.46	0.54	(0.28)	0.00	(0.28)
06/30/2012	10.64	0.14	(0.62)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.22	0.17	1.33	1.50	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.07	(0.85)	(0.78)	0.00	0.00	0.00
Class C
07/01/2012 - 12/31/2012+	9.96	0.03	0.46	0.49	(0.24)	0.00	(0.24)
06/30/2012	10.55	0.06	(0.61)	(0.55)	(0.01)	(0.03)	(0.04)
06/30/2011	9.21	0.11	1.31	1.42	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.05	(0.84)	(0.79)	0.00	0.00	0.00
Class R
07/01/2012 - 12/31/2012+	10.00	0.06	0.47	0.53	(0.28)	0.00	(0.28)
06/30/2012	10.59	0.07	(0.59)	(0.52)	(0.04)	(0.03)	(0.07)
06/30/2011	9.21	0.12	1.35	1.47	(0.07)	(0.02)	(0.09)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Asset Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Asset Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.24	9.62%	$27	1.01	%*	1.95	%*	1.01	%*	1.95	%*	6.43	%*	38%
8.68	(11.98)	9	1.13		1.98		1.13		1.98		0.99		41
9.88	(1.20)	10	1.13	*	6.40	*	1.13	*	6.40	*	0.50	*	0

$10.37	5.60%	$2,037,175	0.90	%*	1.09	%*	0.89	%*	1.08	%*	1.79	%*	14%
10.11	(4.09)	1,930,637	0.92		1.09		0.90		1.07		1.80		32
10.65	16.68	1,338,509	0.92		1.10		0.89		1.07		1.87		35
9.23	(7.70)	542,879	0.98	*	1.21	*	0.89	*	1.12	*	3.53	*	4

10.35	5.53	55,472	1.00	*	1.19	*	0.99	*	1.18	*	1.66	*	14
10.09	(4.23)	67,977	1.02		1.19		1.00		1.17		1.70		32
10.64	16.55	45,785	1.02		1.20		0.99		1.17		1.72		35
9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

10.30	5.39	22,875	1.25	*	1.44	*	1.24	*	1.43	*	1.45	*	14
10.05	(4.52)	18,469	1.27		1.45		1.26		1.42		1.33		32
10.61	16.39	24,352	1.27		1.45		1.24		1.42		1.55		35
9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

10.34	5.40	59,945	1.25	*	1.44	*	1.24	*	1.43	*	1.43	*	14
10.08	(4.50)	69,910	1.27		1.43		1.26		1.42		1.37		32
10.64	16.30	89,571	1.27		1.45		1.24		1.42		1.64		35
9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

10.21	4.94	39,644	2.00	*	2.19	*	1.99	*	2.18	*	0.65	*	14
9.96	(5.15)	47,006	2.02		2.21		2.00		2.17		0.65		32
10.55	15.50	50,672	2.02		2.20		1.99		2.17		1.04		35
9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

10.25	5.27	12	1.50	*	1.69	*	1.49	*	1.68	*	1.13	*	14
10.00	(4.86)	11	1.52		1.67		1.51		1.66		0.71		32
10.59	16.02	102	1.52		1.70		1.49		1.67		1.21		35
9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

SEMIANNUAL REPORT	DECEMBER 31, 2012	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value	$112,625	$364,684	$566,946	$209,005
Investments in Affiliates, at value	4,315	6,533	34,545	71,635
Repurchase agreements, at value	3,507	524	601	507
Cash	100	0	0	0
Deposits with counterparty	77	0	0	11,708
Foreign currency, at value	309	777	2,101	52
Receivable for investments sold	3	6	1,755	3,523
Unrealized appreciation on foreign currency contracts	227	1,187	5,148	0
Unrealized appreciation on OTC swap agreements	0	0	930	0
Receivable for Fund shares sold	1,415	3,697	226	73
Interest and dividends receivable	344	507	435	216
Dividends receivable from Affiliates	2	2	14	26
	122,924	377,917	612,701	296,745

Liabilities:
Payable for investments purchased	$2,570	$0	$0	$8,574
Payable for investments in Affiliates purchased	2	2	14	26
Payable for short sales	0	0	0	14,999
Written options outstanding	0	0	13	0
OTC swap premiums received	0	0	25	0
Variation margin payable on financial derivative instruments	19	0	0	0
Unrealized depreciation on foreign currency contracts	999	4,700	6,260	69
Unrealized depreciation on OTC swap agreements	0	0	84	0
Deposits from counterparty	0	0	4,815	0
Payable for Fund shares redeemed	252	28	12	1,371
Dividends payable	144	4	0	0
Overdraft due to custodian	0	83	0	0
Accrued investment advisory fees	47	157	386	212
Accrued supervisory and administrative fees	33	90	218	101
Accrued distribution fees	13	3	1	1
Accrued servicing fees	9	2	1	1
Accrued taxes payable	0	0	175	0
Reimbursement to PIMCO	2	8	14	6
Other liabilities	0	0	17	69
	4,090	5,077	12,035	25,429

Net Assets	$118,834	$372,840	$600,666	$271,316

Net Assets Consist of:
Paid in capital	$114,150	$348,933	$648,405	$284,477
(Overdistributed) net investment income	(38)	(23)	(4,527)	(181)
Accumulated undistributed net realized (loss)	(1,473)	(4,997)	(78,515)	(17,073)
Net unrealized appreciation	6,195	28,927	35,303	4,093
	$118,834	$372,840	$600,666	$271,316

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$30,667	$356,521	$594,643	$261,808
Class P	23,477	1,000	215	2,042
Administrative Class	NA	NA	46	NA
Class D	13,659	4,245	1,155	770
Class A	32,667	7,835	3,644	4,990
Class C	18,160	3,227	936	1,706
Class R	204	12	27	NA

Shares Issued and Outstanding:
Institutional Class	2,738	31,887	67,033	27,913
Class P	2,095	89	24	218
Administrative Class	NA	NA	5	NA
Class D	1,219	380	131	82
Class A	2,917	700	413	533
Class C	1,623	289	107	183
Class R	18	1	3	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$11.20	$11.18	$8.87	$9.38
Class P	11.21	11.19	8.86	9.37
Administrative Class	NA	NA	8.85	NA
Class D	11.20	11.19	8.82	9.37
Class A	11.20	11.19	8.83	9.36
Class C	11.19	11.16	8.76	9.33
Class R	11.20	11.18	8.82	NA

Cost of Investments	$105,581	$332,246	$532,587	$203,880
Cost of Investments in Affiliates	$4,315	$6,539	$34,561	$71,738
Cost of Repurchase Agreements	$3,507	$524	$601	$507
Cost of Foreign Currency Held	$309	$774	$2,087	$51
Proceeds Received on Short Sales	$0	$0	$0	$14,157
Premiums Received on Written Options	$0	$0	$1,400	$0

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2012	37

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Assets:
Investments, at value	$792	$2,098,512
Investments in Affiliates, at value	47,797	131,292
Repurchase agreements, at value	0	604
Cash	66	8
Deposits with counterparty	10	22,627
Foreign currency, at value	1	92
Receivable for investments sold	0	4,486
OTC swap premiums paid	1	0
Unrealized appreciation on foreign currency contracts	122	5,525
Unrealized appreciation on OTC swap agreements	238	40
Receivable for Fund shares sold	442	1,440
Interest and dividends receivable	0	3,806
Dividends receivable from Affiliates	93	42
	49,562	2,268,474

Liabilities:
Payable for investments purchased	$22	$5,133
Payable for investments in Affiliates purchased	92	42
Payable for short sales	0	22,467
Written options outstanding	221	6
OTC swap premiums received	5	0
Unrealized depreciation on foreign currency contracts	88	22,849
Unrealized depreciation on OTC swap agreements	0	142
Deposits from counterparty	0	555
Payable for Fund shares redeemed	246	387
Accrued investment advisory fees	0	1,103
Accrued supervisory and administrative fees	8	572
Accrued distribution fees	3	29
Accrued servicing fees	3	21
Reimbursement to PIMCO	1	6
Other liabilities	0	39
	689	53,351

Net Assets	$48,873	$2,215,123

Net Assets Consist of:
Paid in capital	$49,286	$2,120,190
Undistributed (overdistributed) net investment income	(217)	13,463
Accumulated undistributed net realized (loss)	(1,039)	(79,662)
Net unrealized appreciation	843	161,132
	$48,873	$2,215,123

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Net Assets:
Institutional Class	$27,146	$2,037,175
Class P	1,754	55,472
Administrative Class	76	NA
Class D	3,073	22,875
Class A	12,415	59,945
Class C	4,382	39,644
Class R	27	12

Shares Issued and Outstanding:
Institutional Class	2,917	196,537
Class P	189	5,361
Administrative Class	8	NA
Class D	331	2,220
Class A	1,339	5,796
Class C	476	3,882
Class R	3	1

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$9.31	$10.37
Class P	9.29	10.35
Administrative Class	9.27	NA
Class D	9.30	10.30
Class A	9.27	10.34
Class C	9.21	10.21
Class R	9.24	10.25

Cost of Investments	$1,029	$1,919,296
Cost of Investments in Affiliates	$47,154	$131,445
Cost of Repurchase Agreements	$0	$604
Cost of Foreign Currency Held	$1	$87
Proceeds Received on Short Sales	$0	$22,011
Premiums Received on Written Options	$386	$6

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2012	39

Statements of Operations

Period Ended December 31, 2012 (Unaudited)
	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$362	$1	$7	$68
Dividends, net of foreign taxes*	1,048	5,952	4,548	3,461
Dividends from Affiliate investments	8	17	147	209
Miscellaneous income	0	0	0	3
Total Income	1,418	5,970	4,702	3,741

Expenses:
Investment advisory fees	263	1,201	2,810	1,318
Supervisory and administrative fees	145	528	1,267	573
Distribution and/or servicing fees - Class D	14	4	1	1
Distribution fees - Class C	50	9	3	4
Servicing fees - Class A	26	6	4	5
Servicing fees - Class C	17	3	1	1
Dividends on short sales	0	0	0	495
Interest expense	0	1	7	250
Miscellaneous expense	2	9	22	6
Total Expenses	517	1,761	4,115	2,653
Waiver and/or Reimbursement by PIMCO	(61)	(279)	(562)	(114)
Net Expenses	456	1,482	3,553	2,539

Net Investment Income	962	4,488	1,149	1,202

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(1,126)	(3,999)	(24,289)	(7,968)
Net realized (loss) on Affiliate investments	(5)	(4)	(30)	(3)
Net capital gain distributions received from Affiliate investments	0	1	3	7
Net realized (loss) on futures contracts	(86)	0	(86)	0
Net realized gain on written options	0	0	1,651	0
Net realized gain on swaps	0	0	6,399	0
Net realized gain (loss) on short sales	0	0	0	(3,249)
Net realized (loss) on foreign currency transactions	(335)	(2,612)	(116)	(209)
Net change in unrealized appreciation on investments	7,389	32,234	79,188	2,263
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	(5)	(11)	(96)
Net change in unrealized (depreciation) on futures contracts	(58)	0	0	0
Net change in unrealized appreciation on written options	0	0	672	0
Net change in unrealized (depreciation) on swaps	0	0	(477)	0
Net change in unrealized (depreciation) on short sales	0	0	0	(286)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(708)	(2,436)	2,039	(111)
Net Gain (Loss)	5,071	23,179	64,943	(9,652)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,033	$27,667	$66,092	$(8,450)

* Foreign tax withholdings - Dividends	$66	$364	$476	$0

40	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statements of Operations

Period Ended December 31, 2012 (Unaudited)
	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Investment Income:
Interest	$0	$4
Dividends, net of foreign taxes*	46	29,313
Dividends from Affiliate investments	1,036	479
Miscellaneous income	0	1
Total Income	1,082	29,797

Expenses:
Investment advisory fees	228	8,502
Supervisory and administrative fees	124	3,498
Distribution and/or servicing fees - Class D	4	26
Distribution fees - Class C	15	166
Servicing fees - Class A	15	84
Servicing fees - Class C	5	56
Dividends on short sales	0	60
Interest expense	0	18
Miscellaneous expense	1	55
Total Expenses	392	12,465
Waiver and/or Reimbursement by PIMCO	(239)	(2,066)
Net Expenses	153	10,399

Net Investment Income	929	19,398

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(609)	(48,631)
Net realized (loss) on Affiliate investments	(132)	(14)
Net capital gain distributions received from Affiliate investments	9	13
Net realized gain on written options	448	4,429
Net realized gain (loss) on swaps	(2)	461
Net realized (loss) on short sales	0	(92)
Net realized (loss) on foreign currency transactions	(5)	(5,574)
Net change in unrealized appreciation (depreciation) on investments	(140)	172,375
Net change in unrealized appreciation (depreciation) on Affiliate investments	3,710	(144)
Net change in unrealized appreciation (depreciation) on written options	180	(3,594)
Net change in unrealized appreciation (depreciation) on swaps	192	(406)
Net change in unrealized (depreciation) on short sales	0	(395)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	57	(19,402)
Net Gain	3,708	99,026

Net Increase in Net Assets Resulting from Operations	$4,637	$118,424

* Foreign tax withholdings - Dividends	$0	$820

SEMIANNUAL REPORT	DECEMBER 31, 2012	41

Statements of Changes in Net Assets

	PIMCO Dividend and Income Builder Fund		PIMCO EqS® Dividend Fund		PIMCO EqS® Emerging Markets Fund			PIMCO EqS® Long/Short Fund

(Amounts in thousands)	Six Months Ended December 31, 2012 (Unaudited)	Period from December 14, 2011 to June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Period from December 14, 2011 to June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012		Six Months Ended December 31, 2012 (Unaudited)	Period from April 20, 2012 to June 30, 2012

Increase in Net Assets from:

Operations:
Net investment income (loss)	$962	$590	$4,488	$3,537	$1,149	$4,368		$1,202	$(396)
Net realized gain (loss)	(1,547)	404	(6,611)	2,518	(16,441)	(62,201)		(11,426)	(5,107)
Net realized gain (loss) on Affiliate investments	(5)	0	(4)	8	(30)	32		(3)	0
Net capital gain distributions received from Affiliate investments	0	0	1	0	3	1		7	0
Net change in unrealized appreciation (depreciation)	6,623	(428)	29,798	(865)	81,422	(35,695)		1,866	2,330
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	(5)	(1)	(11)	1		(96)	(7)
Net increase (decrease) resulting from operations	6,033	566	27,667	5,197	66,092	(93,494)		(8,450)	(3,180)

Distributions to Shareholders:
From net investment income
Institutional Class	(223)	(250)	(4,388)	(3,523)	(5,839)	(1,138)		(1,029)	0
Class P	(250)	(87)	(3)	(1)	(2)	(0	)^	(9)	0
Administrative Class	0	0	0	0	(0)^	(0	)^	0	0
Class D	(164)	(32)	(36)	(9)	(10)	(14)		(2)	0
Class A	(298)	(160)	(58)	(32)	(33)	(0	)^	(15)	0
Class C	(149)	(68)	(18)	(13)	(6)	(0	)^	(2)	0
Class R	(4)	(7)	(0)^	(0)^	(0)^	(0	)^	0	0
From net realized capital gains
Institutional Class	(52)	0	(839)	0	0	(468)		0	0
Class P	(48)	0	(2)	0	0	(0	)^	0	0
Administrative Class	0	0	0	0	0	(0	)^	0	0
Class D	(28)	0	(9)	0	0	(7)		0	0
Class A	(60)	0	(18)	0	0	(1)		0	0
Class C	(36)	0	(7)	0	0	(0	)^	0	0
Class R	(0)^	0	(0)^	0	0	(0	)^	0	0

Total Distributions	(1,312)	(604)	(5,378)	(3,578)	(5,890)	(1,628)		(1,057)	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	70,701	43,450	29,901	319,031	21,326	259,133		67,201	216,802

Total Increase in Net Assets	75,422	43,412	52,190	320,650	81,528	164,011		57,694	213,622

Net Assets:
Beginning of period	43,412	0	320,650	0	519,138	355,127		213,622	0
End of period*	$118,834	$43,412	$372,840	$320,650	$600,666	$519,138		$271,316	$213,622

*Including undistributed (overdistributed) net investment income of:	$(38)	$88	$(23)	$(8)	$(4,527)	$214		$(181)	$(326)

**	See Note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Emerging Multi-Asset Fund		PIMCO EqS Pathfinder Fund®

(Amounts in thousands)	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$929	$557	$19,398	$35,581
Net realized gain (loss)	(168)	(730)	(49,407)	8,144
Net realized (loss) on Affiliate investments	(132)	(208)	(14)	(1)
Net capital gain distributions received from Affiliate investments	9	2	13	1
Net change in unrealized appreciation (depreciation)	289	(9)	148,578	(84,207)
Net change in unrealized appreciation (depreciation) on Affiliate investments	3,710	(2,951)	(144)	3
Net increase (decrease) resulting from operations	4,637	(3,339)	118,424	(40,479)

Distributions to Shareholders:
From net investment income
Institutional Class	(773)	(105)	(58,239)	(13,284)
Class P	(47)	(56)	(1,444)	(693)
Administrative Class	(2)	0	0	0
Class D	(84)	(8)	(632)	(95)
Class A	(327)	(27)	(1,599)	(350)
Class C	(104)	(5)	(920)	(67)
Class R	(1)	0	(0)^	(0)^
From net realized capital gains
Institutional Class	0	0	0	(5,792)
Class P	0	0	0	(338)
Administrative Class	0	0	0	0
Class D	0	0	0	(66)
Class A	0	0	0	(241)
Class C	0	0	0	(151)
Class R	0	0	0	(0)^

Total Distributions	(1,338)	(201)	(62,834)	(21,077)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(5,396)	39,466	25,523	646,575

Total Increase (Decrease) in Net Assets	(2,097)	35,926	81,113	585,019

Net Assets:
Beginning of period	50,970	15,044	2,134,010	1,548,991
End of period*	$48,873	$50,970	$2,215,123	$2,134,010

*Including undistributed (overdistributed) net investment income of:	$(217)	$192	$13,463	$56,899

**	See Note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

SEMIANNUAL REPORT	DECEMBER 31, 2012	43

Statement of Cash Flows

Six Months Ended December 31, 2012 (Unaudited)
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(8,450)

Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(439,454)
Proceeds from sales of long-term securities	364,303
Purchases of short-term portfolio investments, net	(3,218)
Decrease in deposits with counterparty	14,403
Decrease in receivable for investments sold	7,591
Increase in interest and dividends receivable	(213)
Decrease in payable for investments purchased	(2,512)
Increase in accrued investment advisory fees	43
Increase in accrued supervisory and administrative fees	21
Increase in accrued distribution fee	1
Increase in accrued servicing fee	1
Increase in reimbursement to PIMCO	4
Increase in other liabilities	55
Payment from currency transactions	(208)
Payment from short sale transactions	(9,505)
Net change in unrealized appreciation on investments	(2,263)
Net change in unrealized (depreciation) on Affiliate investments	96
Net change in unrealized (depreciation) on short sales	286
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	111
Net realized (loss) on investments and short sales	11,422
Net cash (used for) operating activities	(67,486)

Cash flows received from financing activities:
Proceeds from shares sold	76,733
Payment on shares redeemed	(9,195)
Cash dividend paid*	(1)
Net cash received from financing activities	67,537

Net Increase in Cash and Foreign Currency	51

Cash and Foreign Currency:
Beginning of year	1
End of period	$52

* Reinvestment of dividends	$1,056

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$331

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Builder Fund

December 31, 2012 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.1%

UNITED STATES 0.1%
Amortizing Residential Collateral Trust
0.750% due 06/25/2032	$30	$25
Countrywide Asset-Backed Certificates
0.770% due 04/25/2034	16	15
Credit Suisse First Boston Mortgage Securities Corp.
0.830% due 01/25/2032	17	15
EMC Mortgage Loan Trust
0.760% due 11/25/2041	16	15
0.860% due 02/25/2041	82	74
Structured Asset Securities Corp.
0.260% due 02/25/2037	5	5

Total Asset-Backed Securities (Cost $125)		149

	SHARES
COMMON STOCKS 82.0%

AUSTRALIA 1.8%

INDUSTRIALS 1.0%
Ausdrill Ltd.	379,360	1,133

MATERIALS 0.8%
Kingsgate Consolidated Ltd.	209,082	974

Total Australia		2,107

BRAZIL 2.4%

INDUSTRIALS 0.8%
Arteris S.A.	106,300	984

UTILITIES 1.6%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	23,096	1,930

Total Brazil		2,914

CANADA 2.1%

CONSUMER DISCRETIONARY 2.1%
Aimia, Inc.	163,518	2,444

Total Canada		2,444

CHINA 1.2%

INDUSTRIALS 1.2%
Guangshen Railway Co. Ltd. ‘H’	1,236,000	496
Zhejiang Expressway Co. Ltd. ‘H’	1,158,000	924

Total China		1,420

CYPRUS 1.6%

ENERGY 1.6%
ProSafe SE	221,505	1,901

Total Cyprus		1,901

FRANCE 4.5%

ENERGY 2.5%
Total S.A.	56,668	2,948

HEALTH CARE 2.0%
Sanofi	25,285	2,398

Total France		5,346

	SHARES	MARKET VALUE (000S)
GERMANY 2.0%

TELECOMMUNICATION SERVICES 2.0%
Telefonica Deutschland Holding AG (a)	313,738	$2,391

Total Germany		2,391

HONG KONG 2.4%

CONSUMER DISCRETIONARY 0.4%
Tianneng Power International Ltd.	700,000	456

INDUSTRIALS 0.8%
Yuexiu Transport Infrastructure Ltd.	1,968,000	970

MATERIALS 0.8%
Huabao International Holdings Ltd.	1,912,000	955

TELECOMMUNICATION SERVICES 0.4%
SmarTone Telecommunications Holdings Ltd.	238,000	436

Total Hong Kong		2,817

ITALY 1.2%

INDUSTRIALS 1.2%
Societa Iniziative Autostradali e Servizi SpA	153,507	1,438

Total Italy		1,438

MACAU 1.2%

CONSUMER DISCRETIONARY 1.2%
Wynn Macau Ltd. (a)	528,400	1,455

Total Macau		1,455

NETHERLANDS 2.2%

ENERGY 2.2%
Royal Dutch Shell PLC ‘A’	76,725	2,663

Total Netherlands		2,663

NORWAY 1.6%

INDUSTRIALS 1.6%
Orkla ASA	219,179	1,921

Total Norway		1,921

PANAMA 0.8%

INDUSTRIALS 0.8%
Copa Holdings S.A.	9,458	941

Total Panama		941

QATAR 0.4%

UTILITIES 0.4%
Qatar Electricity & Water Co.	13,103	479

Total Qatar		479

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 6.2%

HEALTH CARE 1.2%
Life Healthcare Group Holdings Ltd.	355,202	$1,425

MATERIALS 2.4%
Gold Fields Ltd.	21,478	267
Gold Fields Ltd. SP - ADR	205,295	2,564

		2,831

TELECOMMUNICATION SERVICES 2.6%
MTN Group Ltd.	56,298	1,185
Vodacom Group Ltd.	131,433	1,934

		3,119

Total South Africa		7,375

SPAIN 2.5%

UTILITIES 2.5%
Enagas S.A.	136,631	2,927

Total Spain		2,927

SWITZERLAND 6.1%

HEALTH CARE 6.1%
Novartis AG	45,142	2,852
Roche Holding AG	21,715	4,390

Total Switzerland		7,242

THAILAND 0.4%

INDUSTRIALS 0.4%
Bangkok Expressway PCL	423,600	482

Total Thailand		482

UNITED KINGDOM 9.2%

CONSUMER STAPLES 2.1%
Imperial Tobacco Group PLC	63,544	2,464

FINANCIALS 2.7%
HSBC Holdings PLC	206,278	2,186
IG Group Holdings PLC	133,805	984

		3,170

INDUSTRIALS 1.3%
Carillion PLC	288,618	1,504

TELECOMMUNICATION SERVICES 3.1%
BT Group PLC	645,421	2,462
Inmarsat PLC	132,966	1,282

		3,744

Total United Kingdom		10,882

UNITED STATES 32.2%

CONSUMER STAPLES 3.2%
Wal-Mart Stores, Inc.	13,719	936
Walgreen Co.	78,141	2,892

		3,828

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	45

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 3.8%
Marathon Petroleum Corp.	47,263	$2,978
MPLX LP (a)	47,236	1,473

		4,451

FINANCIALS 8.4%
JPMorgan Chase & Co.	66,563	2,927
KeyCorp	233,538	1,966
Solar Capital Ltd.	82,705	1,977
Solar Senior Capital Ltd.	50,525	943
U.S. Bancorp	68,247	2,180

		9,993

HEALTH CARE 8.8%
Baxter International, Inc.	47,241	3,149
Medtronic, Inc.	82,494	3,384
Pfizer, Inc.	154,713	3,880

		10,413

INDUSTRIALS 1.6%
Lockheed Martin Corp.	21,177	1,955

INFORMATION TECHNOLOGY 6.4%
Cisco Systems, Inc.	112,680	2,214
Intel Corp.	77,119	1,591
Microsoft Corp.	143,946	3,848

		7,653

Total United States		38,293

Total Common Stocks (Cost $91,608)		97,438

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 9.2%

AUSTRALIA 0.3%

INDUSTRIALS 0.3%
Asciano Finance Ltd.
5.000% due 04/07/2018	$100	108
FMG Resources Pty. Ltd.
7.000% due 11/01/2015	100	106
6.375% due 02/01/2016	100	104

Total Australia		318

AUSTRIA 0.1%

INDUSTRIALS 0.1%
OGX Austria GmbH
8.500% due 06/01/2018	200	181

Total Austria		181

BRAZIL 0.2%

INDUSTRIALS 0.2%
Braskem Finance Ltd.
7.000% due 05/07/2020	100	113
Petrobras International Finance Co.
5.375% due 01/27/2021	100	113

Total Brazil		226

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.3%

BANKING & FINANCE 0.2%
IPIC GMTN Ltd.
5.000% due 11/15/2020		$250	$286

UTILITIES 0.1%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		95	107

Total Cayman Islands			393

FINLAND 0.2%

INDUSTRIALS 0.2%
Nokia OYJ
5.375% due 05/15/2019		100	96
5.500% due 02/04/2014	EUR	100	136

			232

Total Finland			232

FRANCE 0.3%

BANKING & FINANCE 0.3%
Banque PSA Finance S.A.
2.206% due 04/04/2014		$50	50
Caisse Centrale du Credit Immobilier de France S.A.
3.096% due 08/09/2013	EUR	200	266
RCI Banque S.A.
4.600% due 04/12/2016		$100	105

			421

Total France			421

GERMANY 0.2%

INDUSTRIALS 0.2%
Kloeckner Pentaplast GmbH & Co. KG
11.625% due 07/15/2017	EUR	100	148
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018		90	132

			280

Total Germany			280

IRELAND 0.5%

INDUSTRIALS 0.1%
RZD Capital Ltd.
5.739% due 04/03/2017		$100	112

UTILITIES 0.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		100	130
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		300	323

			453

Total Ireland			565

ITALY 0.1%

BANKING & FINANCE 0.1%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		100	105

Total Italy			105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 0.2%

UTILITIES 0.2%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	200	$268

Total Japan			268

LUXEMBOURG 0.9%

BANKING & FINANCE 0.3%
Fiat Finance & Trade S.A.
7.625% due 09/15/2014		100	140
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$200	229

			369

INDUSTRIALS 0.4%
ArcelorMittal
7.500% due 10/15/2039		100	94
6.000% due 03/01/2021		100	100
INEOS Group Holdings S.A.
8.500% due 02/15/2016		100	100
OXEA Finance & Cy S.C.A.
9.625% due 07/15/2017	EUR	86	125

			419

UTILITIES 0.2%
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		$200	239

Total Luxembourg			1,027

MEXICO 0.1%

INDUSTRIALS 0.1%
America Movil S.A.B. de C.V.
8.460% due 12/18/2036	MXN	1,000	86

Total Mexico			86

NETHERLANDS 0.2%

INDUSTRIALS 0.2%
Schaeffler Finance BV
7.750% due 02/15/2017		$100	112
UPC Holding BV
9.875% due 04/15/2018		100	113

Total Netherlands			225

NORWAY 0.2%

BANKING & FINANCE 0.2%
Eksportfinans ASA
1.600% due 03/20/2014	JPY	10,000	113
3.000% due 11/17/2014		$135	134

Total Norway			247

PUERTO RICO 0.1%

INDUSTRIALS 0.1%
Warner Chilcott Co. LLC
7.750% due 09/15/2018		100	107

Total Puerto Rico			107

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.5%

INDUSTRIALS 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$200	$244

UTILITIES 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		250	321

Total Qatar			565

SOUTH KOREA 0.1%

BANKING & FINANCE 0.1%
Export-Import Bank of Korea
4.125% due 09/09/2015		100	108

Total South Korea			108

UNITED ARAB EMIRATES 0.1%

INDUSTRIALS 0.1%
Dolphin Energy Ltd.
5.888% due 06/15/2019		76	85

Total United Arab Emirates			85

UNITED KINGDOM 1.1%

BANKING & FINANCE 1.1%
Abbey National Treasury Services PLC
1.893% due 04/25/2014		100	100
Barclays Bank PLC
10.000% due 05/21/2021	GBP	100	219
FCE Bank PLC
5.125% due 11/16/2015		100	175
LBG Capital PLC
15.000% due 12/21/2019		100	232
7.869% due 08/25/2020		100	174
Royal Bank of Scotland Group PLC
6.934% due 04/09/2018	EUR	200	299
Virgin Media Secured Finance PLC
7.000% due 01/15/2018	GBP	100	176

Total United Kingdom			1,375

UNITED STATES 3.0%

BANKING & FINANCE 1.1%
Ally Financial, Inc.
6.750% due 12/01/2014		$100	108
American International Group, Inc.
6.765% due 11/15/2017	GBP	100	192
Bank of America Corp.
6.000% due 09/01/2017		$100	117
Cantor Fitzgerald LP
7.875% due 10/15/2019		100	104
Goldman Sachs Group, Inc.
5.250% due 07/27/2021		100	114
International Lease Finance Corp.
6.500% due 09/01/2014		100	107
Merrill Lynch & Co., Inc.
7.750% due 04/30/2018	GBP	100	198
Morgan Stanley
6.250% due 08/28/2017		$100	115
7.300% due 05/13/2019		100	122
SLM Corp.
0.513% due 06/17/2013	EUR	100	131

			1,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.5%
Altria Group, Inc.
10.200% due 02/06/2039	$100	$167
Brocade Communications Systems, Inc.
6.625% due 01/15/2018	100	104
CONSOL Energy, Inc.
8.000% due 04/01/2017	100	109
Crown Castle Towers LLC
6.113% due 01/15/2040	100	121
CVS Pass-Through Trust
8.353% due 07/10/2031	94	129
Delta Air Lines Pass-Through Trust
4.750% due 05/07/2021	100	107
HCA, Inc.
6.500% due 02/15/2020	100	113
HD Supply, Inc.
8.125% due 04/15/2019	100	114
Hexion U.S. Finance Corp.
8.875% due 02/01/2018	200	206
Reynolds Group Issuer, Inc.
8.500% due 05/15/2018	100	103
9.875% due 08/15/2019	100	107
Rockies Express Pipeline LLC
5.625% due 04/15/2020	100	99
6.850% due 07/15/2018	100	105
Tyson Foods, Inc.
4.500% due 06/15/2022	100	109
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	100	109

		1,802

UTILITIES 0.4%
NGPL PipeCo LLC
9.625% due 06/01/2019	100	115
7.119% due 12/15/2017	100	110
NRG Energy, Inc.
7.875% due 05/15/2021	100	111
7.625% due 01/15/2018	100	112

		448

Total United States		3,558

VENEZUELA 0.1%

INDUSTRIALS 0.1%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017	100	99

Total Venezuela		99

VIRGIN ISLANDS (BRITISH) 0.4%

INDUSTRIALS 0.2%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	200	197

UTILITIES 0.2%
TNK-BP Finance S.A.
7.875% due 03/13/2018	200	244

Total Virgin Islands (British)		441

Total Corporate Bonds & Notes (Cost $10,009)		10,912

MORTGAGE-BACKED SECURITIES 2.4%

UNITED STATES 2.4%
Banc of America Funding Corp.
5.496% due 05/20/2036	77	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
5.648% due 11/20/2046		$46	$40
Chase Mortgage Finance Corp.
3.079% due 09/25/2036		149	128
Countrywide Alternative Loan Trust
6.000% due 06/25/2037 ^		1,083	897
Countrywide Home Loan Mortgage Pass-Through Trust
0.710% due 07/25/2037 ^		91	58
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^		34	23
CSMC Mortgage-Backed Trust
5.000% due 03/25/2037		9	9
Deutsche ALT-A Securities, Inc.
0.410% due 02/25/2047		39	28
First Horizon Alternative Mortgage Securities
2.502% due 06/25/2036		973	700
GSR Mortgage Loan Trust
1.956% due 04/25/2032		106	105
Harborview Mortgage Loan Trust
0.551% due 06/20/2035		6	6
Merrill Lynch Mortgage Investors Trust
2.765% due 02/25/2036		22	20
Morgan Stanley Mortgage Loan Trust
2.690% due 06/25/2037		1,056	571
Residential Accredit Loans, Inc. Trust
0.610% due 10/25/2045		229	158

Total Mortgage-Backed Securities (Cost $2,552)			2,819

MUNICIPAL BONDS & NOTES 0.1%

MICHIGAN 0.1%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034		100	84

Total Michigan			84

VIRGINIA 0.0%
Tobacco Settlement Financing Corp. Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		100	71

Total Virginia			71

Total Municipal Bonds & Notes (Cost $141)			155

SOVEREIGN ISSUES 1.0%

AUSTRALIA 0.2%
New South Wales Treasury Corp.
6.000% due 03/01/2022	AUD	200	240

Total Australia			240

CANADA 0.5%
Province of Ontario
3.150% due 06/02/2022	CAD	250	260
Province of Quebec
4.500% due 12/01/2018		250	284

Total Canada			544

MEXICO 0.2%
Mexico Government International Bond
6.000% due 06/18/2015	MXN	2,500	199

Total Mexico			199

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	47

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.1%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	1,300	$169

Total South Africa			169

Total Sovereign Issues (Cost $1,146)			1,152

SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS 3.0%
Barclays, Inc.
0.160% due 01/11/2013		$700	700
(Dated 12/21/2012. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2015 valued at $715. Repurchase proceeds are $700.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.220% due 01/02/2013	$1,300	$1,300
(Dated 12/31/2012. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $1,331. Repurchase proceeds are $1,300.)
State Street Bank and Trust Co.
0.010% due 01/02/2013	1,507	1,507
(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $1,542. Repurchase proceeds are $1,507.)

		3,507

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 3.6%
PIMCO Short-Term Floating NAV Portfolio	431,184	$4,315

Total Short-Term Instruments (Cost $7,822)		7,822

Total Investments 101.4% (Cost $113,403)		$120,447

Other Assets and Liabilities (Net) (1.4%)		(1,613)

Net Assets 100.0%		$118,834

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Affiliated to the Fund.
(c)	Cash of $77 has been pledged as collateral for the following open futures contracts as of December 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Australian dollar currency March Futures	Short	03/2013	1	$1
British pound currency March Futures	Short	03/2013	4	(3)
Canadian dollar currency March Futures	Short	03/2013	2	2
Euro currency March Futures	Long	03/2013	10	24
Japanese yen currency March Futures	Long	03/2013	14	(102)

				$(78)

(d)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	550	$	574	BRC	$3	$0	$3
01/2013		549		573	DUB	3	0	3
01/2013	CAD	1,619		1,629	BRC	2	0	2
01/2013	CHF	2,453		2,642	BRC	0	(40)	(40)
01/2013	EUR	2,314		2,985	BOA	0	(69)	(69)
01/2013		999		1,305	GLM	0	(13)	(13)
01/2013	GBP	111		179	BOA	0	(2)	(2)
01/2013		1,646		2,666	CBK	0	(7)	(7)
01/2013		1,451		2,322	GLM	0	(35)	(35)
01/2013	JPY	144,276		1,711	HUS	44	0	44
01/2013		144,276		1,710	JPM	45	0	45
01/2013		144,275		1,711	UAG	45	0	45
01/2013	NOK	19,105		3,366	GLM	0	(71)	(71)
01/2013	THB	2,791		90	UAG	0	(1)	(1)
01/2013	$	675	AUD	645	CBK	0	(6)	(6)
01/2013		474		454	JPM	0	(3)	(3)
01/2013		62	BRL	128	JPM	0	0	0
01/2013		67	CAD	66	BRC	0	0	0
01/2013		627		623	CBK	0	(1)	(1)
01/2013		1,011		996	GLM	0	(10)	(10)
01/2013		95	CHF	87	BRC	0	0	0
01/2013		2,677		2,453	CBK	5	0	5
01/2013		4,403	EUR	3,313	UAG	0	(30)	(30)
01/2013		5,224	GBP	3,208	GLM	0	(13)	(13)
01/2013		5,293	JPY	432,827	JPM	0	(296)	(296)
01/2013		95	NOK	529	BRC	0	0	0
01/2013		153		870	GLM	4	0	4
01/2013		91	THB	2,791	JPM	0	0	0
01/2013	ZAR	4,568	$	520	CBK	0	(17)	(17)
01/2013		33,774		3,800	DUB	0	(169)	(169)

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	ZAR	3,375	$	384	HUS	$0	$(13)	$(13)
01/2013		11,913		1,379	JPM	0	(21)	(21)
02/2013	BRL	1,289		624	HUS	0	(2)	(2)
02/2013		384		181	MSC	0	(6)	(6)
02/2013	CHF	2,453		2,679	CBK	0	(5)	(5)
02/2013		1,135		1,244	GLM	2	0	2
02/2013	CZK	1,455		74	BRC	0	(3)	(3)
02/2013		19,978		1,030	JPM	0	(21)	(21)
02/2013	EUR	3,313		4,404	UAG	30	0	30
02/2013	GBP	3,208		5,223	GLM	13	0	13
02/2013	NOK	18,235		3,276	JPM	0	(2)	(2)
02/2013	$	573	AUD	550	BRC	0	(3)	(3)
02/2013		572		549	DUB	0	(3)	(3)
02/2013		128	BRL	264	HUS	0	0	0
02/2013		1,628	CAD	1,619	BRC	0	(2)	(2)
02/2013		1,097	CZK	21,433	DUB	31	0	31
02/2013		1,711	JPY	144,276	HUS	0	(45)	(45)
02/2013		1,710		144,276	JPM	0	(45)	(45)
02/2013		1,711		144,275	UAG	0	(45)	(45)
04/2013	THB	2,791	$	90	JPM	0	0	0

						$227	$(999)	$(772)

(e)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Asset-Backed Securities
United States	$0	$149	$0	$149
Common Stocks
Australia
Industrials	0	1,133	0	1,133
Materials	0	974	0	974
Brazil
Industrials	984	0	0	984
Utilities	1,930	0	0	1,930
Canada
Consumer Discretionary	2,444	0	0	2,444
China
Industrials	0	1,420	0	1,420
Cyprus
Energy	0	1,901	0	1,901
France
Energy	0	2,948	0	2,948
Health Care	0	2,398	0	2,398
Germany
Telecommunication Services	2,391	0	0	2,391
Hong Kong
Consumer Discretionary	0	456	0	456
Industrials	0	970	0	970
Materials	0	955	0	955
Telecommunication Services	0	436	0	436
Italy
Industrials	0	1,438	0	1,438
Macau
Consumer Discretionary	0	1,455	0	1,455
Netherlands
Energy	0	2,663	0	2,663
Norway
Industrials	0	1,921	0	1,921
Panama
Industrials	941	0	0	941
Qatar
Utilities	0	479	0	479
South Africa
Health Care	1,425	0	0	1,425
Materials	2,564	267	0	2,831

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Telecommunication Services	$0	$3,119	$0	$3,119
Spain
Utilities	0	2,927	0	2,927
Switzerland
Health Care	0	7,242	0	7,242
Thailand
Industrials	0	482	0	482
United Kingdom
Consumer Staples	0	2,464	0	2,464
Financials	0	3,170	0	3,170
Industrials	0	1,504	0	1,504
Telecommunication Services	0	3,744	0	3,744
United States
Consumer Staples	3,828	0	0	3,828
Energy	4,451	0	0	4,451
Financials	9,993	0	0	9,993
Health Care	10,413	0	0	10,413
Industrials	1,954	0	0	1,954
Information Technology	7,653	0	0	7,653
Corporate Bonds & Notes
Australia
Industrials	0	318	0	318
Austria
Industrials	0	181	0	181
Brazil
Industrials	0	226	0	226
Cayman Islands
Banking & Finance	0	286	0	286
Utilities	0	107	0	107
Finland
Industrials	0	232	0	232
France
Banking & Finance	0	421	0	421
Germany
Industrials	0	280	0	280
Ireland
Industrials	0	112	0	112
Utilities	0	453	0	453
Italy
Banking & Finance	0	105	0	105

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	49

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Japan
Utilities	$0	$268	$0	$268
Luxembourg
Banking & Finance	0	369	0	369
Industrials	0	419	0	419
Utilities	0	239	0	239
Mexico
Industrials	0	86	0	86
Netherlands
Industrials	0	225	0	225
Norway
Banking & Finance	0	247	0	247
Puerto Rico
Industrials	0	107	0	107
Qatar
Industrials	0	244	0	244
Utilities	0	321	0	321
South Korea
Banking & Finance	0	108	0	108
United Arab Emirates
Industrials	0	86	0	86
United Kingdom
Banking & Finance	0	1,375	0	1,375
United States
Banking & Finance	0	1,308	0	1,308
Industrials	0	1,586	216	1,802
Utilities	0	448	0	448
Venezuela
Industrials	0	99	0	99

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Virgin Islands (British)
Industrials	$0	$197	$0	$197
Utilities	0	244	0	244
Mortgage-Backed Securities
United States	0	2,819	0	2,819
Municipal Bonds & Notes
Michigan	0	84	0	84
Virginia	0	71	0	71
Sovereign Issues
Australia	0	240	0	240
Canada	0	544	0	544
Mexico	0	199	0	199
South Africa	0	169	0	169
Short-Term Instruments
Repurchase Agreements	0	3,507	0	3,507
Central Funds Used for Cash Management Purposes	4,315	0	0	4,315
	$55,286	$64,945	$216	$120,447

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$27	$227	$0	$254

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$(105)	$(999)	$0	$(1,104)

Totals	$55,208	$64,173	$216	$119,597

(ii) There were assets and liabilities valued at $1,425 transferred from Level 2 to Level 1 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 06/30/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Corporate Bonds & Notes
United States	$0	$102	$0	$0	$0	$12	$0	$0	$216	$12

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
United States
Industrials	$216	Third Party Vendor	Broker Quote	107.00-109.00

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

(f)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$227	$0	$227

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$19	$0	$19
Unrealized depreciation on foreign currency contracts	0	0	0	999	0	999

	$0	$0	$0	$1,018	$0	$1,018

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on futures contracts	$0	$0	$0	$(86)	$0	$(86)
Net realized (loss) on foreign currency transactions	0	0	0	(407)	0	(407)

	$0	$0	$0	$(493)	$0	$(493)

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on futures contracts	$0	$0	$0	$(58)	$0	$(58)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(708)	0	(708)

	$0	$0	$0	$(766)	$0	$(766)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(78) as reported in the Notes to Schedule of Investments.

(g)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(71)	$0	$(71)
BRC	(42)	0	(42)
CBK	(31)	0	(31)
DUB	(138)	0	(138)
GLM	(123)	0	(123)
HUS	(15)	0	(15)
JPM	(344)	0	(344)
MSC	(6)	0	(6)
UAG	(1)	0	(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	51

Schedule of Investments PIMCO EqS® Dividend Fund

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 97.0%

AUSTRALIA 2.1%

INDUSTRIALS 1.2%
Ausdrill Ltd.	1,494,564	$4,463

MATERIALS 0.9%
Kingsgate Consolidated Ltd.	743,790	3,467

Total Australia		7,930

BRAZIL 2.8%

INDUSTRIALS 0.9%
Arteris S.A.	351,500	3,253

UTILITIES 1.9%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	86,834	7,257

Total Brazil		10,510

CANADA 2.3%

CONSUMER DISCRETIONARY 2.3%
Aimia, Inc.	584,943	8,744

Total Canada		8,744

CHINA 1.1%

INDUSTRIALS 1.1%
Guangshen Railway Co. Ltd. ‘H’	5,374,000	2,157
Zhejiang Expressway Co. Ltd. ‘H’	2,352,000	1,876

Total China		4,033

CYPRUS 1.9%

ENERGY 1.9%
ProSafe SE	807,010	6,924

Total Cyprus		6,924

FRANCE 5.1%

ENERGY 2.5%
Total S.A.	179,880	9,360

HEALTH CARE 2.6%
Sanofi	102,705	9,739

Total France		19,099

GERMANY 1.3%

TELECOMMUNICATION SERVICES 1.3%
Telefonica Deutschland Holding AG (a)	625,805	4,770

Total Germany		4,770

HONG KONG 2.2%

CONSUMER DISCRETIONARY 0.5%
Tianneng Power International Ltd.	2,716,000	1,770

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.5%
Yuexiu Transport Infrastructure Ltd.	3,548,000	$1,748

MATERIALS 0.8%
Huabao International Holdings Ltd.	6,253,000	3,122

TELECOMMUNICATION SERVICES 0.4%
SmarTone Telecommunications Holdings Ltd.	787,000	1,443

Total Hong Kong		8,083

ITALY 1.2%

INDUSTRIALS 1.2%
Societa Iniziative Autostradali e Servizi SpA	475,770	4,458

Total Italy		4,458

MACAU 1.4%

CONSUMER DISCRETIONARY 1.4%
Wynn Macau Ltd. (a)	1,843,200	5,076

Total Macau		5,076

NETHERLANDS 2.5%

ENERGY 2.5%
Royal Dutch Shell PLC ‘A’	271,059	9,409

Total Netherlands		9,409

NORWAY 2.0%

INDUSTRIALS 2.0%
Orkla ASA	849,503	7,445

Total Norway		7,445

PANAMA 1.9%

INDUSTRIALS 1.9%
Copa Holdings S.A.	71,864	7,147

Total Panama		7,147

QATAR 0.4%

UTILITIES 0.4%
Qatar Electricity & Water Co.	44,901	1,640

Total Qatar		1,640

SOUTH AFRICA 7.7%

HEALTH CARE 1.5%
Life Healthcare Group Holdings Ltd.	1,406,004	5,639

MATERIALS 2.9%
Gold Fields Ltd.	215,455	2,675
Gold Fields Ltd. SP - ADR	654,699	8,177

		10,852

TELECOMMUNICATION SERVICES 3.3%
MTN Group Ltd.	248,328	5,227
Vodacom Group Ltd.	470,947	6,930

		12,157

Total South Africa		28,648

	SHARES	MARKET VALUE (000S)
SPAIN 3.1%

UTILITIES 3.1%
Enagas S.A.	542,930	$11,632

Total Spain		11,632

SWITZERLAND 6.8%

HEALTH CARE 6.8%
Novartis AG	141,100	8,914
Roche Holding AG	81,908	16,560

Total Switzerland		25,474

THAILAND 0.6%

INDUSTRIALS 0.6%
Bangkok Expressway PCL	1,860,700	2,119

Total Thailand		2,119

UNITED KINGDOM 10.9%

CONSUMER STAPLES 1.9%
Imperial Tobacco Group PLC	177,551	6,884

FINANCIALS 3.6%
HSBC Holdings PLC	927,769	9,831
IG Group Holdings PLC	488,879	3,598

		13,429

INDUSTRIALS 1.5%
Carillion PLC	1,058,249	5,514

TELECOMMUNICATION SERVICES 3.9%
BT Group PLC	2,410,797	9,198
Inmarsat PLC	567,179	5,467

		14,665

Total United Kingdom		40,492

UNITED STATES 39.7%

CONSUMER STAPLES 4.9%
Wal-Mart Stores, Inc.	94,719	6,463
Walgreen Co.	316,001	11,695

		18,158

ENERGY 5.0%
Marathon Petroleum Corp.	198,907	12,531
MPLX LP (a)	198,998	6,207

		18,738

FINANCIALS 9.9%
JPMorgan Chase & Co.	264,351	11,624
KeyCorp	811,544	6,833
Solar Capital Ltd.	296,808	7,097
Solar Senior Capital Ltd.	96,294	1,797
U.S. Bancorp	292,876	9,354

		36,705

HEALTH CARE 10.2%
Baxter International, Inc.	193,460	12,896
Medtronic, Inc.	287,074	11,776
Pfizer, Inc.	539,036	13,519

		38,191

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.8%
Lockheed Martin Corp.	72,938	$6,731

INFORMATION TECHNOLOGY 7.9%
Cisco Systems, Inc.	501,071	9,846
Intel Corp.	298,516	6,158
Microsoft Corp.	502,741	13,438

		29,442

Total United States		147,965

Total Common Stocks (Cost $329,160)		361,598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$524	$524

(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $537. Repurchase proceeds are $524.)

U.S. TREASURY BILLS 0.8%
0.148% due 05/16/2013 - 12/12/2013 (b)(d)	3,090	3,086

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 1.8%
PIMCO Short-Term Floating NAV Portfolio	652,805	$6,533

Total Short-Term Instruments (Cost $10,149)		10,143

Total Investments 99.7% (Cost $339,309)		$371,741

Other Assets and Liabilities (Net) 0.3%		1,099

Net Assets 100.0%		$372,840

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $3,086 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(e)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	1,755	$	1,832	BRC	$10	$0	$10
01/2013		1,755		1,832	DUB	9	0	9
01/2013	CAD	6,713		6,756	BRC	7	0	7
01/2013	CHF	11,969		12,891	BRC	0	(195)	(195)
01/2013	EUR	13,260		17,104	BOA	0	(398)	(398)
01/2013		526		687	GLM	0	(7)	(7)
01/2013	GBP	4,159		6,696	BOA	0	(60)	(60)
01/2013		2,322		3,761	CBK	0	(11)	(11)
01/2013		7,565		12,107	GLM	0	(182)	(182)
01/2013	JPY	270,552		3,294	BOA	171	0	171
01/2013		602,453		7,144	HUS	190	0	190
01/2013		602,453		7,141	JPM	187	0	187
01/2013		602,454		7,143	UAG	189	0	189
01/2013	NOK	83,912		14,753	GLM	0	(345)	(345)
01/2013	THB	24,109		776	UAG	0	(11)	(11)
01/2013	$	1,642	AUD	1,568	CBK	0	(14)	(14)
01/2013		2,028		1,942	JPM	0	(11)	(11)
01/2013		2,559	CAD	2,542	CBK	0	(3)	(3)
01/2013		4,234		4,171	GLM	0	(40)	(40)
01/2013		13,064	CHF	11,969	CBK	22	0	22
01/2013		6,166	EUR	4,714	CBK	56	0	56
01/2013		12,057		9,072	UAG	0	(82)	(82)
01/2013		22,872	GBP	14,046	GLM	0	(56)	(56)
01/2013		25,412	JPY	2,077,912	JPM	0	(1,427)	(1,427)
01/2013		2,112	NOK	12,009	GLM	48	0	48
01/2013		27	THB	831	BRC	0	0	0
01/2013		758		23,278	JPM	2	0	2
01/2013	ZAR	9,136	$	1,035	BRC	0	(39)	(39)
01/2013		11,948		1,360	CBK	0	(44)	(44)
01/2013		188,911		21,179	HUS	0	(1,022)	(1,022)
01/2013		625		73	JPM	0	0	0
02/2013	BRL	6,938		3,361	HUS	0	(13)	(13)
02/2013		220		104	MSC	0	(3)	(3)
02/2013	CHF	11,969		13,072	CBK	0	(22)	(22)
02/2013		435		477	GLM	1	0	1
02/2013	CZK	109,595		5,652	JPM	0	(116)	(116)
02/2013	EUR	9,072		12,060	UAG	83	0	83
02/2013	GBP	14,046		22,870	GLM	55	0	55
02/2013	NOK	71,903		12,916	JPM	0	(6)	(6)
02/2013	$	1,827	AUD	1,755	BRC	0	(9)	(9)
02/2013		1,827		1,755	DUB	0	(9)	(9)
02/2013		174	BRL	359	HUS	0	0	0
02/2013		6,751	CAD	6,713	BRC	0	(7)	(7)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	53

Schedule of Investments PIMCO EqS® Dividend Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	$	5,611	CZK	109,595	DUB	$157	$0	$157
02/2013		142	HKD	1,100	JPM	0	0	0
02/2013		7,145	JPY	602,453	HUS	0	(190)	(190)
02/2013		7,142		602,453	JPM	0	(187)	(187)
02/2013		7,145		602,454	UAG	0	(189)	(189)
04/2013	THB	23,112	$	749	JPM	0	(2)	(2)

						$1,187	$(4,700)	$(3,513)

(f)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
Australia
Industrials	$0	$4,463	$0	$4,463
Materials	0	3,467	0	3,467
Brazil
Industrials	3,253	0	0	3,253
Utilities	7,257	0	0	7,257
Canada
Consumer Discretionary	8,744	0	0	8,744
China
Industrials	0	4,033	0	4,033
Cyprus
Energy	0	6,924	0	6,924
France
Energy	0	9,360	0	9,360
Health Care	0	9,739	0	9,739
Germany
Telecommunication Services	4,770	0	0	4,770
Hong Kong
Consumer Discretionary	0	1,770	0	1,770
Industrials	0	1,748	0	1,748
Materials	0	3,122	0	3,122
Telecommunication Services	0	1,443	0	1,443
Italy
Industrials	0	4,458	0	4,458
Macau
Consumer Discretionary	0	5,076	0	5,076
Netherlands
Energy	0	9,409	0	9,409
Norway
Industrials	0	7,445	0	7,445
Panama
Industrials	7,147	0	0	7,147
Qatar
Utilities	0	1,640	0	1,640
South Africa
Health Care	5,639	0	0	5,639

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Materials	$8,177	$2,675	$0	$10,852
Telecommunication Services	0	12,157	0	12,157
Spain
Utilities	0	11,632	0	11,632
Switzerland
Health Care	0	25,474	0	25,474
Thailand
Industrials	2,119	0	0	2,119
United Kingdom
Consumer Staples	0	6,884	0	6,884
Financials	0	13,429	0	13,429
Industrials	0	5,514	0	5,514
Telecommunication Services	0	14,665	0	14,665
United States
Consumer Staples	18,158	0	0	18,158
Energy	18,738	0	0	18,738
Financials	36,705	0	0	36,705
Health Care	38,191	0	0	38,191
Industrials	6,731	0	0	6,731
Information Technology	29,442	0	0	29,442
Short-Term Instruments
Repurchase Agreements	0	524	0	524
U.S. Treasury Bills	0	3,086	0	3,086
Central Funds Used for Cash Management Purposes	6,533	0	0	6,533
	$201,604	$170,137	$0	$371,741

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	0	1,187	0	1,187

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	0	(4,700)	0	(4,700)

Totals	$201,604	$166,624	$0	$368,228

(ii) There were assets and liabilities valued at $5,639 transferred from Level 2 to Level 1 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$1,187	$0	$1,187

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$4,700	$0	$4,700

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on foreign currency transactions	$0	$0	$0	$(2,643)	$0	$(2,643)

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(2,431)	$0	$(2,431)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(h)	Collateral Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
BOA	$(287)	$260	$(27)
BRC	(233)	270	37
CBK	(16)	0	(16)
DUB	157	0	157
GLM	(526)	280	246
HUS	(1,035)	979	(56)
JPM	(1,560)	1,298	(262)
MSC	(3)	0	(3)
UAG	(10)	0	(10)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	55

Schedule of Investments PIMCO EqS® Emerging Markets Fund

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 82.8%

AUSTRALIA 2.0%

MATERIALS 2.0%
Iluka Resources Ltd.	1,276,690	$12,338

Total Australia		12,338

BRAZIL 6.5%

CONSUMER DISCRETIONARY 1.3%
Anhanguera Educacional Participacoes S.A.	446,800	7,544

CONSUMER STAPLES 2.4%
Cia de Bebidas das Americas SP - ADR	343,647	14,430

FINANCIALS 2.8%
Itau Unibanco Holding S.A. SP - ADR	1,025,327	16,877

Total Brazil		38,851

CAMBODIA 0.7%

CONSUMER DISCRETIONARY 0.7%
NagaCorp Ltd.	6,856,000	4,189

Total Cambodia		4,189

CANADA 1.1%

MATERIALS 1.1%
Turquoise Hill Resources Ltd. (a)	889,648	6,770

Total Canada		6,770

CHINA 12.8%

CONSUMER DISCRETIONARY 3.0%
Dongfeng Motor Group Co. Ltd.	7,908,000	12,450
Xingda International Holdings Ltd.	10,222,000	5,360

		17,810

CONSUMER STAPLES 1.2%
Shenguan Holdings Group Ltd.	13,230,000	7,221

ENERGY 2.2%
China Shenhua Energy Co. Ltd.	2,895,500	12,989

INDUSTRIALS 3.5%
China Automation Group Ltd.	7,231,000	2,051
First Tractor Co. Ltd. ‘H’ (a)	4,568,000	4,544
Jiangsu Expressway Co. Ltd. ‘H’	5,318,000	5,509
Shanghai Electric Group Co. Ltd.	21,054,000	9,170

		21,274

INFORMATION TECHNOLOGY 1.3%
Baidu, Inc. ADR (a)	44,534	4,467
Hollysys Automation Technologies Ltd. (a)	296,648	3,521

		7,988

	SHARES	MARKET VALUE (000S)
MATERIALS 1.6%
China Shanshui Cement Group Ltd.	13,102,000	$9,788

Total China		77,070

CYPRUS 2.1%

INDUSTRIALS 2.1%
Global Ports Investment PLC SP - GDR	308,215	4,404
Globaltrans Investment PLC SP - GDR	511,327	8,442

Total Cyprus		12,846

DENMARK 2.0%

CONSUMER STAPLES 2.0%
Carlsberg A/S ‘B’	120,730	11,894

Total Denmark		11,894

FINLAND 0.4%

MATERIALS 0.4%
Kemira OYJ	150,082	2,357

Total Finland		2,357

HONG KONG 8.1%

CONSUMER DISCRETIONARY 1.3%
Melco Crown Entertainment Ltd. ADR (a)	480,230	8,087

CONSUMER STAPLES 0.7%
China Mengniu Dairy Co. Ltd.	1,553,000	4,439

FINANCIALS 3.1%
AIA Group Ltd.	3,068,184	12,170
Glorious Property Holdings Ltd.	32,691,000	6,249

		18,419

INFORMATION TECHNOLOGY 0.2%
China High Precision Automation Group Ltd.	8,446,000	1,130

TELECOMMUNICATION SERVICES 2.8%
China Mobile Ltd.	1,423,500	16,751

Total Hong Kong		48,826

INDIA 3.6%

CONSUMER DISCRETIONARY 0.5%
Tata Motors Ltd.	551,290	3,172

FINANCIALS 3.1%
Housing Development Finance Corp.	769,880	11,749
Yes Bank Ltd.	771,232	6,550

		18,299

Total India		21,471

INDONESIA 1.1%

FINANCIALS 1.1%
Bank Mandiri Tbk PT	7,502,500	6,338

Total Indonesia		6,338

	SHARES	MARKET VALUE (000S)
ISRAEL 3.4%

HEALTH CARE 1.1%
Teva Pharmaceutical Industries Ltd. SP - ADR	172,501	$6,441

MATERIALS 2.3%
Israel Chemicals Ltd.	1,149,774	13,847

Total Israel		20,288

ITALY 1.7%

CONSUMER DISCRETIONARY 1.7%
Prada SpA	1,058,500	10,292

Total Italy		10,292

JAPAN 1.7%

CONSUMER DISCRETIONARY 1.7%
Honda Motor Co. Ltd.	277,100	10,262

Total Japan		10,262

KAZAKHSTAN 2.1%

ENERGY 0.9%
KazMunaiGas Exploration Production SP - GDR	279,851	5,037

TELECOMMUNICATION SERVICES 1.2%
KCell JSC GDR (a)	625,325	7,348

Total Kazakhstan		12,385

MACAU 1.7%

CONSUMER DISCRETIONARY 1.7%
Wynn Macau Ltd. (a)	3,745,600	10,314

Total Macau		10,314

MEXICO 2.4%

CONSUMER DISCRETIONARY 0.3%
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	3,303,600	2,073

FINANCIALS 2.1%
Bolsa Mexicana de Valores S.A.B. de C.V.	4,885,100	12,320

Total Mexico		14,393

NORWAY 2.0%

CONSUMER STAPLES 1.1%
Marine Harvest ASA (a)	7,018,603	6,538

ENERGY 0.9%
Seadrill Ltd.	149,774	5,518

Total Norway		12,056

PERU 2.0%

FINANCIALS 2.0%
Credicorp Ltd.	83,558	12,246

Total Peru		12,246

PHILIPPINES 1.1%

UTILITIES 1.1%
First Gen Corp. (a)	12,362,500	6,722

Total Philippines		6,722

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

	SHARES	MARKET VALUE (000S)
QATAR 1.3%

FINANCIALS 1.3%
Commercial Bank of Qatar QSC	404,184	$7,890

Total Qatar		7,890

RUSSIA 8.3%

CONSUMER STAPLES 1.0%
X5 Retail Group NV SP - GDR (a)	325,703	5,896

ENERGY 2.4%
NovaTek OAO SP - GDR	121,027	14,511

FINANCIALS 1.7%
Sberbank of Russia ADR	820,012	10,299

MATERIALS 1.7%
Magnitogorsk Iron & Steel Works SP - GDR	1,930,184	8,617
Mechel SP - ADR	665,418	1,291

		9,908

TELECOMMUNICATION SERVICES 1.5%
MegaFon OAO GDR (a)	384,725	9,156

Total Russia		49,770

SOUTH AFRICA 2.2%

CONSUMER STAPLES 1.2%
Tongaat Hulett Ltd.	437,517	6,957

TELECOMMUNICATION SERVICES 1.0%
Vodacom Group Ltd.	416,067	6,123

Total South Africa		13,080

SOUTH KOREA 3.3%

CONSUMER DISCRETIONARY 3.3%
GS Home Shopping, Inc.	44,057	6,339
Kia Motors Corp.	250,005	13,294

Total South Korea		19,633

SWITZERLAND 0.3%

INFORMATION TECHNOLOGY 0.3%
Logitech International S.A.	213,964	1,638

Total Switzerland		1,638

TAIWAN 1.8%

INFORMATION TECHNOLOGY 1.8%
Chicony Electronics Co. Ltd.	2,510,025	5,853
Hon Hai Precision Industry Co. Ltd.	1,552,390	4,805

Total Taiwan		10,658

THAILAND 2.2%

CONSUMER STAPLES 0.9%
Thai Beverage PCL	16,604,000	5,398

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.3%
Kasikornbank PCL	1,227,900	$7,814

Total Thailand		13,212

TURKEY 1.3%

TELECOMMUNICATION SERVICES 1.3%
Turk Telekomunikasyon A/S	2,057,080	7,998

Total Turkey		7,998

UNITED KINGDOM 3.6%

CONSUMER STAPLES 1.8%
British American Tobacco PLC	207,645	10,556

ENERGY 1.0%
Afren PLC (a)	2,766,914	6,004

FINANCIALS 0.8%
Standard Chartered PLC	191,003	4,943

Total United Kingdom		21,503

Total Common Stocks (Cost $475,426)		497,290

EQUITY-LINKED SECURITIES 2.4%

INDIA 0.0%

FINANCIALS 0.0%
Merrill Lynch International & Co., Yes Bank Ltd. - Exp. 09/14/2015	35,317	299

Total India		299

NETHERLANDS 1.7%

FINANCIALS 1.7%
JPMorgan Chase & Co., JPHCNCBI Index - Exp. 12/06/2013	56,559	6,120
JPMorgan Chase & Co., JPHCNCBI Index - Exp. 12/09/2013	36,862	3,872

Total Netherlands		9,992

NIGERIA 0.7%

CONSUMER STAPLES 0.7%
HSBC Bank PLC, Guinness Nigeria PLC - Exp. 12/09/2014	545,745	961
HSBC Bank PLC, Nigerian Breweries PLC - Exp. 12/09/2014	3,066,979	2,887
Merrill Lynch International & Co., Guinness Nigeria PLC - Exp. 11/10/2014	9,882	17
Merrill Lynch International & Co., Nigerian Breweries PLC - Exp. 11/10/2014	251,197	237

Total Nigeria		4,102

Total Equity-Linked Securities (Cost $12,488)		14,393

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.8%

LUXEMBOURG 1.6%
db x-trackers - CSI300 Index ETF	12,318,300	$9,822

Total Luxembourg		9,822

UNITED STATES 1.2%
ETFS Palladium Trust	98,603	6,825

Total United States		6,825

Total Exchange-Traded Funds (Cost $16,249)		16,647

PREFERRED STOCKS 5.5%

SOUTH KOREA 5.5%

INFORMATION TECHNOLOGY 5.5%
Samsung Electronics Co. Ltd.	41,428	33,290

Total Preferred Stocks (Cost $23,098)		33,290

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.7%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 01/02/2013	$601	601

(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $618. Repurchase proceeds are $601.)

U.S. TREASURY BILLS 0.9%
0.135% due 05/02/2013 - 12/12/2013 (b)(d)(e)	5,330	5,326

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 5.7%
PIMCO Short-Term Floating NAV Portfolio	3,452,086	34,545

Total Short-Term Instruments (Cost $40,488)		40,472

Total Investments 100.2% (Cost $567,749)		$602,092

Written Options (g) (0.0%) (Premiums $1,400)		(13)

Other Assets and Liabilities (Net) (0.2%)		(1,413)

Net Assets 100.0%		$600,666

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	57

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts, shares and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $2,649 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Securities with an aggregate market value of $2,677 have been pledged as collateral for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Premiums (Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BPS	(1.000%)	12/20/2017	$ 3,100	$(39)	$(25)	$(14)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	Goldman Sachs Earnings Growth Recovery Basket	159,739	1-Month USD-LIBOR plus a specified spread	$	17,477	12/13/2013	GST	$564

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	TNK-BP Holding	1,493,502	1-Month USD-LIBOR plus a specified spread	$	2,824	07/11/2013	BOA	$39
Receive	AK Transneft OAO	2,225	1-Month USD-LIBOR plus a specified spread		4,940	01/14/2013	GST	93
Receive	TNK-BP Holding	967,915	1-Month USD-LIBOR plus a specified spread		1,830	05/24/2013	GST	25
Receive	Logitech International S.A.	238,991	1-Month USD-LIBOR less a specified spread		1,854	09/16/2013	GST	(28)
Receive	Logitech International S.A.	640,560	1-Month USD-LIBOR less a specified spread		4,899	12/09/2013	GST	(42)
Receive	TNK-BP Holding	998,344	1-Month USD-LIBOR plus a specified spread		1,888	04/12/2013	ULO	26
Receive	TNK-BP Holding	1,060,468	1-Month USD-LIBOR plus a specified spread		2,005	05/17/2013	ULO	27
Receive	Bashneft OAO	205,910	1-Month USD-LIBOR plus a specified spread		8,877	09/23/2013	ULO	156

								$296

(g)	Written options outstanding as of December 31, 2012:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus ZAR	UAG	ZAR	9.709	01/08/2013	$	11,600	$199	$0

Options on Exchange-Traded Funds

Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 33.000	01/19/2013	6,525	$ 1,201	$(13)

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in HKD		Notional Amount in TRY		Premium
Balance at 12/31/2011	16,384	$2,704	EUR	17,315	HKD	0	TRY	182,062	$2,324
Sales	11,602	11,600		0		297,963		337,203	856
Closing Buys	(21,461)	(2,704)		(17,315)		(148,981)		(519,265)	(1,696)
Expirations	0	0		0		0		0	0
Exercised	0	0		0		(148,982)		0	(84)

Balance at 12/31/2012	6,525	$11,600	EUR	0	HKD	0	TRY	0	$1,400

(h)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	IDR	7,790,633	$	804	CBK	$8	$0	$8
01/2013		5,792,928		598	DUB	6	0	6
01/2013		17,400,326		1,799	FBF	22	0	22
01/2013		4,821,859		498	JPM	5	0	5
01/2013		28,890,680		2,984	UAG	33	0	33
01/2013	MYR	608		197	CBK	0	(2)	(2)
01/2013	RUB	36,678		1,178	BRC	0	(20)	(20)
01/2013		93,586		2,999	CBK	0	(58)	(58)
01/2013		228,287		7,097	DUB	0	(359)	(359)
01/2013		81,463		2,470	HUS	0	(190)	(190)
01/2013		1,136,908		34,824	JPM	0	(2,311)	(2,311)
01/2013		40,418		1,295	UAG	0	(25)	(25)
01/2013	THB	89,849		2,910	BRC	0	(23)	(23)
01/2013		128,764		4,174	JPM	0	(30)	(30)
01/2013		31,876		1,026	UAG	0	(15)	(15)
01/2013	TWD	10,002		346	FBF	0	0	0
01/2013	$	350	IDR	3,409,000	DUB	0	(2)	(2)
01/2013		2,023		19,816,404	MSC	1	0	1
01/2013		13,500		131,625,000	UAG	0	(57)	(57)
01/2013		25,060	INR	1,395,314	JPM	307	0	307
01/2013		179	MYR	550	CBK	1	0	1
01/2013		20,610		63,502	UAG	156	0	156
01/2013		874	RUB	27,059	DUB	10	0	10
01/2013		7,538		238,928	HUS	266	0	266
01/2013		1,972	THB	61,044	BRC	22	0	22
01/2013		6,140		189,445	JPM	46	0	46
01/2013		8,700	TWD	252,196	BRC	18	0	18
01/2013		28,009		810,861	UAG	20	0	20
01/2013		624	ZAR	5,583	BPS	32	0	32
01/2013		4,939		43,177	CBK	135	0	135
01/2013		13,137		114,262	DUB	291	0	291
01/2013		10,294		90,059	GLM	290	0	290
01/2013		4,818		42,052	UAG	124	0	124
01/2013	ZAR	72,661	$	8,315	DUB	0	(225)	(225)
02/2013	AUD	10,280		10,669	GLM	27	0	27
02/2013		2,580		2,666	RBC	0	(5)	(5)
02/2013	CHF	5,251		5,635	BOA	10	(121)	(111)
02/2013	DKK	66,480		11,383	MSC	0	(387)	(387)
02/2013	EUR	1,590		2,066	CBK	0	(33)	(33)
02/2013		5,190		6,623	MSC	0	(230)	(230)
02/2013		120		158	UAG	0	(1)	(1)
02/2013	GBP	2,554		4,098	CBK	0	(50)	(50)
02/2013		12,840		20,445	GLM	0	(410)	(410)
02/2013	HKD	225,117		29,050	BRC	2	0	2
02/2013		33,322		4,300	HUS	0	0	0
02/2013	JPY	1,028,560		12,998	UAG	1,122	0	1,122
02/2013	NOK	71,030		12,317	MSC	0	(443)	(443)
02/2013	$	2,184	AUD	2,091	GLM	0	(20)	(20)
02/2013		6,800	BRL	14,258	BOA	134	0	134
02/2013		6,950		14,524	BRC	114	0	114
02/2013		600		1,236	DUB	1	0	1
02/2013		18,041		38,043	FBF	461	0	461
02/2013		3,300		6,931	UAG	71	0	71
02/2013		2,375	CZK	46,046	JPM	49	0	49
02/2013		586	DKK	3,360	BOA	8	0	8
02/2013		2,592	GBP	1,630	BOA	56	0	56
02/2013		578		360	CBK	7	0	7

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	59

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	$	2,716	JPY	232,800	BPS	$0	$(28)	$(28)
02/2013		630		52,600	CBK	0	(23)	(23)
02/2013		34,039	KRW	37,067,193	JPM	640	0	640
02/2013		585	NOK	3,290	DUB	7	0	7
02/2013		8,767	PLN	28,310	JPM	342	0	342
04/2013	ILS	104,650	$	26,833	DUB	0	(1,108)	(1,108)
04/2013	MXN	60,029		4,600	JPM	0	(5)	(5)
04/2013	PEN	16,971		6,549	DUB	0	(68)	(68)
04/2013	THB	45,982		1,491	JPM	0	(4)	(4)
04/2013	$	799	ILS	3,099	GLM	28	0	28
04/2013		5,026		18,940	RBC	31	0	31
04/2013		25,790	MXN	339,349	FBF	243	0	243
04/2013		1,479		19,232	JPM	2	(6)	(4)
04/2013		2,900	THB	89,190	DUB	0	(1)	(1)

						$5,148	$(6,260)	$(1,112)

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
Australia
Materials	$0	$12,338	$0	$12,338
Brazil
Consumer Discretionary	7,544	0	0	7,544
Consumer Staples	14,430	0	0	14,430
Financials	16,877	0	0	16,877
Cambodia
Consumer Discretionary	0	4,189	0	4,189
Canada
Materials	6,770	0	0	6,770
China
Consumer Discretionary	0	17,810	0	17,810
Consumer Staples	0	7,221	0	7,221
Energy	0	12,989	0	12,989
Industrials	0	21,274	0	21,274
Information Technology	7,988	0	0	7,988
Materials	0	9,788	0	9,788
Cyprus
Industrials	10,982	1,864	0	12,846
Denmark
Consumer Staples	0	11,894	0	11,894
Finland
Materials	0	2,357	0	2,357
Hong Kong
Consumer Discretionary	8,087	0	0	8,087
Consumer Staples	0	4,439	0	4,439
Financials	0	18,419	0	18,419
Information Technology	0	0	1,130	1,130
Telecommunication Services	0	16,751	0	16,751
India
Consumer Discretionary	0	3,172	0	3,172
Financials	0	18,299	0	18,299
Indonesia
Financials	0	6,338	0	6,338
Israel
Health Care	6,441	0	0	6,441
Materials	0	13,847	0	13,847
Italy
Consumer Discretionary	0	10,292	0	10,292
Japan
Consumer Discretionary	0	10,262	0	10,262
Kazakhstan
Energy	5,037	0	0	5,037
Telecommunication Services	7,348	0	0	7,348

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Macau
Consumer Discretionary	$0	$10,314	$0	$10,314
Mexico
Consumer Discretionary	2,073	0	0	2,073
Financials	12,320	0	0	12,320
Norway
Consumer Staples	0	6,538	0	6,538
Energy	0	5,518	0	5,518
Peru
Financials	12,246	0	0	12,246
Philippines
Utilities	0	6,722	0	6,722
Qatar
Financials	0	7,890	0	7,890
Russia
Consumer Staples	0	5,896	0	5,896
Energy	13,888	623	0	14,511
Financials	10,299	0	0	10,299
Materials	3,710	6,198	0	9,908
Telecommunication Services	9,156	0	0	9,156
South Africa
Consumer Staples	6,957	0	0	6,957
Telecommunication Services	0	6,123	0	6,123
South Korea
Consumer Discretionary	0	19,633	0	19,633
Switzerland
Information Technology	243	1,395	0	1,638
Taiwan
Information Technology	0	10,658	0	10,658
Thailand
Consumer Staples	0	5,398	0	5,398
Financials	0	7,814	0	7,814
Turkey
Telecommunication Services	0	7,998	0	7,998
United Kingdom
Consumer Staples	0	10,556	0	10,556
Energy	0	6,004	0	6,004
Financials	4,943	0	0	4,943
Equity-Linked Securities
India
Financials	0	299	0	299
Netherlands
Financials	0	9,992	0	9,992
Nigeria
Consumer Staples	0	4,102	0	4,102
Exchange-Traded Funds
Luxembourg	9,822	0	0	9,822
United States	6,825	0	0	6,825

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Preferred Stocks
South Korea
Information Technology	$0	$33,290	$0	$33,290
Short-Term Instruments
Repurchase Agreements	0	601	0	601
U.S. Treasury Bills	0	5,326	0	5,326
Central Funds Used for Cash Management Purposes	34,545	0	0	34,545
	$218,531	$382,431	$1,130	$602,092

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Equity Contracts	$0	$930	$0	$930
Foreign Exchange Contracts	0	5,148	0	5,148
	$0	$6,078	$0	$6,078

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(14)	0	(14)
Equity Contracts	(13)	(70)	0	(83)
Foreign Exchange Contracts	0	(6,260)	0	(6,260)
	$(13)	$(6,344)	$0	$(6,357)

Totals	$218,518	$382,165	$1,130	$601,813

(ii) There were assets and liabilities valued at $2,932 transferred from Level 2 to Level 1 and assets and liabilities valued at $7,263 transferred from Level 1 to Level 2 during the period ended December 31, 2012.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2012:

Category and Subcategory	Beginning Balance at 06/30/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 (2)
Investments, at value
Common Stocks
Hong Kong	$2,983	$0	$0	$0	$0	$(1,853)	$0	$0	$1,130	$(1,853)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2012	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Common Stocks
Hong Kong
Information Technology	$1,130	Other Valuation Techniques	(3)	—	—

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques are not considered significant to the Fund.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$5,148	$0	$5,148
Unrealized appreciation on OTC swap agreements	0	0	930	0	0	930

	$0	$0	$930	$5,148	$0	$6,078

Liabilities:
Written options outstanding	$0	$0	$13	$0	$0	$13
Unrealized depreciation on foreign currency contracts	0	0	0	6,260	0	6,260
Unrealized depreciation on OTC swap agreements	0	14	70	0	0	84

	$0	$14	$83	$6,260	$0	$6,357

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	61

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

December 31, 2012 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(2,888)	$25	$0	$(2,863)
Net realized (loss) on futures contracts	0	0	(86)	0	0	(86)
Net realized gain on written options	0	0	1,411	240	0	1,651
Net realized gain (loss) on swaps	0	(16)	6,415	0	0	6,399
Net realized (loss) on foreign currency transactions	0	0	0	(485)	0	(485)

	$0	$(16)	$4,852	$(220)	$0	$4,616

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$474	$262	$0	$736
Net change in unrealized appreciation on written options	0	0	644	28	0	672
Net change in unrealized appreciation (depreciation) on swaps	0	(1,336)	859	0	0	(477)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	2,043	0	2,043

	$0	$(1,336)	$1,977	$2,333	$0	$2,974

(1)	See note 6 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$126	$0	$126
BPS	(35)	260	225
BRC	113	0	113
CBK	(15)	0	(15)
DUB	(1,448)	0	(1,448)
FBF	726	(750)	(24)
GLM	(85)	0	(85)
GST	612	(1,160)	(548)
HUS	76	0	76
JPM	(965)	1,268	303
MSC	(1,059)	(146)	(1,205)
RBC	26	0	26
UAG	1,428	(1,280)	148
ULO	209	0	209

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

December 31, 2012 (Unaudited)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 57.5%

BERMUDA 4.6%

FINANCIALS 4.6%
Enstar Group Ltd. (a)	111,000	$12,430

Total Bermuda		12,430

CANADA 0.6%

MATERIALS 0.6%
Yamana Gold, Inc.	100,000	1,697

Total Canada		1,697

CYPRUS 2.3%

ENERGY 2.3%
Ocean Rig UDW, Inc. (a)	425,000	6,362

Total Cyprus		6,362

SOUTH KOREA 1.5%

CONSUMER DISCRETIONARY 1.5%
Kia Motors Corp.	75,000	3,988

Total South Korea		3,988

SWITZERLAND 4.6%

ENERGY 4.6%
Noble Corp.	355,000	12,361

Total Switzerland		12,361

UNITED STATES 43.9%

CONSUMER DISCRETIONARY 10.3%
Biglari Holdings, Inc. (a)	15,000	5,850
CEC Entertainment, Inc.	73,589	2,442

	SHARES	MARKET VALUE (000S)
Charter Communications, Inc. ‘A’ (a)	115,000	$8,768
Domino’s Pizza, Inc.	185,000	8,057
Family Dollar Stores, Inc.	45,000	2,854

		27,971

ENERGY 5.0%
Northern Tier Energy LP	530,000	13,483

FINANCIALS 3.8%
Oaktree Capital Group LLC	230,000	10,463

INDUSTRIALS 24.8%
ADT Corp.	120,000	5,579
Corrections Corp. of America	540,000	19,154
Geo Group, Inc.	200,000	5,640
Iron Mountain, Inc.	626,000	19,437
Spirit Airlines, Inc. (a)(d)	980,000	17,365

		67,175

Total United States		119,092

Total Common Stocks (Cost $151,110)		155,930

REAL ESTATE INVESTMENT TRUSTS 2.0%

UNITED STATES 2.0%
American Realty Capital Trust, Inc.	470,000	5,428

Total Real Estate Investment Trusts (Cost $5,123)		5,428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 44.1%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$507	$507

(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $517. Repurchase proceeds are $507.)

U.S. TREASURY BILLS 17.5%
0.143% due 10/17/2013 - 12/12/2013 (b)(d)(e)	47,711	47,647

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 26.4%
PIMCO Short-Term Floating NAV Portfolio	7,158,491	71,635

Total Short-Term Instruments (Cost $119,892)		119,789

Total Investments 103.6% (Cost $276,125)		$281,147

Securities Sold Short (f) (5.5%) (Proceeds $14,157)		(14,999)

Other Assets and Liabilities (Net) 1.9%		5,168

Net Assets 100.0%		$271,316

Notes to Schedule of Investments (amounts in thousands*, except number of shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $15,085 and cash of $11,708 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Securities with an aggregate market value of $261 have been pledged as collateral for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	Short sales outstanding as of December 31, 2012:

Description	Shares	Proceeds	Market Value (1)
Expeditors International of Washington, Inc.	30,000	$1,027	$(1,186)
Gentex Corp.	70,000	1,276	(1,317)
Home Capital Group, Inc.	85,100	4,446	(5,054)
MICROS Systems, Inc.	50,000	2,369	(2,122)
Monro Muffler Brake, Inc.	15,000	499	(525)
O’Reilly Automotive, Inc.	10,000	815	(894)
RealPage, Inc.	100,000	2,125	(2,157)
Ritchie Bros. Auctioneers, Inc.	40,000	775	(836)
Sturm Ruger & Co., Inc.	20,000	825	(908)

		$14,157	$(14,999)

(1)	Individual short sales may have been part of a hedging strategy rather than fundamental, stand-alone investment positions.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	63

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

(g)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	KRW	3,418,110	$3,138	BRC	$0	$(60)	$(60)
02/2013		996,425	923	UAG	0	(9)	(9)

					$0	$(69)	$(69)

(h)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
Bermuda
Financials	$12,430	$0	$0	$12,430
Canada
Materials	1,697	0	0	1,697
Cyprus
Energy	6,362	0	0	6,362
South Korea
Consumer Discretionary	0	3,988	0	3,988
Switzerland
Energy	12,361	0	0	12,361
United States
Consumer Discretionary	27,971	0	0	27,971
Energy	13,483	0	0	13,483
Financials	10,463	0	0	10,463
Industrials	67,175	0	0	67,175

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Real Estate Investment Trusts
United States	$5,428	$0	$0	$5,428
Short-Term Instruments
Repurchase Agreements	0	507	0	507
U.S. Treasury Bills	0	47,647	0	47,647
Central Funds Used for Cash Management Purposes	71,635	0	0	71,635
	$229,005	$52,142	$0	$281,147

Short Sales, at value	$(14,999)	$0	$0	$(14,999)

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	0	(69)	0	(69)

Totals	$214,006	$52,073	$0	$266,079

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$69	$0	$69

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(791)	$0	$0	$(791)
Net realized (loss) on foreign currency transactions	0	0	0	(192)	0	(192)

	$0	$0	$(791)	$(192)	$0	$(983)

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(93)	$0	$(93)

(1)	See note 6 in the Notes to Financial Statements for additional information.

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

(j)	Collateral Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
BRC	$(60)	$261	$201
UAG	(9)	0	(9)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	65

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.3%

UNITED KINGDOM 0.3%

FINANCIALS 0.3%
Standard Chartered PLC	4,919	$127

Total Common Stocks (Cost $103)		127

MUTUAL FUNDS (b)(c) 97.7%

UNITED STATES 97.7%
PIMCO Emerging Local Bond Fund	1,278,863	14,042
PIMCO Emerging Markets Bond Fund	607,728	7,597

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Corporate Bond Fund	131,931	$1,609
PIMCO EqS® Emerging Markets Fund	2,765,368	24,529

Total Mutual Funds (Cost $47,134)		47,777

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

U.S. TREASURY BILLS 0.5%
0.161% due 06/06/2013 - 11/14/2013 (a)(d)	$248	248

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 0.0%
PIMCO Short-Term Floating NAV Portfolio	2,014	$20

Total Short-Term Instruments (Cost $267)		268

PURCHASED OPTIONS (f) 0.9%
(Cost $679)		417

Total Investments 99.4% (Cost $48,183)		$48,589

Written Options (g) (0.5%) (Premiums $386)		(221)

Other Assets and Liabilities (Net) 1.1%		505

Net Assets 100.0%		$48,873

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $248 and cash of $10 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	OTC swap agreements outstanding as of December 31, 2012:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.297%	$	100	$0	$0	$0
China Government International Bond	DUB	1.000%	03/20/2013	0.136%		100	1	1	0
China Government International Bond	RYL	1.000%	12/20/2016	0.453%		100	2	(5)	7

							$3	$(4)	$7

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Total Return Swaps on Exchange-Traded Funds
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	iShares MSCI Emerging Markets Index Fund	78,063	3-Month USD-LIBOR plus a specified spread	$	3,250	09/30/2013	JPM	$231

(f)	Purchased options outstanding as of December 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus ZAR	FBF	ZAR	8.190	04/12/2013	$	1,000	$16	$10

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 37.000	06/22/2013	595	$124	$43
Put - CBOE iShares MSCI Emerging Markets Index Fund	35.000	01/18/2014	2,273	539	364

				$663	$407

(g)	Written options outstanding as of December 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus ZAR	FBF	ZAR	9.783	04/12/2013	$	1,000	$22	$(5)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 38.000	01/19/2013	324	$21	$(1)
Put - CBOE iShares MSCI Emerging Markets Index Fund	33.000	06/22/2013	595	66	(24)
Put - CBOE iShares MSCI Emerging Markets Index Fund	30.000	01/18/2014	2,273	277	(191)

				$364	$(216)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2011	2,638	$0	$459
Sales	5,760	1,000	470
Closing Buys	(4,841)	0	(496)
Expirations	0	0	0
Exercised	(365)	0	(47)

Balance at 12/31/2012	3,192	$1,000	$386

(h)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	CLP	109,474	$	227	GLM	$0	$(1)	$(1)
01/2013	IDR	5,818,335		600	JPM	6	0	6
01/2013	INR	6,412		116	JPM	0	(1)	(1)
01/2013	JPY	25,903		316	DUB	17	0	17
01/2013	MYR	897		293	BRC	0	0	0
01/2013		1,072		350	JPM	0	(1)	(1)
01/2013	RUB	18,848		590	HUS	0	(26)	(26)
01/2013		2,379		78	JPM	0	0	0
01/2013	THB	15,137		492	JPM	0	(2)	(2)
01/2013	TRY	220		122	DUB	0	(1)	(1)
01/2013	TWD	11,312		391	JPM	0	0	0
01/2013	$	226	CLP	109,474	JPM	2	0	2
01/2013		70	EUR	54	BOA	1	0	1
01/2013		173	IDR	1,712,200	BPS	2	0	2
01/2013		218		2,131,554	JPM	0	(1)	(1)
01/2013		290	MYR	897	BRC	3	0	3
01/2013		352	RUB	11,692	JPM	30	0	30
01/2013		187	THB	5,743	BRC	0	0	0
01/2013		306		9,394	JPM	1	0	1
01/2013		199	TWD	5,760	UAG	0	0	0
01/2013		412	ZAR	3,643	JPM	16	0	16
01/2013	ZAR	1,277	$	150	DUB	0	0	0
01/2013		4,216		466	HUS	0	(29)	(29)
02/2013	BRL	905		440	FBF	0	0	0
02/2013		305		145	HUS	0	(3)	(3)
02/2013	CNY	1,778		282	FBF	0	(1)	(1)
02/2013		4,451		708	JPM	0	0	0
02/2013		1,884		300	UAG	1	0	1
02/2013	CZK	5,945		305	DUB	0	(8)	(8)
02/2013	HKD	5,316		686	DUB	0	0	0
02/2013		14,199		1,832	HUS	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	67

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	HUF	69,807	$	318	DUB	$3	$0	$3
02/2013		78,515		350	UAG	0	(4)	(4)
02/2013	KRW	242,831		225	JPM	0	(2)	(2)
02/2013	$	471	BRL	973	HUS	2	0	2
02/2013		580		1,219	UAG	13	0	13
02/2013		402	CNY	2,533	BRC	1	0	1
02/2013		754	HKD	5,844	HUS	0	0	0
02/2013		1,006		7,795	UAG	0	0	0
02/2013		343	HUF	76,392	JPM	2	0	2
02/2013		333	SGD	405	DUB	0	(1)	(1)
03/2013	GBP	66	$	106	DUB	0	(1)	(1)
03/2013	$	29	PHP	1,187	HUS	0	0	0
04/2013	IDR	2,131,554	$	217	JPM	1	0	1
04/2013	ILS	240		62	DUB	0	(2)	(2)
04/2013	INR	5,146		92	FBF	0	0	0
04/2013	MXN	4,251		329	HUS	3	0	3
04/2013	PEN	520		200	UAG	0	(3)	(3)
04/2013	THB	5,743		187	BRC	0	0	0
04/2013		9,394		304	JPM	0	(1)	(1)
04/2013	$	686	MXN	9,155	UAG	16	0	16
04/2013		291	MYR	897	BRC	1	0	1
06/2013		223	CLP	109,474	GLM	1	0	1

						$122	$(88)	$34

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
United Kingdom
Financials	$127	$0	$0	$127
Mutual Funds
United States	47,777	0	0	47,777
Short-Term Instruments
U.S. Treasury Bills	0	248	0	248
Central Funds Used for Cash Management Purposes	20	0	0	20
Purchased Options
Equity Contracts	407	0	0	407
Foreign Exchange Contracts	0	10	0	10
	$48,331	$258	$0	$48,589

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Credit Contracts	$0	$7	$0	$7
Equity Contracts	0	231	0	231
Foreign Exchange Contracts	0	122	0	122
	$0	$360	$0	$360

Financial Derivative Instruments - Liabilities
Equity Contracts	(216)	0	0	(216)
Foreign Exchange Contracts	0	(93)	0	(93)
	$(216)	$(93)	$0	$(309)

Totals	$48,115	$525	$0	$48,640

(ii) There were no transfers between Level 1 and 2 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

68	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$407	$10	$0	$417
Unrealized appreciation on foreign currency contracts	0	0	0	122	0	122
Unrealized appreciation on OTC swap agreements	0	7	231	0	0	238

	$0	$7	$638	$132	$0	$777

Liabilities:
Written options outstanding	$0	$0	$216	$5	$0	$221
Unrealized depreciation on foreign currency contracts	0	0	0	88	0	88

	$0	$0	$216	$93	$0	$309

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(524)	$0	$0	$(524)
Net realized gain on written options	0	0	448	0	0	448
Net realized gain (loss) on swaps	0	8	(56)	0	46	(2)
Net realized (loss) on foreign currency transactions	0	0	0	(6)	0	(6)

	$0	$8	$(132)	$(6)	$46	$(84)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(313)	$(6)	$0	$(319)
Net change in unrealized appreciation on written options	0	0	162	18	0	180
Net change in unrealized appreciation (depreciation) on swaps	0	(2)	231	0	(37)	192
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	57	0	57

	$0	$(2)	$80	$69	$(37)	$110

(1)	See note 6 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Emerging Multi-Asset Fund			PIMCO Cayman Commodity V, Ltd. (Subsidiary)
BOA	$1	$0	$1	$0	$0	$0
BPS	2	0	2	0	0	0
BRC	5	0	5	0	0	0
DUB	8	0	8	0	0	0
FBF	4	0	4	0	0	0
HUS	(53)	0	(53)	0	0	0
JPM	281	0	281	0	0	0
RYL	2	0	2	0	0	0
UAG	23	0	23	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	69

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund®

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 88.7%

BERMUDA 2.9%

ENERGY 1.3%
North Atlantic Drilling Ltd.	2,835,668	$29,593

FINANCIALS 1.6%
Hiscox Ltd.	4,592,721	34,191

Total Bermuda		63,784

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	1,144,605	18,840

Total Brazil		18,840

CANADA 1.8%

ENERGY 1.2%
Cameco Corp.	734,043	14,475
Nexen, Inc.	433,549	11,680

		26,155

MATERIALS 0.6%
Silver Wheaton Corp.	350,366	12,641

Total Canada		38,796

DENMARK 2.0%

CONSUMER STAPLES 2.0%
Carlsberg A/S ‘B’	453,058	44,634

Total Denmark		44,634

FAEROE ISLANDS 0.5%

CONSUMER STAPLES 0.4%
Bakkafrost P/F	810,885	8,827

FINANCIALS 0.1%
BankNordik P/F	236,546	3,181

Total Faeroe Islands		12,008

FRANCE 10.4%

CONSUMER DISCRETIONARY 2.3%
Eutelsat Communications S.A.	1,149,653	38,238
JCDecaux S.A.	518,652	12,379

		50,617

CONSUMER STAPLES 4.3%
Carrefour S.A.	1,516,464	39,045
Danone S.A.	846,850	55,784

		94,829

ENERGY 1.4%
Bourbon S.A.	377,191	10,453
Total S.A.	393,174	20,458

		30,911

	SHARES	MARKET VALUE (000S)
UTILITIES 2.4%
Suez Environnement Co.	2,201,783	$26,560
Veolia Environnement S.A.	2,179,914	26,427

		52,987

Total France		229,344

GERMANY 2.0%

HEALTH CARE 1.6%
Rhoen Klinikum AG	1,728,125	34,934

INDUSTRIALS 0.2%
Kloeckner & Co. SE	383,249	4,582

UTILITIES 0.2%
E.ON AG	312,901	5,869

Total Germany		45,385

GUERNSEY, CHANNEL ISLANDS 0.9%

FINANCIALS 0.9%
Resolution Ltd.	5,137,075	20,900

Total Guernsey, Channel Islands		20,900

HONG KONG 3.7%

CONSUMER DISCRETIONARY 0.4%
Television Broadcasts Ltd.	1,338,000	10,069

FINANCIALS 2.9%
AIA Group Ltd.	12,877,300	51,076
First Pacific Co. Ltd.	11,094,000	12,294

		63,370

INDUSTRIALS 0.4%
Jardine Matheson Holdings Ltd.	89,300	5,572
Jardine Strategic Holdings Ltd.	96,500	3,453

		9,025

Total Hong Kong		82,464

ISRAEL 0.5%

HEALTH CARE 0.5%
Teva Pharmaceutical Industries Ltd. SP - ADR	314,971	11,761

Total Israel		11,761

JAPAN 2.3%

INDUSTRIALS 1.2%
FANUC Corp.	146,600	27,275

INFORMATION TECHNOLOGY 1.1%
Nintendo Co. Ltd.	225,442	24,072

Total Japan		51,347

NETHERLANDS 4.7%

CONSUMER STAPLES 1.6%
CSM	1,670,633	35,957

	SHARES	MARKET VALUE (000S)
ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	506,320	$17,574

FINANCIALS 1.7%
ING Groep NV - Dutch Certificate (a)	3,805,425	36,144

INFORMATION TECHNOLOGY 0.6%
Gemalto NV	152,232	13,741

Total Netherlands		103,416

NORWAY 4.8%

CONSUMER STAPLES 2.5%
Cermaq ASA	849,640	12,887
Marine Harvest ASA (a)	45,119,615	42,031

		54,918

ENERGY 1.7%
Seadrill Ltd.	1,036,617	38,191

INDUSTRIALS 0.6%
Orkla ASA	1,453,514	12,738

Total Norway		105,847

SINGAPORE 0.9%

FINANCIALS 0.1%
Great Eastern Holdings Ltd.	85,220	1,096

INDUSTRIALS 0.8%
Keppel Corp. Ltd.	1,992,300	18,193

Total Singapore		19,289

SOUTH AFRICA 0.9%

MATERIALS 0.9%
AngloGold Ashanti Ltd. SP - ADR	614,314	19,271

Total South Africa		19,271

SOUTH KOREA 0.6%

CONSUMER DISCRETIONARY 0.6%
GS Home Shopping, Inc.	98,475	14,169

Total South Korea		14,169

SPAIN 0.3%

CONSUMER STAPLES 0.3%
Distribuidora Internacional de Alimentacion S.A.	1,131,881	7,232

Total Spain		7,232

SWEDEN 1.0%

INDUSTRIALS 1.0%
Loomis AB ‘B’	1,348,428	21,697

Total Sweden		21,697

SWITZERLAND 4.6%

CONSUMER STAPLES 1.5%
Nestle S.A.	490,296	31,989

70	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%
Swiss Re AG	191,122	$13,856

HEALTH CARE 1.1%
Roche Holding AG	121,782	24,622

INDUSTRIALS 0.4%
Schindler Holding AG	62,477	8,860

INFORMATION TECHNOLOGY 0.5%
Logitech International S.A.	1,289,782	9,902

MATERIALS 0.5%
Sika AG	5,009	11,585

Total Switzerland		100,814

UNITED KINGDOM 14.4%

CONSUMER STAPLES 8.1%
British American Tobacco PLC	1,302,707	66,223
Imperial Tobacco Group PLC	1,894,396	73,449
Reckitt Benckiser Group PLC	631,252	40,071

		179,743

ENERGY 2.7%
BP PLC	5,568,040	38,714
Ensco PLC ‘A’	351,649	20,846

		59,560

FINANCIALS 3.6%
Lancashire Holdings Ltd.	3,795,125	48,321
Lloyds Banking Group PLC (a)	38,253,017	30,483

		78,804

Total United Kingdom		318,107

UNITED STATES 28.7%

CONSUMER STAPLES 5.9%
Altria Group, Inc.	942,768	29,622
Lorillard, Inc.	378,366	44,144
Philip Morris International, Inc.	285,716	23,897
Reynolds American, Inc.	479,177	19,852
Wal-Mart Stores, Inc.	185,812	12,678

		130,193

ENERGY 1.2%
Halliburton Co.	344,367	11,946
Phillips 66	105,502	5,602
Rentech, Inc.	3,211,564	8,447

		25,995

	SHARES	MARKET VALUE (000S)
FINANCIALS 9.3%
Alleghany Corp. (a)	59,780	$20,051
BankUnited, Inc.	932,691	22,795
Berkshire Hathaway, Inc. ‘B’ (a)	499,815	44,833
Capitol Federal Financial, Inc.	753,253	8,806
Northwest Bancshares, Inc.	824,859	10,014
NYSE Euronext	378,154	11,927
SLM Corp.	1,232,877	21,119
TFS Financial Corp. (a)	1,811,733	17,429
ViewPoint Financial Group, Inc.	688,711	14,422
White Mountains Insurance Group Ltd.	66,529	34,262

		205,658

HEALTH CARE 1.4%
Merck & Co., Inc.	287,061	11,752
Pfizer, Inc.	763,184	19,141

		30,893

INDUSTRIALS 3.9%
3M Co.	380,918	35,368
Deere & Co.	375,708	32,469
General Dynamics Corp.	256,913	17,796

		85,633

INFORMATION TECHNOLOGY 5.8%
Dell, Inc. (d)	2,436,132	24,678
Intel Corp.	2,609,740	53,839
Microsoft Corp.	1,921,633	51,365

		129,882

MATERIALS 1.1%
PPG Industries, Inc.	178,467	24,156

TELECOMMUNICATION SERVICES 0.1%
Sprint Nextel Corp. (a)	592,200	3,358

Total United States		635,768

Total Common Stocks (Cost $1,787,503)		1,964,873

EXCHANGE-TRADED FUNDS 3.8%

UNITED STATES 3.8%
SPDR Gold Trust	523,594	84,828

Total Exchange-Traded Funds (Cost $81,175)		84,828

PREFERRED STOCKS 0.3%

BRAZIL 0.3%

BANKING & FINANCE 0.3%
Itau Unibanco Holding S.A.	362,000	5,903

Total Preferred Stocks (Cost $5,003)		5,903

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%
American Capital Agency Corp.	661,142	$19,133

Total Real Estate Investment Trusts (Cost $20,856)		19,133

RIGHTS 0.2%

FRANCE 0.2%

HEALTH CARE 0.2%
Sanofi - Exp. 12/31/2020	2,638,315	4,498

Total Rights (Cost $5,483)		4,498

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 01/02/2013	$604	604

(Dated 12/31/2012. Collateralized by Fannie Mae 2.170% due 10/17/2022 valued at $618. Repurchase proceeds are $604.)

U.S. TREASURY BILLS 0.7%
0.143% due 06/06/2013 - 12/12/2013 (b)(e)	15,560	15,540

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 5.9%
PIMCO Short-Term Floating NAV Portfolio	13,119,995	131,292

Total Short-Term Instruments (Cost $147,588)		147,436

PURCHASED OPTIONS (g) 0.2%
(Cost $3,737)		3,737

Total Investments 100.7% (Cost $2,051,345)		$2,230,408

Securities Sold Short (i) (1.0%) (Proceeds $22,011)		(22,467)

Written Options (h) (0.0%) (Premiums $6)		(6)

Other Assets and Liabilities (Net) (1.7%)		7,188

Net Assets 100.0%		$2,215,123

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	71

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $16,816 and cash of $22,627 have been pledged as collateral as of December 31, 2012 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Securities with an aggregate market value of $15,540 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of December 31, 2012.
(f)	OTC swap agreements outstanding as of December 31, 2012:

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Logitech International S.A.	1,132,799	1-Month USD-LIBOR less a specified spread	$	8,787	09/16/2013	GST	$(138)
Receive	CVR Energy, Inc.	70,118	1-Month USD-LIBOR plus a specified spread		3,380	09/11/2013	MYI	40
Pay	CVR Partners LP	40,543	1-Month USD-LIBOR less a specified spread		1,020	09/11/2013	MYI	(4)

								$(102)

(g)	Purchased options outstanding as of December 31, 2012:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Sprint Nextel Corp.	$10.000	08/17/2013	5,922	$3,737	$3,737

(h)	Written options outstanding as of December 31, 2012:

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOE Sprint Nextel Corp.	$10.000	08/17/2013	5,922	$6	$(6)

Transactions in written call and put options for the period ended December 31, 2012:

	# of Contracts	Notional Amount in CHF		Notional Amount in EUR		Premium
Balance at 12/31/2011	1,830	CHF	0	EUR	438,169	$3,968
Sales	27,470		595		0	866
Closing Buys	(16,406)		0		(438,169)	(4,470)
Expirations	0		0		0	0
Exercised	(6,972)		(595)		0	(358)

Balance at 12/31/2012	5,922	CHF	0	EUR	0	$6

(i)	Short sales outstanding as of December 31, 2012:

Description	Shares	Proceeds	Market Value (1)
Georgia Gulf Corp.	125,497	$5,454	$(5,191)
Materials Select Sector SPDR Fund	152,330	5,544	(5,768)
Sherwin-Williams Co.	37,580	5,551	(5,781)
Valspar Corp.	91,776	5,462	(5,727)

		$22,011	$(22,467)

(1)	Market value includes $60 of dividends payable on short sales.

72	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

(j)	Foreign currency contracts outstanding as of December 31, 2012:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
01/2013	AUD	6,920	$	7,223	BRC	$37	$0	$37
01/2013		35,559		36,979	CBK	52	0	52
01/2013		5,801		6,054	DUB	31	0	31
01/2013		35,557		36,993	FBF	69	0	69
01/2013	CAD	106,017		106,691	BRC	109	0	109
01/2013		3,815		3,861	RBC	26	0	26
01/2013	CHF	3,776		4,047	BPS	0	(81)	(81)
01/2013		25,785		27,770	BRC	0	(421)	(421)
01/2013	DKK	192,007		33,286	UAG	0	(684)	(684)
01/2013	EUR	116,877		151,360	BPS	0	(2,912)	(2,912)
01/2013	GBP	95,931		153,953	BPS	0	(1,882)	(1,882)
01/2013	JPY	6,898,626		81,879	BOA	2,251	0	2,251
01/2013		415,673		4,929	HUS	131	0	131
01/2013		461,193		5,466	JPM	143	0	143
01/2013		1,672,009		19,771	RYL	471	0	471
01/2013		172,693		2,048	UAG	54	0	54
01/2013	NOK	736,117		129,329	GLM	0	(3,119)	(3,119)
01/2013	SGD	717		586	GLM	0	(1)	(1)
01/2013	$	87,537	AUD	83,834	JPM	0	(479)	(479)
01/2013		110,562	CAD	109,832	CBK	0	(145)	(145)
01/2013		553	CHF	516	BRC	11	0	11
01/2013		29,709		27,240	CBK	73	0	73
01/2013		623		578	DUB	9	0	9
01/2013		935		869	FBF	16	0	16
01/2013		50		46	JPM	1	0	1
01/2013		337		312	RYL	4	0	4
01/2013		155,330	EUR	116,877	UAG	0	(1,058)	(1,058)
01/2013		152,749	GBP	93,803	GLM	0	(371)	(371)
01/2013		3,447		2,128	MSC	10	0	10
01/2013		117,069	JPY	9,609,436	BPS	0	(6,150)	(6,150)
01/2013		130		10,758	UAG	0	(6)	(6)
01/2013		11,866	SEK	79,139	RYL	304	0	304
01/2013		326	SGD	400	DUB	1	0	1
01/2013		115		141	UAG	0	0	0
01/2013	ZAR	172,585	$	19,749	DUB	0	(534)	(534)
02/2013	AUD	28		29	FBF	0	0	0
02/2013	BRL	2,165		1,049	HUS	0	(4)	(4)
02/2013	CHF	25,056		27,365	CBK	0	(46)	(46)
02/2013	CNY	64,440		10,055	BPS	0	(189)	(189)
02/2013		95,571		15,140	CBK	0	(52)	(52)
02/2013		94,540		14,750	DUB	0	(278)	(278)
02/2013		23,658		3,692	HUS	0	(69)	(69)
02/2013		19,826		3,094	JPM	0	(58)	(58)
02/2013		75,632		11,800	RYL	0	(222)	(222)
02/2013	DKK	192,007		34,183	FBF	198	0	198
02/2013	EUR	116,877		155,377	UAG	1,063	0	1,063
02/2013	GBP	210		339	BRC	0	(2)	(2)
02/2013		82		133	FBF	0	0	0
02/2013		93,803		152,733	GLM	368	0	368
02/2013	HKD	335,782		43,336	UAG	7	0	7
02/2013	NOK	366,585		65,850	BPS	0	(33)	(33)
02/2013		366,586		65,850	JPM	0	(33)	(33)
02/2013	PLN	2,574		797	JPM	0	(31)	(31)
02/2013	$	7,205	AUD	6,920	BRC	0	(36)	(36)
02/2013		36,888		35,559	CBK	0	(49)	(49)
02/2013		6,038		5,800	DUB	0	(30)	(30)
02/2013		36,903		35,557	FBF	0	(67)	(67)
02/2013		608		581	HUS	0	(6)	(6)
02/2013		110,841	CAD	110,188	BRC	0	(138)	(138)
02/2013		72	CHF	66	BRC	0	0	0
02/2013		230		210	CBK	0	(1)	(1)
02/2013		478		436	HUS	0	(1)	(1)
02/2013		40		37	RYL	0	0	0
02/2013		60,829	CNY	381,967	JPM	65	(177)	(112)
02/2013		3,200	EUR	2,420	BPS	0	(4)	(4)
02/2013		2,737		2,076	BRC	4	0	4
02/2013		442		334	DUB	0	(1)	(1)
02/2013		261		197	HUS	0	(1)	(1)
02/2013		8,568		6,497	RYL	11	0	11

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	73

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
02/2013	$	1,169	GBP	719	HUS	$0	$(1)	$(1)
02/2013		776	HKD	6,014	JPM	0	0	0
02/2013		40,941	JPY	3,449,313	BOA	0	(1,118)	(1,118)
02/2013		4,930		415,673	HUS	0	(131)	(131)
02/2013		5,467		461,193	JPM	0	(143)	(143)
02/2013		19,775		1,672,009	RYL	0	(471)	(471)
02/2013		2,048		172,693	UAG	0	(54)	(54)
02/2013		1,891	NOK	10,558	BRC	6	0	6
02/2013		12,180	SEK	79,139	BRC	0	(20)	(20)
03/2013		40,966	JPY	3,449,313	BOA	0	(1,133)	(1,133)
04/2013	ILS	29,038	$	7,446	DUB	0	(307)	(307)
04/2013	$	20,139	MXN	261,217	MSC	0	(100)	(100)

						$5,525	$(22,849)	$(17,324)

(k)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Investments, at value
Common Stocks
Bermuda
Energy	$29,593	$0	$0	$29,593
Financials	0	34,191	0	34,191
Brazil
Financials	18,840	0	0	18,840
Canada
Energy	26,155	0	0	26,155
Materials	12,641	0	0	12,641
Denmark
Consumer Staples	0	44,634	0	44,634
Faeroe Islands
Consumer Staples	8,827	0	0	8,827
Financials	3,181	0	0	3,181
France
Consumer Discretionary	0	50,617	0	50,617
Consumer Staples	55,784	39,045	0	94,829
Energy	0	30,911	0	30,911
Utilities	0	52,987	0	52,987
Germany
Health Care	34,934	0	0	34,934
Industrials	0	4,582	0	4,582
Utilities	0	5,869	0	5,869
Guernsey, Channel Islands
Financials	0	20,900	0	20,900
Hong Kong
Consumer Discretionary	0	10,069	0	10,069
Financials	0	63,370	0	63,370
Industrials	0	9,025	0	9,025
Israel
Health Care	11,761	0	0	11,761
Japan
Industrials	0	27,275	0	27,275
Information Technology	0	24,072	0	24,072
Netherlands
Consumer Staples	0	35,957	0	35,957
Energy	0	17,574	0	17,574
Financials	0	36,144	0	36,144
Information Technology	0	13,741	0	13,741
Norway
Consumer Staples	0	54,918	0	54,918
Energy	0	38,191	0	38,191
Industrials	0	12,738	0	12,738
Singapore
Financials	0	1,096	0	1,096
Industrials	0	18,193	0	18,193

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
South Africa
Materials	$19,271	$0	$0	$19,271
South Korea
Consumer Discretionary	0	14,169	0	14,169
Spain
Consumer Staples	0	7,232	0	7,232
Sweden
Industrials	0	21,697	0	21,697
Switzerland
Consumer Staples	0	31,989	0	31,989
Financials	0	13,856	0	13,856
Health Care	0	24,622	0	24,622
Industrials	0	8,860	0	8,860
Information Technology	0	9,902	0	9,902
Materials	0	11,585	0	11,585
United Kingdom
Consumer Staples	0	179,743	0	179,743
Energy	20,846	38,714	0	59,560
Financials	0	78,804	0	78,804
United States
Consumer Staples	130,193	0	0	130,193
Energy	25,995	0	0	25,995
Financials	205,658	0	0	205,658
Health Care	30,893	0	0	30,893
Industrials	85,633	0	0	85,633
Information Technology	129,882	0	0	129,882
Materials	24,156	0	0	24,156
Telecommunication Services	3,358	0	0	3,358
Exchange-Traded Funds
United States	84,828	0	0	84,828
Preferred Stocks
Brazil
Banking & Finance	5,903	0	0	5,903
Real Estate Investment Trusts
United States	19,133	0	0	19,133
Rights
France
Health Care	4,498	0	0	4,498
Short-Term Instruments
Repurchase Agreements	0	604	0	604
U.S. Treasury Bills	0	15,540	0	15,540
Central Funds Used for Cash Management Purposes	131,292	0	0	131,292
Purchased Options
Equity Contracts	3,737	0	0	3,737
	$1,126,992	$1,103,416	$0	$2,230,408

Short Sales, at value	$(22,467)	$0	$0	$(22,467)

74	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2012 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Assets
Equity Contracts	$0	$40	$0	$40
Foreign Exchange Contracts	0	5,525	0	5,525
	$0	$5,565	$0	$5,565

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2012
Financial Derivative Instruments - Liabilities
Equity Contracts	$(6)	$(142)	$0	$(148)
Foreign Exchange Contracts	0	(22,849)	0	(22,849)
	$(6)	$(22,991)	$0	$(22,997)

Totals	$1,104,519	$1,085,990	$0	$2,190,509

(ii) There were assets and liabilities valued at $93,899 transferred from Level 2 to Level 1 during the period ended December 31, 2012.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$3,737	$0	$0	$3,737
Unrealized appreciation on foreign currency contracts	0	0	0	5,525	0	5,525
Unrealized appreciation on OTC swap agreements	0	0	40	0	0	40

	$0	$0	$3,777	$5,525	$0	$9,302

Liabilities:
Written options outstanding	$0	$0	$6	$0	$0	$6
Unrealized depreciation on foreign currency contracts	0	0	0	22,849	0	22,849
Unrealized depreciation on OTC swap agreements	0	0	142	0	0	142

	$0	$0	$148	$22,849	$0	$22,997

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended December 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(7,485)	$(90)	$0	$(7,575)
Net realized gain on written options	0	0	4,429	0	0	4,429
Net realized gain on swaps	0	0	461	0	0	461
Net realized (loss) on foreign currency transactions	0	0	0	(6,836)	0	(6,836)

	$0	$0	$(2,595)	$(6,926)	$0	$(9,521)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$4,334	$78	$0	$4,412
Net change in unrealized (depreciation) on written options	0	0	(3,594)	0	0	(3,594)
Net change in unrealized (depreciation) on swaps	0	0	(406)	0	0	(406)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(19,375)	0	(19,375)

	$0	$0	$334	$(19,297)	$0	$(18,963)

(1)	See note 6 in the Notes to Financial Statements for additional information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2012	75

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

December 31, 2012 (Unaudited)

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Fund®			PIMCO Cayman Commodity Fund VI, Ltd. (Subsidiary)
BPS	$(11,251)	$9,847	$(1,404)	$0	$0	$0
BRC	(450)	330	(120)	0	0	0
CBK	(168)	0	(168)	0	0	0
DUB	(1,109)	1,049	(60)	0	0	0
FBF	216	0	216	0	0	0
GLM	(3,122)	2,567	(555)	0	0	0
GST	(138)	(290)	(428)	0	0	0
HUS	(82)	80	(2)	0	0	0
JPM	(712)	929	217	0	0	0
MSC	(90)	(195)	(285)	0	0	0
MYI	36	(70)	(34)	0	0	0
RBC	26	0	26	0	0	0
RYL	97	0	97	0	0	0
UAG	(678)	739	61	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

76	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2012 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the six funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Foreign Currency Translation  The functional and reporting currency for the Funds is the U.S. dollar. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

A Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Dividend and Income Builder Fund and PIMCO EqS® Dividend Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the PIMCO Dividend and Income Builder Fund and PIMCO EqS® Dividend Fund are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

SEMIANNUAL REPORT	DECEMBER 31, 2012	77

Notes to Financial Statements (Cont.)

Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective July 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for

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monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are typically a result of a change, in the normal course of business, from the use of the trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are typically a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end may have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically as a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data. Transfers out of Level 3 to Level 2 are typically as a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of such transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing

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Notes to Financial Statements (Cont.)

recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Physical commodities such as gold derive their value from the underlying asset’s price of which the commodity is delivered against. The asset is typically a future contract or similar instrument which is agreed upon between the Investment Manager and trading counterparty and is detailed in the trade agreement. Physical commodities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

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Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities

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Notes to Financial Statements (Cont.)

(“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities.

Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with

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some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

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Notes to Financial Statements (Cont.)

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on sovereign issues to provide a measure of protection against defaults of

84	PIMCO EQUITY SERIES

December 31, 2012 (Unaudited)

the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the mutual funds that pursue their investment objective by investing in other mutual funds (“PIMCO Fund of Funds”)) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of

SEMIANNUAL REPORT	DECEMBER 31, 2012	85

Notes to Financial Statements (Cont.)

the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Fund) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Funds (or Acquired Funds), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

86	PIMCO EQUITY SERIES

December 31, 2012 (Unaudited)

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial

SEMIANNUAL REPORT	DECEMBER 31, 2012	87

Notes to Financial Statements (Cont.)

derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedules of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between a Fund and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 5(d) for additional information.

8. BASIS FOR CONSOLIDATION FOR THE PIMCO EMERGING MULTI-ASSET FUND AND PIMCO EqS PATHFINDER FUND® (“Consolidated Funds”)

PIMCO Cayman Commodity Fund V and VI (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of each of the Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of each of the Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2012 of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

Fund Name	Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Emerging Multi-Asset Fund	PIMCO Cayman Commodity Fund V Ltd.	06/06/2011	07/01/2011	$48,873	$10	0.0%
PIMCO EqS Pathfinder Fund®	PIMCO Cayman Commodity Fund VI Ltd.	06/06/2011	06/20/2011	2,215,123	84,786	3.8

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Dividend and Income Builder Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Emerging Markets Fund	1.00%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO Emerging Multi-Asset Fund	0.90%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS Pathfinder Fund®	0.75%	0.30%	0.40%	N/A	0.40%	0.40%

88	PIMCO EQUITY SERIES

December 31, 2012 (Unaudited)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C Class shares. For the period ended December 31, 2012, the Distributor received $77,013 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

SEMIANNUAL REPORT	DECEMBER 31, 2012	89

Notes to Financial Statements (Cont.)

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Investment Advisory Fee Waiver	Investment Advisory Waiver Expiration Date
PIMCO Dividend and Income Builder Fund	0.16%	10/31/2013
PIMCO EqS® Dividend Fund	0.16%	10/31/2013
PIMCO EqS® Emerging Markets Fund	0.20%	10/31/2013
PIMCO EqS® Long/Short Fund	0.09%	10/31/2013
PIMCO EqS Pathfinder Fund®	0.16%	10/31/2013

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at December 31, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Dividend and Income Builder Fund	$201
PIMCO EqS® Dividend Fund	530
PIMCO EqS® Emerging Markets Fund	1,820
PIMCO EqS® Long/Short Fund	378
PIMCO Emerging Multi-Asset Fund	141
PIMCO EqS Pathfinder Fund®	6,973

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the PIMCO Emerging Multi-Asset Fund are based upon an allocation of the PIMCO Emerging Multi-Asset Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the PIMCO Emerging Multi-Asset Fund’s assets.

PIMCO has contractually agreed, through October 31, 2013, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of

the Underlying PIMCO Funds. This agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waivers are reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2012, the amount was $239,372.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the

90	PIMCO EQUITY SERIES

December 31, 2012 (Unaudited)

Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended December 31, 2012, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO EqS Pathfinder Fund®	$298

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The PIMCO Emerging Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Multi-Asset Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2012 (amounts in thousands):

PIMCO Emerging Multi-Asset Fund

Underlying PIMCO Funds	Market Value 06/30/2012	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain Loss	Change in Unrealized Appreciation	Market Value 12/31/2012	Dividend Income	Net Capital Gains Distributions
CommoditiesPLUS® Strategy Fund	$436	$0	$486	$(14)	$64	$0	$0	$0
Emerging Local Bond Fund	12,185	2,658	1,350	(30)	579	14,042	488	0
Emerging Markets Bond Fund	8,304	3,145	4,500	357	291	7,597	272	4
Emerging Markets Corporate Bond Fund	1,472	37	0	0	101	1,610	33	5
Emerging Markets Currency Fund	772	1	782	(15)	24	0	1	0
EqSTM Emerging Markets Fund	18,618	5,841	2,151	(430)	2,650	24,528	241	0
Short-Term Floating NAV Portfolio	5,018	7,101	12,100	0	1	20	1	0
	$46,805	$18,783	$21,369	$(132)	$3,710	$47,797	$1,036	$9

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 06/30/2012	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized	Market Value 12/31/2012	Dividend Income	Net Capital Gains Distributions
PIMCO Dividend and Income Builder Fund	$1,411	$51,509	$48,600	$(5)	$—	$4,315	$8	$0
PIMCO EqS® Dividend Fund	14,024	66,318	73,800	(4)	(5)	6,533	17	1
PIMCO EqS® Emerging Markets Fund	52,486	154,250	172,150	(30)	(11)	34,545	147	3
PIMCO EqS® Long/Short Fund	61,718	252,216	242,200	(3)	(96)	71,635	209	7
PIMCO EqS Pathfinder Fund®	129,357	289,893	287,800	(14)	(144)	131,292	479	13

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	DECEMBER 31, 2012	91

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Builder Fund	$0	$0	$86,840	$20,413
PIMCO EqS® Dividend Fund	0	0	147,669	119,512
PIMCO EqS® Emerging Markets Fund	0	0	275,259	226,493
PIMCO EqS® Long/Short Fund	0	0	439,454	367,689
PIMCO Emerging Multi-Asset Fund	0	0	18,534	19,295
PIMCO EqS Pathfinder Fund®	0	0	276,094	311,055

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Dividend and Income Builder Fund				PIMCO EqS® Dividend Fund (1)				PIMCO EqS® Emerging Markets Fund (2)
	Six Months Ended 12/31/2012		Period from 12/14/2011 to 06/30/2012		Six Months Ended 12/31/2012		Period from 12/14/2011 to 06/30/2012		Six Months Ended 12/31/2012		Year Ended 06/30/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,459	$27,079	1,288	$13,265	1,792	$19,625	30,124	$313,756	4,240	$35,047	31,969	$273,119
Class P	1,358	14,886	797	8,349	87	963	7	69	16	140	37	339
Administrative Class	0	0	0	0	0	0	0	0	1	8	57	490
Class D	1,130	12,075	282	2,951	366	3,987	134	1,379	44	377	910	7,718
Class A	1,841	20,223	1,364	14,394	520	5,708	274	2,901	198	1,673	441	3,828
Class C	1,164	12,876	789	8,296	197	2,151	137	1,461	32	270	97	825
Class R	2	21	40	422	0	0	1	10	0	0	2	17
Issued as reinvestment of distributions
Institutional Class	24	265	24	250	470	5,219	334	3,511	668	5,839	201	1,606
Class P	17	184	6	67	0	6	0	1	0	2	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	17	190	3	32	4	45	1	9	1	10	3	22
Class A	26	289	12	122	7	71	3	29	4	32	0	2
Class C	9	103	4	39	2	25	1	13	1	6	0	0
Class R	0	4	1	7	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(812)	(9,011)	(245)	(2,519)	(510)	(5,546)	(323)	(3,420)	(2,465)	(20,824)	(2,236)	(18,635)
Class P	(63)	(687)	(20)	(206)	(5)	(60)	0	0	0	(2)	(33)	(299)
Administrative Class	0	0	0	0	0	0	0	0	0	0	(54)	(449)
Class D	(148)	(1,628)	(65)	(660)	(109)	(1,196)	(16)	(161)	(39)	(324)	(894)	(7,553)
Class A	(222)	(2,443)	(104)	(1,062)	(68)	(744)	(36)	(361)	(100)	(832)	(205)	(1,695)
Class C	(315)	(3,461)	(28)	(289)	(32)	(353)	(16)	(166)	(12)	(96)	(21)	(178)
Class R	(24)	(264)	(1)	(8)	0	0	0	0	0	0	(3)	(24)
Net increase (decrease) resulting from Fund share transactions	6,463	$70,701	4,147	$43,450	2,721	$29,901	30,625	$319,031	2,589	$21,326	30,271	$259,133

92	PIMCO EQUITY SERIES

December 31, 2012 (Unaudited)

	PIMCO EqS® Long/Short Fund (3)				PIMCO Emerging Multi-Asset Fund				PIMCO EqS Pathfinder Fund® (4)
	Six Months Ended 12/31/2012		Period from 04/20/2012 to 06/30/2012		Six Months Ended 12/31/2012		Year Ended 06/30/2012		Six Months Ended 12/31/2012		Year Ended 06/30/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,826	$66,176	20,316	$199,848	343	$3,093	3,596	$33,084	4,426	$45,893	73,170	$721,005
Class P	357	3,416	1	10	39	353	1,417	12,404	1,066	11,046	10,980	106,032
Administrative Class	0	0	0	0	6	49	3	25	0	0	0	0
Class D	123	1,186	12	117	64	583	618	5,586	768	8,029	932	9,477
Class A	428	4,170	126	1,227	283	2,554	1,205	10,932	748	7,793	3,516	35,477
Class C	181	1,763	5	53	126	1,141	412	3,692	131	1,342	1,284	12,707
Class R	0	0	0	0	2	17	0	0	0	0	2	23
Issued as reinvestment of distributions
Institutional Class	110	1,029	0	0	82	758	12	102	5,607	57,868	1,955	18,970
Class P	1	9	0	0	5	47	6	56	127	1,307	69	672
Administrative Class	0	0	0	0	0	2	0	0	0	0	0	0
Class D	0	2	0	0	9	84	1	8	62	631	16	157
Class A	2	15	0	0	36	325	3	26	143	1,472	57	556
Class C	0	1	0	0	11	101	0	4	81	820	20	195
Class R	0	0	0	0	0	1	0	0	0	0	0	1
Issued in reorganization
Institutional Class	0	0	1,570	15,696	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(894)	(8,498)	(15)	(143)	(951)	(8,622)	(1,151)	(10,433)	(4,491)	(47,197)	(9,772)	(97,233)
Class P	(141)	(1,320)	0	0	(87)	(795)	(1,198)	(10,854)	(2,571)	(26,785)	(8,614)	(84,122)
Administrative Class	0	0	0	0	(1)	(5)	(1)	(5)	0	0	0	0
Class D	(52)	(500)	(1)	(6)	(307)	(2,743)	(332)	(2,910)	(447)	(4,638)	(1,406)	(13,801)
Class A	(23)	(213)	0	0	(149)	(1,352)	(221)	(1,971)	(2,029)	(21,273)	(5,057)	(49,897)
Class C	(3)	(35)	0	0	(109)	(987)	(30)	(280)	(1,050)	(10,785)	(1,385)	(13,532)
Class R	0	0	0	0	0	0	0	0	0	0	(11)	(112)
Net increase (decrease) resulting from Fund share transactions	6,915	$67,201	22,014	$216,802	(598)	$(5,396)	4,340	$39,466	2,571	$25,523	65,756	$646,575

(1)

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 65% of the Fund. 2 shareholders are related parties to the Fund and comprise 65% of the Fund.*

(2)

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 74% of the Fund. 3 shareholders are related parties to the Fund and comprise 74% of the Fund.*

(3)

As of December 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 86% of the Fund. 2 shareholders are related parties to the Fund and comprise 86% of the Fund.*

(4)

As of December 31, 2012, 3 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 72% of the Fund. 3 shareholders are related parties to the Fund and comprise 72% of the Fund.*

*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SEMIANNUAL REPORT	DECEMBER 31, 2012	93

Notes to Financial Statements (Cont.)

December 31, 2012 (Unaudited)

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of December 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO Dividend and Income Builder Fund	$113,597	$7,635	$(885)	$6,750
PIMCO Emerging Multi-Asset Fund	48,319	1,023	(753)	270
PIMCO EqS Pathfinder Fund®	2,053,944	262,579	(86,115)	176,464
PIMCO EqS® Dividend Fund	339,401	36,922	(4,582)	32,340
PIMCO EqS® Emerging Markets Fund	569,369	61,564	(28,841)	32,723
PIMCO EqS® Long/Short Fund	276,220	10,414	(5,487)	4,927

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

94	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	ULO	UBS AG London
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	THB	Thai Baht
CZK	Czech Koruna	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ADR	American Depositary Receipt	JSC	Joint Stock Company	SP-ADR	Sponsored American Depositary Receipt
AID	Agency International Development	LIBOR	London Interbank Offered Rate	SP-GDR	Sponsored Global Depositary Receipt
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	SPDR	Standard & Poor’s Depositary Receipts
GDR	Global Depositary Receipt

SEMIANNUAL REPORT	DECEMBER 31, 2012	95

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

On August 15, 2012, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the Trust’s series (the “Funds”), for an additional one-year term through August 31, 2013.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to Fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to a request from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15, 2012 meeting. The independent Trustees also met with counsel to the Trust on August 3, 2012 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented.

Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted that PIMCO has hired many seasoned equity professionals at senior levels and has established investment teams in New York, London and Newport Beach. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were renewed in 2011, including, but not limited to, undertaking significant technology

96	PIMCO EQUITY SERIES

(Unaudited)

and outsourcing initiatives; expanding the quality management system for processes/activities; completing the implementation of a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; migrating shareholder confirmation and first-dollar prospectus delivery to a new third-party service provider; streamlining processes to enable earlier daily net asset value delivery to major intermediary clients; working with another service provider to expand a unique quality assurance platform; implementing a proprietary application developed for cash flow reporting to portfolio managers; implementing new cost basis reporting; working with an accounting firm to analyze the impact of the Foreign Account Tax Compliance Act; and engaging in extensive preparation and testing to respond quickly in the event of a crisis involving the Eurozone.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements has benefited and will likely continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, for the one-, three- and five-year and since inception periods ended May 31, 2012 and other performance data, as available, for the periods ended June 30, 2012 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, for the periods ended May 31, 2012 (the “Lipper Report”). The Board noted that long-term performance information was not available due to each Fund’s relatively recent commencement of operations. The Board considered each Fund’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15, 2012 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over the one year period ended May 31, 2012 and since inception. The Board considered the reasons for these Funds’ underperformance in comparison to their peer groups or benchmark indexes, or both.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Funds, it considers a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of returns to the Funds’ investors.

The Board reviewed the advisory fee, supervisory and administrative fee and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared each Fund’s total expenses to other funds in the Expense Group provided by Lipper and found each Fund’s total expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through October 31, 2013, to reduce its advisory fee by 0.16%, 0.16%, 0.16% and 0.20% of the average daily net assets of the PIMCO Dividend and Income Builder, PIMCO EqSTM Dividend, PIMCO EqS Pathfinder® and PIMCO EqSTM Emerging Markets Funds, respectively.

SEMIANNUAL REPORT	DECEMBER 31, 2012	97

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy and noted that three of the four Funds that have comparable separate account strategies have adviser fees that are lower than the fee charged to the separate account. In cases where the advisory fees for certain separate account clients were lower than those charged to the PIMCO EqS Pathfinder Fund®, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Fund, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. At the time that the Board considered the Agreements, PIMCO did not manage any separate accounts with investment strategies similar to those of the PIMCO Emerging Multi-Asset Fund and PIMCO EqSTM Long/Short Fund.

The Board considered each Fund’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided a broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Fund pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare each Fund’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if a Fund was already at scale.

The Trustees also considered the advisory fees charged to the PIMCO Emerging Multi-Asset Fund, which operates as a fund of funds (the “Fund of Funds”), and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Fund of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Fund of Funds.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Funds, are reasonable and renewal of the Agreements would likely benefit the Funds and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during their current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of the Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Funds’ operating costs rise.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including

98	PIMCO EQUITY SERIES

(Unaudited)

possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO continued to be excellent and favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2012	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

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PES4001SAR_123112

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ DOUGLAS M. HODGE
Douglas M. Hodge
Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DOUGLAS M. HODGE
Douglas M. Hodge
Principal Executive Officer

Date: February 28, 2013

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: February 28, 2013